UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/17

Item 1. Reports to Stockholders.

1

Annual Report
and Shareholder Letter

February 28, 2017

Franklin Tax-Free Trust

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the annual report

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Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market, but underperformed U.S. stock markets during the 12-month period ended February 28, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +0.25% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -1.24% total return.1 Both high yield corporates and high yield municipals outperformed their investment-grade counterparts. U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +24.98% total return for the reporting period.1 U.S. equities posted generally positive returns through the first three quarters of 2016, before selling off slightly in October in anticipation of higher interest rates. Donald Trump’s U.S. presidential victory in November shocked financial markets and pushed U.S. equities to all-time highs on the promise of lower taxes, de-regulation, and significant infrastructure spending. Both the municipal bond market and U.S. Treasury market sold off precipitously immediately following the election, but generated positive returns from December through the end of the reporting period.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% to 0.50%–0.75% in December. It also increased the discount rate by 0.25% to 1.25%. After raising its target range by 0.25% just once in both 2015 and 2016, the Fed indicated that it expects three such increases in 2017. In fact, given the continued strength of the labor market and increasing inflation expectations, the Fed increased the federal funds rate by another 0.25% to 0.75%–1.0% at its March meeting.

Municipal bond funds experienced 13 consecutive months of inflows before significant outflows in November and December. Fund flows turned positive again in January, reflecting resilient demand for tax-exempt debt. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, high yield municipal bonds fared better than investment-grade municipal bonds. High yield tax-exempt bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, generated a +5.17% total return for the period.1 Approximately $388 billion in bonds were issued over the past 12 months; this was offset, however, by the approximately $351 billion in bonds that either matured or were called out of the market, making net supply positive for the period, at $37 billion.2 This somewhat weaker technical backdrop contributed to tepid returns for the period.

Benchmark 10-year and 30-year tax-exempt interest rates ended the period higher than where they began, despite touching record low levels in July. Bond prices will decline as interest rates rise, impacting total return performance. However, bouts of volatility, as experienced during the reporting period, provide opportunities for Franklin Templeton’s actively managed investment strategies to exploit market dislocations and potentially increase the income of its portfolios. In periods of low and declining interest rates, as has been the environment over the past several years, issuers can “pre-refund” their debt. After initial price appreciation, in most cases, these high quality, shorter duration, pre-refunded securities tend to decline in value as they approach their call or maturity dates. However, they continue to generate income that is higher than current market rates. Heightened exposure to pre-refunded debt in Franklin municipal bond portfolios has contributed to underperformance over the period, but has increased portfolio liquidity and reduced volatility.

Puerto Rico bonds increased in price over the period. However, these bonds declined substantially shortly after period-end. Several developments affected Puerto Rico bonds over the reporting period. On June 30, 2016, President Obama signed PROMESA, a bipartisan congressional effort that created the independent, seven-member Oversight Board. The board, appointed by the House of Representatives, Senate and President Obama, will have fiscal oversight over Puerto Rico’s finances for an initial term of five years. The board held its first meeting on September 30, 2016, and its term will expire once Puerto Rico has posted four structurally balanced budgets in a row and is deemed to have “adequate access at reasonable interest rates” to the capital markets. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards.

Additionally, PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed. 2. Source: Goldman Sachs Securities Division, Bloomberg.

See www.franklintempletondatasources.com for additional data provider information.

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MUNICIPAL BOND MARKET OVERVIEW

proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds owned by our managed funds and accounts. Currently, we are still working with Puerto Rico to finalize all outstanding issues necessary to implement our agreement with PREPA. At the end of January 2017, after talks with Puerto Rico’s financial advisor, the restructuring support agreement was extended until March 31, 2017.

Since February 29, 2016, Puerto Rico has defaulted on debt issued by several different issuers including Puerto Rico General Obligation Bonds, Puerto Rico Public Building Authority Bonds and Government Development Bank, among others. As of February 2, 2017, all defaults mentioned in this section remain uncured; however, some debt service payments have been made from insurance companies.

COFINA, the Spanish name for debt secured by a dedicated portion of the sales tax, has to date made all principal and interest payments on time and in full. However, on November 22, 2016, certain Franklin Municipal Bond Funds that own COFINA bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of General Obligation hedge fund bondholders and the government in an effort to uphold the validity of the COFINA bond structure. The motion was granted on February 17, 2017.

On November 8, 2016, Ricardo Rosselló Nevares was elected governor of Puerto Rico, and assumed the office in January 2017. In addition, Jenniffer González was elected Resident Commissioner to represent Puerto Rico in the U.S. House of Representatives. Since taking office, Governor Rosselló signed an executive order reducing spending by 10%, created an expedited process for infrastructure projects, implemented a zero-based budgeting methodology, introduced several bills to promote economic development and outlined several labor reforms aimed at reducing the cost of doing business in Puerto Rico. He also signed an extension to an excise tax on foreign manufacturers, which contributes a significant amount of revenue to the general fund.

Governor Rosselló also signed the “Financial Emergency and Fiscal Responsibility Act,” which replaces the prior administration’s debt moratorium with a new approach that segregates revenues available after the payment of essential services to pay debt service.

On March 13, 2017, Puerto Rico’s federal Oversight Board certified a 10-year Fiscal Plan for Puerto Rico, as required by PROMESA. The plan, which is not reviewable by any other entity, leaves many questions unanswered about the eventual treatment of debt. The certification of the plan means that Puerto Rico will soon be approaching bondholders to engage in negotiations. As of this writing, we have not been contacted.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We only purchase high yield securities in our high yield fund. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Arizona Tax-Free Income Fund

This annual report for Franklin Arizona Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	7.61%
AA	48.78%
A	17.11%
BBB	7.11%
Below Investment Grade	1.12%
Refunded	14.03%
Not Rated	4.24%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.07 on February 29, 2016, to $10.78 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 37.78 cents per share for the reporting period.2 The Performance Summary beginning on page 9 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.42% based on an annualization of February’s 3.21 cent per share dividend and the maximum

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.15	2.63	3.24
April	3.15	2.63	3.24
May	3.15	2.63	3.24
June	3.15	2.63	3.24
July	3.12	2.60	3.21
August	3.12	2.60	3.21
September	3.12	2.59	3.21
October	3.12	2.59	3.21
November	3.12	2.59	3.21
December	3.16	2.64	3.25
January	3.21	2.69	3.30
February	3.21	2.69	3.30
Total	37.78	31.51	38.86

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

offering price of $11.26 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Arizona personal income tax bracket of 46.14% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.35% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Arizona’s economy continued to expand during the period under review. The state’s unemployment rate declined from 5.5% in February 2016 to 5.1% in February 2017, but remained

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 63.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

higher than the 4.7% national rate.3 Job growth was subdued and declined marginally. In the state’s housing market, which was significantly hurt by the most recent recession, home prices rose during the period.

The state concluded fiscal year (FY) 2016 on June 30 with a budget surplus, which exceeded expectations. Collections across the state’s major revenue categories were mixed, with individual income tax collections contributing mainly to general fund revenues. The state legislature approved higher spending in FY 2017 on universities, the Department of Economic Security and the Department of Child Safety compared to FY 2016. Sales and use taxes and individual income tax collections are expected to contribute significantly to revenue generation. The budget also provided an additional tax cut for business owners. Although the forecasted budget surplus is lower than the previous fiscal year, the budget is structurally balanced as ongoing revenues are projected to exceed ongoing spending in FY 2017. Arizona’s proposed budget for FY 2018 included spending increases, largely on K-12 and higher education, while preserving the general fund’s structural balance.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $776 per capita and 2.1% of personal income, compared with the national medians of $1,025 and 2.5%, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Arizona’s AA issuer credit rating with a stable outlook.5 The rating reflected S&P’s view of Arizona’s long-term creditworthiness based on ongoing improvement in the state’s economy and continued population and job growth that are outpacing the nation’s. S&P further cited Arizona’s strong financial position, low other postemployment benefits and moderate debt burden.

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	24.2%
Utilities	16.4%
Higher Education	15.3%
Hospital & Health Care	9.8%
Tax-Supported	9.6%
Subject to Government Appropriations	7.3%
Transportation	5.1%
General Obligation	4.6%
Housing	4.0%
Other Revenue	3.7%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

some of their gains shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico COFINA bonds, which contributed to positive performance over the annual period. However, these bonds lost

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.77%	-3.50%
5-Year	+15.44%	+2.02%
10-Year	+45.84%	+3.39%
Advisor[3]
1-Year	+0.86%	+0.86%
5-Year	+16.08%	+3.03%
10-Year	+47.40%	+3.96%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	3.42%	6.35%	2.00%		3.71%
Advisor	3.66%	6.80%	2.20%		4.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FTAZX)	$10.78	$11.07	-$	0.29
C (FAZIX)	$10.95	$11.24	-$	0.29
Advisor (FAZZX)	$10.81	$11.10	-$	0.29

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3778
C	$0.3151
Advisor	$0.3886

Total Annual Operating Expenses[9]
Share Class
A	0.62%
Advisor	0.52%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.90% and +4.46%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor class) per share on 2/28/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Arizona personal income tax rate of 46.14%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$974.20	$3.13	$1,021.62	$3.21	0.64%
C	$1,000	$970.90	$5.82	$1,018.89	$5.96	1.19%
Advisor	$1,000	$974.70	$2.64	$1,022.12	$2.71	0.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Franklin Colorado Tax-Free Income Fund

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AA	49.75%
A	15.84%
BBB	10.68%
Below Investment Grade	3.20%
Refunded	19.16%
Not Rated	1.37%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.94 on February 29, 2016, to $11.66 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 43.77 cents per share for the reporting period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.57% based on an annualization of February’s 3.62 cent per share dividend and the maximum offering price of $12.18 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Colorado personal income tax bracket of 46.20% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.64% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Funds took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.75	3.19	3.85
April	3.75	3.19	3.85
May	3.75	3.19	3.85
June	3.68	3.12	3.78
July	3.68	3.12	3.78
August	3.68	3.12	3.78
September	3.68	3.11	3.78
October	3.62	3.05	3.72
November	3.52	2.95	3.62
December	3.52	2.96	3.61
January	3.52	2.96	3.61
February	3.62	3.06	3.71
Total	43.77	37.02	44.94

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 71.

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Annual Report

FRANKLIN COLORADO TAX-FREE INCOME FUND

State Update

Colorado’s economy continued to strengthen during the 12 months under review. The state’s economic indicators including population, workforce, personal income, housing market stability and cost of living generally improved. Colorado supports emerging industries, such as technology, telecommunications and renewable energy, and offers an outdoor lifestyle that appeals to new residents. Personal income has exceeded the national average, encouraging population growth that has been aided by migration. In addition, oil and gas prices improved during the reporting period, benefiting the state’s energy sector businesses. Colorado’s unemployment rate fell from 3.3% in February 2016 to 2.9% at the end of the review period, which was lower than the 4.7% national rate.3

Colorado’s 2016–2017 fiscal year budget provided increased funding for K-12 education, expanded capital construction projects and increased appropriations to health and human services. In December 2016, lawmakers issued an economic forecast that projected a modest shortfall in the current fiscal year. The gap, however, was less than lawmakers originally projected, aided by economic growth driven by improved energy prices and consumer spending. The governor presented a budget proposal for the 2017–2018 fiscal year in November 2016. The proposed budget was slightly larger than the previous year’s spending plan, and called for cuts to transportation funding to balance the budget. The proposal also called for a slight increase in health care and education spending.

Colorado’s debt levels were lower than those of most states, with net tax-supported debt at $424 per capita and 0.9% of personal income, compared with the national medians of $1,025 and 2.5%, respectively.4 Independent credit rating agency Moody’s Investors Service affirmed Colorado’s issuer credit rating of Aa1 with a stable outlook.5 The rating was based on Moody’s view of the state’s strong economic performance, higher-than-average income per capita and low relative debt levels, balanced against narrow reserves, above average pension liabilities and constitutional restrictions and voter initiatives that constrain its budgeting flexibility.

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	22.7%
Hospital & Health Care	16.8%
Tax-Supported	14.8%
Subject to Government Appropriations	12.2%
Utilities	11.5%
Higher Education	10.2%
General Obligation	7.1%
Transportation	2.5%
Other Revenue	2.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.

5. This does not indicate Moody’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.31%	-2.99%
5-Year	+15.24%	+1.99%
10-Year	+45.47%	+3.37%
Advisor[3]
1-Year	+1.41%	+1.41%
5-Year	+15.81%	+2.98%
10-Year	+46.57%	+3.90%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	3.57%	6.64%	2.08%		3.87%
Advisor	3.82%	7.10%	2.29%		4.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 18 for Performance Summary footnotes.

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Annual Report

FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FRCOX)	$11.66	$11.94	-$	0.28
C (FCOIX)	$11.79	$12.07	-$	0.28
Advisor (FCOZX)	$11.66	$11.94	-$	0.28

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4377
C	$0.3702
Advisor	$0.4494

Total Annual Operating Expenses[9]
Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.13% and +4.72%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Colorado personal income tax rate of 46.20%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$980.60	$3.24	$1,021.52	$3.31	0.66%
C	$1,000	$978.00	$5.93	$1,018.79	$6.06	1.21%
Advisor	$1,000	$981.10	$2.75	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Annual Report

Franklin Connecticut Tax-Free Income Fund

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	8.21%
AA	41.36%
A	29.77%
Below Investment Grade	3.17%
Refunded	17.49%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.69 on February 29, 2016, to $10.42 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 36.04 cents per share for the reporting period.2 The Performance Summary beginning on page 23 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.32% based on an annualization of February’s 3.01 cent per share dividend and the maximum offering price of $10.88 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Connecticut personal income tax bracket of 47.62% (including 3.8%

Medicare tax) would need to earn a distribution rate of 6.34% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Funds took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.19	2.69	3.27
April	3.19	2.69	3.27
May	3.19	2.69	3.27
June	3.09	2.59	3.17
July	2.91	2.41	2.99
August	2.91	2.41	2.99
September	2.91	2.40	3.00
October	2.91	2.40	3.00
November	2.91	2.40	3.00
December	2.91	2.41	2.99
January	2.91	2.41	2.99
February	3.01	2.51	3.09
Total	36.04	30.01	37.03

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Connecticut’s economy grew moderately during the 12 months under review. The state remained among the nation’s wealthiest, with strong per-capita income well above national

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 79.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

levels. For the period under review, home prices rose and foreclosure rates generally declined. Connecticut’s unemployment rate fell from 5.5% in February 2016 to 4.7% at the end of the review period, which matched the 4.7% national rate.3

During the state’s fiscal year (FY) 2016, the budget office anticipated weaker-than-projected revenue growth and, subsequently, a potential budget deficit. Lower income tax collections led to lower-than-expected general fund revenues. The state legislature approved the FY 2017 budget, which included spending cuts and additional revenue measures. It included elimination of several state government jobs to substantially reduce future deficits, and spending cuts in grants for municipalities, school transportation and hospitals. The legislature also affirmed that future budgets would be based on fixed cost, such as debt service, Medicaid, pensions and other entitlements. In February 2017, the governor announced a biennium budget for FY 2018-2019 that included budget cuts, reduced local aid and various revenue enhancement measures. General fund revenue in FY 2018 is forecasted to decrease due to diversion of sales tax revenue, increased earned income tax credits and lower income taxes on retired teachers.

Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.8% of personal income and $6,155 per capita, compared with the national medians of 2.5% and $1,025, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA- rating on Connecticut’s general obligation bonds, and it revised its outlook from stable to negative.5 The revision to the outlook reflected S&P’s view that projected fixed costs for debt, pension and other post-employment benefits might rise to high levels in the future, which could reduce the state’s budget flexibility as it tries to address out-year budget gaps. S&P further noted that any further increase in fixed costs as a percentage of the budget, a decrease in pension funded ratios or the adoption of structurally unbalanced budget balancing measures could lead to the state’s credit rating being lowered. S&P noted that high wealth and income levels, a diverse economy, active monitoring of revenues and expenditures and adequate operating liquidity support its rating.

Portfolio Composition
2/28/17
% of Total
Investments*
Higher Education	25.6%
Hospital & Health Care	20.7%
Refunded**	18.9%
Utilities	13.8%
General Obligation	9.5%
Transportation	4.1%
Other Revenue	3.3%
Tax-Supported	3.2%
Housing	0.9%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.82%	-3.42%
5-Year	+9.71%	+1.00%
10-Year	+38.25%	+2.85%
Advisor[3]
1-Year	+1.01%	+1.01%
5-Year	+10.37%	+1.99%
10-Year	+39.32%	+3.37%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	3.32%	6.34%	1.98%		3.78%
Advisor	3.56%	6.80%	2.18%		4.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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Annual Report

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 25 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FXCTX)	$10.42	$10.69	-$	0.27
C (FCTIX)	$10.50	$10.77	-$	0.27
Advisor (FCNZX)	$10.42	$10.68	-$	0.26

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3604
C	$0.3001
Advisor	$0.3703

Total Annual Operating Expenses[9]
Share Class
A	0.69%
Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.04% and +3.92%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Connecticut personal income tax rate of 47.62%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$974.73	$3.53	$1,021.22	$3.61	0.72%
C	$1,000	$972.14	$6.21	$1,018.50	$6.36	1.27%
Advisor	$1,000	$976.11	$3.04	$1,021.72	$3.11	0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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franklintempleton.com

Franklin Michigan Tax-Free Income Fund

This annual report for Franklin Michigan Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	4.64%
AA	58.80%
A	12.54%
Below Investment Grade	2.84%
Refunded	21.18%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.78 on February 29, 2016, to $11.52 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 40.83 cents per share for the reporting period.2 The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.18% based on an annualization of February’s 3.19 cent per share dividend and the maximum offering price of $12.03 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Michigan personal income tax bracket of 45.97% (including 3.8%

Medicare tax) would need to earn a distribution rate of 5.89% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Funds took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.42	2.87	3.51
April	3.47	2.92	3.56
May	3.47	2.92	3.56
June	3.47	2.91	3.56
July	3.47	2.91	3.56
August	3.44	2.88	3.53
September	3.44	2.88	3.54
October	3.44	2.88	3.54
November	3.44	2.88	3.54
December	3.29	2.74	3.38
January	3.29	2.74	3.38
February	3.19	2.64	3.28
Total	40.83	34.17	41.94

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Michigan’s economy generally expanded for the 12 months under review. Although the state’s economy was diversified, the manufacturing sector continued to serve as a major

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 95.

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Annual Report

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

employment source. Michigan’s unemployment rate rose from 5.0% in February 2016 to 5.3% at period-end, which was higher the 4.7% national average.3 The housing market was positive as home prices rose and the foreclosure rate declined during most of the review period.

Michigan’s fiscal year (FY) 2016 general fund-general purpose and school funding revenues were above FY 2015 levels, mainly due to higher income tax receipts, which was partially offset by higher refunds under the Michigan Business Tax, higher individual income tax refunds and lower corporate tax revenue. The FY 2017 budget prioritized sectors such as education, health, job creation and infrastructure investment. The budget proposed an increased investment in education funding and a substantial reduction in general fund support for transportation. Additionally, the governor’s FY 2017 budget proposal did not identify additional deposits to the budget stabilization fund (commonly referred to as the “rainy day fund”) above mandated annual deposits. In February 2017, the governor announced FY 2018 and 2019 budget recommendations. For FY 2018, a considerable portion of the budget was intended to support education and health and human services. The budget recommendations included increased spending in economic development, education and infrastructure.

Michigan maintained relatively low debt levels, with net tax-supported debt at $719 per capita and 1.8% of personal income, compared with the national medians of $1,025 and 2.5%, respectively.4 Independent credit rating agency Moody’s Investors Service assigned Michigan’s general obligation bonds a rating of Aa1 with a stable outlook.5 The rating reflected Moody’s assessment of the state’s strong financial and liquidity position; stabilization in the auto sector, which has led to improved trends in the economy and tax receipts; and moderate debt and pension burdens.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico COFINA bonds, which contributed to positive performance over the annual period. However, these bonds lost some of their gains shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience

Portfolio Composition
2/28/17
% of Total
Investments*
General Obligation	28.7%
Refunded**	25.1%
Hospital & Health Care	19.5%
Higher Education	11.8%
Utilities	6.1%
Subject to Government Appropriations	3.8%
Tax-Supported	2.8%
Transportation	2.0%
Housing	0.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.24%	-3.04%
5-Year	+12.77%	+1.55%
10-Year	+39.98%	+2.98%
Advisor[3]
1-Year	+1.33%	+1.33%
5-Year	+13.29%	+2.53%
10-Year	+41.45%	+3.53%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	3.18%	5.89%	2.04%		3.78%
Advisor	3.41%	6.31%	2.25%		4.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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Annual Report

FRANKLIN MICHIGAN TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 31 for Performance Summary footnotes.

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franklintempleton.com

FRANKLIN MICHIGAN TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FTTMX)	$11.52	$11.78	-$	0.26
C (FRMTX)	$11.69	$11.95	-$	0.26
Advisor (FMTFX)	$11.55	$11.81	-$	0.26

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4083
C	$0.3417
Advisor	$0.4194

Total Annual Operating Expenses[9]
Share Class
A	0.64%
Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +36.73% and +3.68%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Connecticut personal income tax rate of 45.97%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$976.70	$3.28	$1,021.47	$3.36	0.67%
C	$1,000	$973.47	$5.97	$1,018.74	$6.11	1.22%
Advisor	$1,000	$976.50	$2.79	$1,021.97	$2.86	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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franklintempleton.com

Franklin Minnesota Tax-Free Income Fund

This annual report for Franklin Minnesota Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	14.55%
AA	67.77%
A	10.42%
Refunded	7.03%
Not Rated	0.23%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.63 on February 29, 2016, to $12.27 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 37.58 cents per share for the reporting period.2 The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.81% based on an annualization of February’s 3.00 cent per share dividend and the maximum offering price of $12.81 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Minnesota personal income tax bracket of 49.35% (including 3.8%

Medicare tax) would need to earn a distribution rate of 5.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Funds took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.18	2.59	3.28
April	3.18	2.59	3.28
May	3.18	2.59	3.28
June	3.13	2.54	3.23
July	3.13	2.54	3.23
August	3.13	2.54	3.23
September	3.13	2.53	3.23
October	3.13	2.53	3.23
November	3.13	2.53	3.23
December	3.13	2.54	3.23
January	3.13	2.54	3.23
February	3.00	2.41	3.10
Total	37.58	30.47	38.78

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Minnesota’s broad-based economy expanded during the 12 months under review. The state’s unemployment rate rose from 3.9% in February 2016 to 4.0% at period-end, significantly

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 95.

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Annual Report

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

lower than the 4.7% national average.3 Overall, the state’s labor force participation declined during the review period. Home prices and building permits in the state rose, while foreclosure rates generally declined.

The state ended its fiscal year (FY) 2016 on June 30, 2016, and net general fund receipts exceeded February 2016 revenue forecasts, largely due to higher-than-expected corporate income tax and other receipts. The state also continued to shore up its reserve position, although the budget reserve remained below its target. The 2016 legislative session enacted some revenue and spending appropriation increases, but the state plans to maintain a moderate balance in FY 2017.

In January 2017, the governor proposed 2018–2019 biennium budget that stressed health care, education and transportation. The budget outlook for 2018–2019 improved with a revision in February 2017 as revenue forecasts increased for individual income, general sales and corporate tax revenue. The projected revenues were estimated to exceed higher spending over 2018–2019.

Minnesota’s net tax-supported debt was 3.2% of personal income and $1,527 per capita, compared with the national medians of 2.5% and $1,025, respectively.4 Independent credit rating agency Moody’s Investors Service maintained an Aa1 rating with a stable outlook on Minnesota’s general obligation debt, citing the state’s strong financial management that resulted in replenishment of budget reserves, structural budget balance and sound management practices.5 According to Moody’s, some of Minnesota’s challenges include high debt ratios and a history of budgetary gridlocks. Overall, the rating agency believes Minnesota’s economic fundamentals are strong.

Portfolio Composition
2/28/17
% of Total
Investments*
General Obligation	27.5%
Refunded**	17.6%
Hospital & Health Care	16.0%
Utilities	15.6%
Transportation	7.9%
Higher Education	7.2%
Subject to Government Appropriations	3.8%
Housing	3.5%
Tax-Supported	0.9%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.11%	-4.14%
5-Year	+12.31%	+1.46%
10-Year	+44.07%	+3.27%
Advisor[3]
1-Year	+0.20%	+0.20%
5-Year	+12.86%	+2.45%
10-Year	+45.26%	+3.80%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	2.81%	5.55%	1.54%		3.04%
Advisor	3.03%	5.98%	1.72%		3.40%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 37 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 37 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FMINX)	$12.27	$12.63	-$	0.36
C (FMNIX)	$12.40	$12.76	-$	0.36
Advisor (FMNZX)	$12.28	$12.64	-$	0.36

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3758
C	$0.3047
Advisor	$0.3878

Total Annual Operating Expenses[9]
Share Class
A	0.64%
Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.57% and +3.95%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Minnesota personal income tax rate of 49.35%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$980.10	$3.24	$1,021.52	$3.31	0.66%
C	$1,000	$977.50	$5.93	$1,018.79	$6.06	1.21%
Advisor	$1,000	$980.60	$2.75	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Franklin Ohio Tax-Free Income Fund

This annual report for Franklin Ohio Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	11.13%
AA	62.81%
A	11.77%
BBB	0.66%
Refunded	13.63%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.90 on February 29, 2016, to $12.56 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 41.03 cents per share for the reporting period.2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.86% based on an annualization of February’s 3.13 cent per share dividend and the maximum offering price of $13.12 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Ohio personal income tax bracket of 46.42% (including 3.8%

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.49	2.88	3.59
April	3.59	2.98	3.69
May	3.59	2.98	3.69
June	3.46	2.85	3.56
July	3.46	2.85	3.56
August	3.41	2.80	3.51
September	3.41	2.80	3.51
October	3.41	2.80	3.51
November	3.41	2.80	3.51
December	3.41	2.81	3.51
January	3.26	2.66	3.36
February	3.13	2.53	3.23
Total	41.03	33.74	42.23

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Medicare tax) would need to earn a distribution rate of 5.34% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Funds took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Ohio’s economy continued to grow during the period under review. The state’s housing market improved as home sales increased and home prices rose. Ohio’s employment growth slowed toward the end of 2016, as did the state’s labor force

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 104.

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Annual Report

FRANKLIN OHIO TAX-FREE INCOME FUND

growth. The state’s major metropolitan centers attract significant employers, and consequently contain a substantial portion of the state’s population. Some large employers with headquarters located in Ohio’s metropolitan centers include Wal-Mart, Cleveland Clinic Health System, Kroger, Mercy Health and University Hospitals Health System. Ohio features one of the largest U.S. populations, a well-developed higher education system and a strong presence in the auto industry. However, population growth has slowed in recent years due to an outmigration among young professionals, partially attributed to below-average incomes and less attractive employment opportunities. Ohio’s unemployment rate increased slightly from 5.0% in February 2016 to 5.1% by period-end, which was higher than the national rate of 4.7%.3

The state ended fiscal year (FY) 2016 on June 30, 2016, with a higher-than-estimated general fund balance, despite lower-than-projected income and sales tax revenues given even lower-than-expected Medicaid and education spending. This trend allowed a healthy deposit into the state’s budget stabilization fund. Ohio’s enacted 2016–2017 biennium budget continued the implementation of significant tax reform by providing small-business tax relief and a personal income tax reduction. The tax reform efforts, however, were partially offset by an increase to the cigarette tax, restriction of the retirement income tax credit and an increased allocation of various taxes to the general revenue fund. The budget also included increased funding for K-12 education, higher education and Medicaid, and the development of new programs to provide employment opportunities for state residents with disabilities. Through November 2016, the year-to-date FY 2017 general revenue fund receipts were lower than estimated, primarily due to lower personal income tax receipts and non-auto sales taxes. The state’s proposed FY 2018–2019 biennium budget included lower income tax rates, fewer income tax brackets, an increase in the sales tax rate, an expansion of sales taxes to discretionary services and additional spending for the state’s schools. Ohio has a strong history of implementing budget adjustments regularly and on a timely basis.

Ohio’s net tax-supported debt, at $1,091 per capita and 2.6% of personal income was slightly above the $1,025 and 2.5% national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation debt rating with a stable outlook.5 The rating reflected S&P’s view of Ohio’s long history of proactive financial and budget management, including frequent and prompt budget modifications to offset decreased revenue. The rating also reflected S&P’s view of the state’s commitment to funding budget reserves, better revenue and budget performance and renewal of the budget stabilization fund, moderate debt levels, and significant pension reform changes coupled with steady progress in funding other postemployment benefits. In S&P’s view, the stable outlook reflected Ohio’s improved structural budget alignment and steady economic growth that has allowed recent contributions to its budget stabilization fund.

Portfolio Composition
2/28/17
% of Total
Investments*
General Obligation	31.0%
Refunded**	19.0%
Higher Education	13.4%
Utilities	12.7%
Hospital & Health Care	12.3%
Transportation	3.7%
Subject to Government Appropriations	3.2%
Other Revenue	2.5%
Tax-Supported	1.8%
Housing	0.4%
*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

FRANKLIN OHIO TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.52%	-3.73%
5-Year	+15.61%	+2.05%
10-Year	+45.76%	+3.39%
Advisor[3]
1-Year	+0.62%	+0.62%
5-Year	+16.26%	+3.06%
10-Year	+47.11%	+3.94%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	2.86%	5.34%	1.87%		3.49%
Advisor	3.08%	5.75%	2.07%		3.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 44 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 44 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FTOIX)	$12.56	$12.90	-$	0.34
C (FOITX)	$12.72	$13.06	-$	0.34
Advisor (FROZX)	$12.57	$12.91	-$	0.34

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4103
C	$0.3374
Advisor	$0.4223

Total Annual Operating Expenses[9]
Share Class
A	0.63%
Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +43.44% and +4.25%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Ohio personal income tax rate of 46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$976.30	$3.14	$1,021.62	$3.21	0.64%
C	$1,000	$973.10	$5.82	$1,018.89	$5.96	1.19%
Advisor	$1,000	$976.80	$2.65	$1,022.12	$2.71	0.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Oregon Tax-Free Income Fund

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	12.74%
AA	52.30%
A	13.05%
BBB	5.65%
Below Investment Grade	2.33%
Refunded	13.93%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.89 on February 29, 2016, to $11.60 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 39.97 cents per share for the reporting period.2 The Performance Summary beginning on page 49 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.23% based on an annualization of February’s 3.26 cent per share dividend and the maximum offering price of $12.11 on February 28, 2017. An investor in

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.44	2.88	3.53
April	3.44	2.88	3.53
May	3.44	2.88	3.53
June	3.39	2.83	3.49
July	3.39	2.83	3.49
August	3.39	2.83	3.49
September	3.29	2.72	3.39
October	3.29	2.72	3.39
November	3.19	2.62	3.29
December	3.19	2.63	3.28
January	3.26	2.70	3.35
February	3.26	2.70	3.35
Total	39.97	33.22	41.11

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

the 2017 maximum combined effective federal and Oregon personal income tax bracket of 49.38% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.38% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Funds took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 113.

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FRANKLIN OREGON TAX-FREE INCOME FUND

State Update

Oregon’s economy continued to expand during the 12 months under review. The state’s job market performed well and expanded faster than the nation’s, driven by new jobs in the professional and business services sector and the education and health care services sector. Oregon’s future economic growth may benefit from the technology sector and the state’s high concentration of semiconductor manufacturing. Oregon’s unemployment rate declined from 4.9% at the beginning of the reporting period to 4.0% at period-end, lower than the 4.7% national average.3 The state’s personal income growth increased along with accelerating population growth.

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	27.4%
General Obligation	26.2%
Hospital & Health Care	18.8%
Utilities	8.9%
Higher Education	8.2%
Transportation	3.6%
Tax-Supported	2.9%
Housing	1.8%
Subject to Government Appropriations	1.4%
Other Revenue	0.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

According to December 2016 forecasts, Oregon’s combined general fund and lottery revenues for the 2015–2017 biennium are expected to be higher than original estimates, largely due to strong growth in income tax collections. The state’s 2015–2017 biennial general fund budget was mostly structurally balanced, and continued to prioritize replenishment of rainy day funds. The state expects total reserves at the end of fiscal year 2017 to continue to rise from recent levels. These reserves potentially offer a fiscal cushion against revenue volatility and Oregon’s unusually high dependence on personal income taxes. Additionally, budget increases in education and human services spending were balanced by projected revenue growth. In December 2016, the governor’s proposed 2017–2019 biennial budget included increased spending, largely in education. The executive budget also proposed revenue enhancement measures, coupled with spending cuts for existing programs, to close an expected budget gap.

Oregon’s net tax-supported debt was 4.6% of personal income and $1,907 per capita, compared with the national medians of 2.5% and $1,025, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) rated Oregon’s general obligation debt AA+ with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s willingness to adjust revenue and spending to correct structural imbalances that may arise, mechanisms to build up rainy day funds, solid budget reserve levels, sound financial policies and a well-funded retirement system. However, S&P cited challenges such as the state’s propensity for revenue volatility due to dependence on personal income taxes and a constitutional requirement to provide income tax rebates if certain criteria are met. Overall, S&P’s stable outlook reflected its view that Oregon’s finances were poised to remain strong and that solid reserves may mitigate potential future revenue cyclicality.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.

5. This does not indicate S&P’s rating of the Fund.

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Annual Report

FRANKLIN OREGON TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.90%	-3.41%
5-Year	+11.66%	+1.35%
10-Year	+43.96%	+3.26%
Advisor[3]
1-Year	+0.99%	+0.99%
5-Year	+12.20%	+2.33%
10-Year	+45.13%	+3.79%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	3.23%	6.38%	1.92%		3.79%
Advisor	3.46%	6.84%	2.13%		4.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 51 for Performance Summary footnotes.

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Annual Report

FRANKLIN OREGON TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 51 for Performance Summary footnotes.

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FRANKLIN OREGON TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FRORX)	$11.60	$11.89	-$	0.29
C (FORIX)	$11.77	$12.06	-$	0.29
Advisor (FOFZX)	$11.61	$11.90	-$	0.29

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3997
C	$0.3322
Advisor	$0.4111

Total Annual Operating Expenses[9]
Share Class
A	0.63%
Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +36.79% and +4.19%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Oregon personal income tax rate of 49.38%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$974.80	$3.13	$1,021.62	$3.21	0.64%
C	$1,000	$972.30	$5.82	$1,018.89	$5.96	1.19%
Advisor	$1,000	$975.30	$2.64	$1,022.12	$2.71	0.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

52 Annual Report

franklintempleton.com

Franklin Pennsylvania Tax-Free Income Fund

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	0.51%
AA	42.29%
A	25.89%
BBB	5.96%
Below Investment Grade	3.38%
Refunded	21.50%
Not Rated	0.47%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.33 on February 29, 2016, to $10.12 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 37.83 cents per share for the reporting period.2 The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.69% based on an annualization of February’s 3.25 cent per share dividend and the maximum offering price of $10.57 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Pennsylvania personal income tax bracket of 45.25% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.20	2.72	3.28
April	3.20	2.72	3.28
May	3.20	2.72	3.28
June	3.10	2.61	3.18
July	3.10	2.61	3.18
August	3.10	2.61	3.18
September	3.10	2.61	3.18
October	3.10	2.61	3.18
November	3.15	2.66	3.23
December	3.15	2.66	3.23
January	3.18	2.69	3.26
February	3.25	2.76	3.33
Total	37.83	31.98	38.79

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Commonwealth Update

Pennsylvania’s broad and diverse economy remained stable and was less volatile than the U.S. economy overall during the fiscal year. Home sales were down, but prices increased. The

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 122.

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Annual Report

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

local economy experienced a slight gain in jobs during the period and hotel occupancy rates although not yet released for 2016 are expected to see an increase. Contributors to the increase included multiple citywide conventions, major sporting events and strong performance in the leisure sector. Pennsylvania’s unemployment rate began the period at 5.4% and ended at 5.0%, which was slightly higher than the 4.7% national average.3

During the period under review, the fiscal year 2017 budget experienced a shortfall in tax revenues. The governor has taken steps to curb spending in the proposed 2018 fiscal year budget. Some of the proposed cost savings included consolidation of several health-related agencies to create one unified department of health and human services, prioritizing agency expenditures and cost efficiencies and proposed new taxes targets at business interests rather than broad-based tax increases. The budget proposal also includes funding for key priorities, such as education, implementing new healthcare programs and continued investment in training Pennsylvania’s workforce and funding job creation initiatives.

Pennsylvania’s debt levels were moderate and similar to the national medians. Net tax-supported debt was 2.5% of personal income and $1,172 per capita, compared with the national medians of $1,025 and 2.5%, respectively.4 Independent credit rating agency Moody’s Investors Service maintained an Aa3 rating with a stable outlook for Pennsylvania’s general obligation bonds.5 The rating and outlook reflect Moody’s continued view of the commonwealth’s large and diverse tax base, moderate debt burden and recent and planned progress toward improving funding of its elevated pension liabilities. The rating outlook recognizes that while Pennsylvania has challenges with budget imbalances, political gridlock, pension underfunding and expenditures growing more quickly than revenues, Moody’s believes that the magnitude of the budget gaps could be solvable.

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	27.8%
Higher Education	20.0%
Hospital & Health Care	16.4%
Utilities	13.8%
General Obligation	9.3%
Transportation	5.0%
Housing	3.1%
Subject to Government Appropriations	2.7%
Tax-Supported	1.9%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However,

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.62%	-2.71%
5-Year	+13.79%	+1.73%
10-Year	+45.78%	+3.40%
Advisor[3]
1-Year	+1.72%	+1.72%
5-Year	+14.33%	+2.71%
10-Year	+46.97%	+3.93%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	3.69%	6.74%	1.97%		3.60%
Advisor	3.94%	7.20%	2.18%		3.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 58 for Performance Summary footnotes.

56 Annual Report

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 58 for Performance Summary footnotes.

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Annual Report

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FRPAX)	$10.12	$10.33	-$	0.21
C (FRPTX)	$10.24	$10.45	-$	0.21
Advisor (FPFZX)	$10.13	$10.34	-$	0.21

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3783
C	$0.3198
Advisor	$0.3879

Total Annual Operating Expenses[9]
Share Class
A	0.64%
Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +39.85% and
+4.50%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Pennsylvania personal income tax rate of 45.25%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

58 Annual Report

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$982.80	$3.24	$1,021.52	$3.31	0.66%
C	$1,000	$979.30	$5.94	$1,018.79	$6.06	1.21%
Advisor	$1,000	$983.30	$2.75	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Annual Report

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.07	$11.22	$10.80	$11.52	$11.28
Income from investment operations[b]:
Net investment income[c]	0.38	0.41	0.43	0.45	0.45
Net realized and unrealized gains (losses)	(0.29)	(0.15)	0.42	(0.73)	0.23
Total from investment operations	0.09	0.26	0.85	(0.28)	0.68
Less distributions from net investment income	(0.38)	(0.41)	(0.43)	(0.44)	(0.44)
Net asset value, end of year.	$10.78	$11.07	$11.22	$10.80	$11.52

Total return[d]	0.77%	2.39%	7.98%	(2.37)%	6.14%

Ratios to average net assets
Expenses	0.63%	0.62%	0.62%	0.62%	0.63%
Net investment income	3.47%	3.69%	3.93%	4.10%	3.93%

Supplemental data
Net assets, end of year (000’s)	$769,835	$799,510	$815,973	$798,957	$982,621
Portfolio turnover rate	13.02%	13.28%	12.31%	14.75%	6.40%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

60 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.24	$11.39	$10.96	$11.68	$11.43
Income from investment operations[b]:
Net investment income[c]	0.33	0.35	0.38	0.39	0.39
Net realized and unrealized gains (losses)	(0.30)	(0.15)	0.42	(0.73)	0.24
Total from investment operations	0.03	0.20	0.80	(0.34)	0.63
Less distributions from net investment income	(0.32)	(0.35)	(0.37)	(0.38)	(0.38)
Net asset value, end of year.	$10.95	$11.24	$11.39	$10.96	$11.68

Total return[d]	0.19%	1.79%	7.36%	(2.87)%	5.56%

Ratios to average net assets
Expenses	1.18%	1.17%	1.17%	1.17%	1.18%
Net investment income	2.92%	3.14%	3.38%	3.55%	3.38%

Supplemental data
Net assets, end of year (000’s)	$118,381	$113,370	$107,612	$100,188	$150,778
Portfolio turnover rate	13.02%	13.28%	12.31%	14.75%	6.40%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 61

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.10	$11.25	$10.83	$11.55	$11.30
Income from investment operations[b]:
Net investment income[c]	0.40	0.42	0.45	0.46	0.46
Net realized and unrealized gains (losses)	(0.30)	(0.15)	0.41	(0.73)	0.24
Total from investment operations	0.10	0.27	0.86	(0.27)	0.70
Less distributions from net investment income	(0.39)	(0.42)	(0.44)	(0.45)	(0.45)
Net asset value, end of year.	$10.81	$11.10	$11.25	$10.83	$11.55

Total return	0.86%	2.48%	8.07%	(2.26)%	6.33%

Ratios to average net assets
Expenses	0.53%	0.52%	0.52%	0.52%	0.53%
Net investment income	3.57%	3.79%	4.03%	4.20%	4.03%

Supplemental data
Net assets, end of year (000’s)	$90,707	$57,674	$48,670	$29,842	$36,297
Portfolio turnover rate	13.02%	13.28%	12.31%	14.75%	6.40%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

62 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Arizona Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.3%
Arizona 93.8%
Arizona Board of Regents Arizona State University Revenue,
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33	$2,200,000	$2,462,460
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34	3,320,000	3,699,841
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	4,145,000	4,556,184
Arizona Board of Regents Arizona State University System Revenue,
Green Bond, Series B, 5.00%, 7/01/42	2,000,000	2,284,780
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/26	2,500,000	2,667,175
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/27	3,000,000	3,200,610
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/28	3,350,000	3,574,014
Refunding, Series B, 5.00%, 7/01/41	14,070,000	15,831,423
Series C, 5.00%, 7/01/46	5,000,000	5,694,700
Series D, 5.00%, 7/01/41	5,000,000	5,625,950
Series D, 5.00%, 7/01/46	7,000,000	7,849,170
Arizona Board of Regents COP, University of Arizona, Refunding, Series C, 5.00%, 6/01/31	7,025,000	7,919,774
Arizona Board of Regents Northern Arizona University System Revenue,
Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,253,050
Refunding, 5.00%, 6/01/40	7,365,000	8,145,543
Refunding, 5.00%, 6/01/44	8,005,000	8,761,713
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,747,163
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,597,750
Arizona Board of Regents University of Arizona Revenue, Stimulus Plan for Economic and Educational
Development, 5.00%, 8/01/38	10,150,000	11,350,846
Arizona Board of Regents University of Arizona System Revenue,
Green Bonds, Refunding, Series B, 5.00%, 6/01/46.	5,000,000	5,689,350
Refunding, 5.00%, 6/01/39	2,750,000	3,145,670
Series A, 5.00%, 6/01/39	8,650,000	9,403,761
Arizona Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of
Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,446,852
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A,
5.00%, 2/01/42	8,000,000	8,364,080
Arizona Health Facilities Authority Revenue,
Banner Health, Series A, Pre-Refunded, 5.00%, 1/01/35	10,000,000	10,346,600
Banner Health, Series D, BHAC Insured, Pre-Refunded, 5.50%, 1/01/38	15,000,000	15,581,550
Banner Health, Series D, Pre-Refunded, 5.50%, 1/01/38	17,500,000	18,178,475
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,300,300
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,755,200
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	16,333,500
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/42	9,535,000	10,362,543
Arizona School Facilities Board COP, Pre-Refunded, 5.50%, 9/01/23	10,000,000	10,673,600
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project, Refunding,
Series A, 5.00%, 7/01/36	3,160,000	3,333,389
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,334,700
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,378,964
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,511,650
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,304,140
Arizona State Lottery Revenue,
Series A, AGMC Insured, 5.00%, 7/01/28	15,540,000	16,927,100
Series A, AGMC Insured, 5.00%, 7/01/29	7,500,000	8,160,750

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31	$10,000,000	$11,584,300
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,545,742
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/36	10,000,000	11,474,700
Central Arizona Water Conservation District Water Delivery O and M Revenue,
Central Arizona Project, 5.00%, 1/01/34.	1,000,000	1,140,740
Central Arizona Project, 5.00%, 1/01/36.	1,000,000	1,133,320
El Mirage GO, AGMC Insured, 5.00%, 7/01/42.	2,200,000	2,454,078
Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28.	10,000,000	10,998,600
Gilbert Water Resources Municipal Property Corp. Water System Development Fee and Water Utility
Revenue, sub. lien, NATL Insured, Pre-Refunded, 5.00%, 10/01/29	13,500,000	13,830,885
Glendale IDA Hospital Revenue, John C. Lincoln Health Network, Pre-Refunded, 5.00%, 12/01/42	12,870,000	13,267,297
Glendale IDA Senior Living Facilities Revenue, Royal Oaks Life Care Community, Refunding, 5.00%,
5/15/39	8,500,000	9,134,865
Glendale IDAR,
Midwestern University, 5.00%, 5/15/35.	5,000,000	5,457,700
Midwestern University, 5.125%, 5/15/40	10,000,000	10,918,200
Midwestern University, Refunding, 5.00%, 5/15/31	3,455,000	3,891,574
Glendale Municipal Property Corp. Excise Tax Revenue,
Subordinate, Refunding, Series C, 5.00%, 7/01/38	12,000,000	13,280,760
Subordinate, Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	6,530,000	7,300,997
Goodyear Water and Sewer Revenue,
sub. lien, Obligations, AGMC Insured, 5.00%, 7/01/45	1,000,000	1,127,780
sub. lien, Obligations, Refunding, AGMC Insured, 5.25%, 7/01/31	1,000,000	1,133,620
sub. lien, Obligations, Refunding, AGMC Insured, 5.50%, 7/01/41	1,500,000	1,710,555
Lake Havasu Wastewater System Revenue,
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	16,808,100
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/43	9,155,000	10,237,396
Marana Municipal Property Corp. Municipal Facilities Revenue, Series A, 5.00%, 7/01/28	3,000,000	3,153,360
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of 2010,
Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	6,173,750
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	14,419,622
Maricopa County IDA,
MFHR, Senior, National Voluntary Health Facilities II Project, Series A, AGMC Insured, ETM, 5.50%,
1/01/18	455,000	465,551
MFHR, Senior, Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	1,125,000	1,125,349
Maricopa County IDA Educational Revenue,
Reid Traditional Schools Projects, 5.00%, 7/01/36.	1,120,000	1,195,634
Reid Traditional Schools Projects, 5.00%, 7/01/47.	2,125,000	2,231,526
Maricopa County IDA Health Facility Revenue, Catholic Healthcare West, Refunding, Series A, 6.00%,
7/01/39	4,860,000	5,311,494
Maricopa County IDA Senior Living Facilities Revenue,
Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36	5,000,000	5,369,100
Christian Care Retirement Apartments Inc. Project, Refunding, Series D, 5.00%, 1/01/40	5,000,000	5,339,850
Maricopa County IDAR, Banner Health Obligation Group, Refunding, Series A, 5.00%, 1/01/38.	20,000,000	22,369,800
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	10,000,000	10,009,200
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40	10,000,000	10,953,600
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,534,900
PCR, Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	16,112,894
Maricopa County USD No. 11 Peoria GO, School Improvement, 5.00%, 7/01/31	5,100,000	5,781,105

64 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Maricopa County USD No. 89 Dysart GO, School Improvement, Project of 2006, Series B, AGMC Insured,
Pre-Refunded, 5.00%, 7/01/27	$5,015,000	$5,085,611
McAllister Academic Village LLC Revenue,
Arizona State University, Refunding, 5.00%, 7/01/33	2,000,000	2,264,120
Arizona State University, Refunding, 5.00%, 7/01/35	2,500,000	2,806,700
Arizona State University, Refunding, 5.00%, 7/01/36	4,140,000	4,633,861
Arizona State University, Refunding, 5.00%, 7/01/38	4,515,000	5,038,379
Arizona State University, Refunding, 5.00%, 7/01/39	4,150,000	4,620,610
Arizona State University Hassayampa Academic Village Project, Assured Guaranty, Pre-Refunded,
5.25%, 7/01/33	2,525,000	2,668,925
Arizona State University Hassayampa Academic Village Project, Assured Guaranty, Pre-Refunded,
5.00%, 7/01/38	3,825,000	4,030,441
Arizona State University Hassayampa Academic Village Project, Pre-Refunded, 5.25%, 7/01/33	5,000,000	5,285,000
Arizona State University Hassayampa Academic Village Project, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,268,550
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008, Assured Guaranty,
5.50%, 7/01/28	1,045,000	1,139,991
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	10,000,000	10,856,600
senior lien, Series A, 5.00%, 7/01/38	10,000,000	10,436,600
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/27	3,945,000	4,834,834
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/28	2,000,000	2,425,620
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/29	2,000,000	2,438,040
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/36	5,000,000	6,274,350
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/37	7,000,000	8,811,880
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,236,300
Phoenix Civic Improvement Corp. Wastewater System Revenue, senior lien, Refunding, 5.50%, 7/01/24	2,500,000	2,648,325
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, 5.00%, 7/01/39	5,000,000	5,759,850
junior lien, Series A, 5.00%, 7/01/39	10,000,000	11,320,500
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/39	14,780,000	16,108,131
Phoenix IDA Education Revenue,
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36	4,065,000	4,350,282
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41	1,225,000	1,298,500
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46	1,335,000	1,408,251
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/34	1,355,000	1,509,063
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/39	5,610,000	6,157,368
Phoenix IDA Student Housing Revenue,
Downtown Phoenix Student Housing LLC Arizona State University Project, Series A, AMBAC Insured,
5.00%, 7/01/37	18,095,000	18,098,981
Downtown Phoenix Student Housing LLC Arizona State University Project, Series C, AMBAC Insured,
5.00%, 7/01/37	8,735,000	8,635,508
Pima County IDA Lease Revenue,
Clark County Detention Facility Project, 5.125%, 9/01/27	8,655,000	8,988,044
Clark County Detention Facility Project, 5.00%, 9/01/39.	15,000,000	15,507,150
Pima County USD No. 20 Vail GO, School Improvement, Refunding, BAM Insured, 5.00%, 7/01/36	3,305,000	3,724,504
Pinal County Community College District Revenue, Central Arizona College, BAM Insured, 5.00%, 7/01/34 .	1,065,000	1,198,370
Pinal County Electrical District No. 3 Electric System Revenue,
Pre-Refunded, 5.25%, 7/01/33	1,500,000	1,743,720
Pre-Refunded, 5.25%, 7/01/41	6,800,000	7,904,864
Refunding, 5.00%, 7/01/35	1,195,000	1,344,650

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Pinal County Electrical District No. 4 Electric System Revenue,
Pre-Refunded, 6.00%, 12/01/23	$525,000	$570,371
Pre-Refunded, 6.00%, 12/01/28	740,000	803,951
Pre-Refunded, 6.00%, 12/01/38	1,150,000	1,249,383
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty, Pre-Refunded,
6.50%, 7/15/24	4,220,000	4,539,032
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Refunding, Series A, 5.00%, 12/01/30	4,500,000	5,168,835
Refunding, Series A, 5.00%, 1/01/38	9,745,000	11,293,968
Salt River Project, Series A, 5.00%, 1/01/39	5,000,000	5,312,400
Salt River Project, Series A, Pre-Refunded, 5.00%, 1/01/38	7,000,000	7,242,620
Salt Verde Financial Corp. Senior Gas Revenue,
5.00%, 12/01/32	10,000,000	11,437,100
5.00%, 12/01/37	5,000,000	5,700,050
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project,
Pre-Refunded, 5.00%, 7/01/33	10,660,000	11,984,825
Student and Academic Services LLC Lease Revenue,
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/33	1,000,000	1,104,630
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/39	1,400,000	1,532,342
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/44	3,155,000	3,442,704
Tempe Excise Tax Revenue, Series A, Pre-Refunded, 5.00%, 7/01/31	2,325,000	2,678,423
Town of Gilbert Pledged Revenue, sub. lien, 5.00%, 7/01/45	10,000,000	11,136,200
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,035,100
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC Insured,
5.00%, 7/15/32	985,000	985,788
Tucson Water System Revenue,
5.00%, 7/01/32	5,000,000	5,674,350
Refunding, 5.00%, 7/01/28	1,230,000	1,336,666
Refunding, 5.00%, 7/01/29	1,765,000	1,916,772
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 5.625%, 7/01/36	5,000,000	6,055,600
Tucson, Pre-Refunded, 6.00%, 7/01/39	5,000,000	5,911,650
Tucson, Pre-Refunded, 6.50%, 7/01/39	4,750,000	5,334,297
Yavapai County IDA Hospital Revenue,
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/34	4,250,000	4,549,455
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/36	1,310,000	1,392,831
Yavapai Regional Medical Center, Series B, Pre-Refunded, 5.625%, 8/01/33	2,315,000	2,463,623
Yavapai Regional Medical Center, Series B, Pre-Refunded, 5.625%, 8/01/37	12,435,000	13,233,327
		917,681,030

U.S. Territories 4.5%
Guam 3.4%
Guam Government Business Privilege Tax Revenue,
Refunding, Series D, 5.00%, 11/15/39	10,000,000	10,436,500
Series A, 5.125%, 1/01/42	7,075,000	7,304,796
Series B-1, 5.00%, 1/01/29	2,980,000	3,104,177
Guam Power Authority Revenue,
Series A, AGMC Insured, 5.00%, 10/01/39.	6,490,000	7,027,307
Series A, AGMC Insured, 5.00%, 10/01/44.	5,325,000	5,749,722
		33,622,502

66 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 1.1%
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Refunding, Series C, 6.00%, 8/01/39	$5,100,000	$2,601,000
First Subordinate, Series A, 5.50%, 8/01/37	6,000,000	2,925,000
First Subordinate, Series C, 5.25%, 8/01/41	10,930,000	5,219,075
		10,745,075
Total U.S. Territories		44,367,577
Total Municipal Bonds before Short Term Investments (Cost $928,340,341)		962,048,607

Short Term Investments (Cost $8,800,000) 0.9%
Municipal Bonds 0.9%
Arizona 0.9%
[a] Phoenix IDA Healthcare Facilities Revenue, Mayo Clinic, Series B, Daily VRDN and Put, 0.56%, 11/15/52	8,800,000	8,800,000
Total Investments (Cost $937,140,341) 99.2%		970,848,607
Other Assets, less Liabilities 0.8%		8,073,360
Net Assets 100.0%.		$978,921,967

See Abbreviations on page 149.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Colorado Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.94	$12.13	$11.66	$12.44	$12.24
Income from investment operations[b]:
Net investment income[c]	0.44	0.46	0.47	0.47	0.47
Net realized and unrealized gains (losses)	(0.28)	(0.20)	0.47	(0.79)	0.19
Total from investment operations	0.16	0.26	0.94	(0.32)	0.66
Less distributions from net investment income	(0.44)	(0.45)	(0.47)	(0.46)	(0.46)
Net asset value, end of year.	$11.66	$11.94	$12.13	$11.66	$12.44

Total return[d]	1.31%	2.26%	8.22%	(2.56)%	5.48%

Ratios to average net assets
Expenses	0.65%	0.65%	0.65%	0.64%	0.65%
Net investment income	3.67%	3.87%	3.94%	4.00%	3.77%

Supplemental data
Net assets, end of year (000’s)	$553,317	$553,114	$549,134	$520,275	$660,432
Portfolio turnover rate	13.61%	5.17%	2.20%	7.74%	9.30%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

68 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.07	$12.26	$11.78	$12.56	$12.36
Income from investment operations[b]:
Net investment income[c]	0.38	0.40	0.41	0.41	0.40
Net realized and unrealized gains (losses)	(0.29)	(0.20)	0.48	(0.80)	0.19
Total from investment operations	0.09	0.20	0.89	(0.39)	0.59
Less distributions from net investment income	(0.37)	(0.39)	(0.41)	(0.39)	(0.39)
Net asset value, end of year.	$11.79	$12.07	$12.26	$11.78	$12.56

Total return[d]	0.73%	1.67%	7.64%	(3.07)%	4.84%

Ratios to average net assets
Expenses	1.20%	1.20%	1.20%	1.19%	1.20%
Net investment income	3.12%	3.32%	3.39%	3.45%	3.22%

Supplemental data
Net assets, end of year (000’s)	$115,472	$111,450	$109,552	$107,705	$160,856
Portfolio turnover rate	13.61%	5.17%	2.20%	7.74%	9.30%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 69

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.94	$12.13	$11.66	$12.43	$12.24
Income from investment operations[b]:
Net investment income[c]	0.45	0.47	0.48	0.48	0.48
Net realized and unrealized gains (losses)	(0.28)	(0.19)	0.48	(0.78)	0.18
Total from investment operations	0.17	0.28	0.96	(0.30)	0.66
Less distributions from net investment income	(0.45)	(0.47)	(0.49)	(0.47)	(0.47)
Net asset value, end of year.	$11.66	$11.94	$12.13	$11.66	$12.43

Total return	1.41%	2.36%	8.34%	(2.39)%	5.50%

Ratios to average net assets
Expenses	0.55%	0.55%	0.55%	0.54%	0.55%
Net investment income	3.77%	3.97%	4.04%	4.10%	3.87%

Supplemental data
Net assets, end of year (000’s)	$73,538	$50,589	$44,988	$34,393	$41,990
Portfolio turnover rate	13.61%	5.17%	2.20%	7.74%	9.30%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

70 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Colorado Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.3%
Colorado 94.3%
Adams 12 Five Star Schools GO, Series B, 5.00%, 12/15/36	$5,000,000	$5,777,950
Adams and Weld Counties School District No. 27J Brighton GO, 5.00%, 12/01/40	7,500,000	8,473,425
Adams State College Board of Trustees Auxiliary Facilities Revenue,
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/34	2,000,000	2,193,020
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/39	2,150,000	2,357,497
Adams State College Board of Trustees Institutional Enterprise Revenue,
5.00%, 5/15/32	1,360,000	1,567,046
5.00%, 5/15/37	1,000,000	1,136,840
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured, 5.00%,
12/01/35	3,000,000	3,310,140
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project,
Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	6,941,505
Aurora COP, Refunding, Series A, 5.00%, 12/01/30	5,680,000	6,189,950
Aurora Hospital Revenue, The Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,680,600
Aurora Water Improvement Revenue,
first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/36	5,880,000	5,984,782
first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/39	10,000,000	10,178,200
Aurora Water Revenue, Green Bonds, first lien, Refunding, 5.00%, 8/01/46.	10,000,000	11,478,800
Board of Trustees for Western State College Revenue,
Pre-Refunded, 5.00%, 5/15/34	2,000,000	2,171,340
Pre-Refunded, 5.00%, 5/15/39	2,000,000	2,171,340
Board of Trustees of the Colorado School of Mines Revenue,
Golden, Enterprise Improvement, Series A, Pre-Refunded, 5.25%, 12/01/37	2,000,000	2,146,960
Golden, Institutional Enterprise, Series B, 5.00%, 12/01/32	1,000,000	1,153,200
Boulder Larimer and Weld Counties St. Vrain Valley School District No. RE-1J GO, Pre-Refunded, 5.00%,
12/15/33	5,300,000	5,669,781
Boulder Valley School District No. RE-2 Boulder GO,
5.00%, 12/01/34	6,000,000	6,479,640
5.00%, 12/01/41	5,000,000	5,632,000
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty, Pre-
Refunded, 5.25%, 12/01/34	5,380,000	5,974,113
Castle Rock Sales and Use Tax Revenue,
5.00%, 6/01/31	1,800,000	2,075,472
5.00%, 6/01/32	1,845,000	2,122,728
5.00%, 6/01/35	2,775,000	3,168,523
Colorado Health Facilities Authority Revenue, Hospital, Parkview Medical Center Inc. Project, 5.00%,
9/01/46	5,000,000	5,537,500
Colorado Mesa University Enterprise Revenue, Colorado Mesa University, 5.00%, 5/15/45	4,000,000	4,576,560
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty,
5.00%, 11/01/39	11,305,000	12,262,081
Colorado Springs Utilities System Revenue,
Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,581,360
Refunding, Series A, 5.00%, 11/15/40	3,000,000	3,385,230
Refunding, Series A, 5.00%, 11/15/45	2,665,000	2,996,499
Refunding, Series A-2, 5.00%, 11/15/44	5,000,000	5,624,200
Series D-1, 5.25%, 11/15/33	5,000,000	5,666,500
Colorado State Board of Governors University Enterprise System Revenue,
Refunding, Series B, 5.00%, 3/01/41	1,000,000	1,128,290
Series A, 5.00%, 3/01/34	20,000	21,407
Series A, 5.00%, 3/01/39	145,000	154,847
Series A, 5.00%, 3/01/40	7,000,000	7,752,430
Series A, NATL Insured, 5.00%, 3/01/37	1,755,000	1,755,000

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado State Board of Governors University Enterprise System Revenue, (continued)
Series A, Pre-Refunded, 5.00%, 3/01/34	$2,230,000	$2,402,023
Series A, Pre-Refunded, 5.00%, 3/01/39	7,055,000	7,599,223
Series C, 5.00%, 3/01/44	5,135,000	5,730,403
Colorado State Building Excellent Schools Today COP,
Series G, 5.00%, 3/15/32	10,000,000	11,115,800
Series I, 5.00%, 3/15/36.	3,000,000	3,307,860
Colorado State COP,
UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/28	1,500,000	1,752,795
UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/29	3,105,000	3,613,661
Colorado State Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,717,290
Charter School, James Irwin Educational Foundation Project, Improvement, Pre-Refunded, 5.00%,
8/01/37	6,060,000	6,167,989
Student Housing, Campus Village Apartments Project, Refunding, 5.50%, 6/01/38	13,500,000	14,004,360
University of Denver Project, Refunding, NATL Insured, 5.00%, 3/01/35	5,000,000	5,978,150
Colorado State Health Facilities Authority Revenue,
Boulder Community Hospital Project, Refunding, Series A, 6.00%, 10/01/35	5,500,000	6,197,015
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,170,550
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,666,600
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,134,560
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44.	5,000,000	5,550,200
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35	7,150,000	7,468,604
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36	5,000,000	5,612,900
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,092,490
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,346,560
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.25%, 6/01/31	1,155,000	1,156,282
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33.	2,500,000	2,596,675
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/40.	4,000,000	4,144,600
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45.	2,750,000	2,839,815
Hospital, NCMC Inc. Project, Series A, AGMC Insured, Pre-Refunded, 5.50%, 5/15/30	7,900,000	8,662,429
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,308,250
Parkview Medical Center Inc. Project, Series A, Pre-Refunded, 5.00%, 9/01/37	8,000,000	8,164,640
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A, AGMC
Insured, 5.20%, 3/01/31	9,500,000	10,128,330
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	7,839,134
Valley View Hospital Assn. Project, 5.00%, 5/15/40	2,000,000	2,201,660
Valley View Hospital Assn. Project, 5.00%, 5/15/45	1,000,000	1,097,100
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36.	2,000,000	2,068,580
Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29	4,000,000	4,053,760
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP,
Pre-Refunded, 5.50%, 11/01/27	7,275,000	7,815,387
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	1,900,000	2,136,873
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC Insured,
5.00%, 9/01/38	1,210,000	1,354,498
Commerce City COP, AMBAC Insured, 5.00%, 12/15/37	13,975,000	13,995,404
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement,
AGMC Insured, 5.00%, 12/01/31	2,040,000	2,333,556
Commerce City Sales and Use Tax Revenue, AGMC Insured, 5.00%, 8/01/41.	4,000,000	4,436,800
Consolidated Bell Mountain Ranch Metropolitan District GO, Douglas County, Refunding, AGMC Insured,
5.00%, 12/01/39	3,160,000	3,442,946

72 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Denver City and County Airport System Revenue, Subordinate, Series B, 5.00%, 11/15/43	$5,000,000	$5,532,300
Denver City and County Dedicated Tax Revenue, Refunding and Improvement, Series A, 5.00%, 8/01/44	6,915,000	7,805,445
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,590,640
Denver City and County School District No. 1 GO, 5.00%, 12/01/41	12,440,000	14,278,756
Denver Convention Center Hotel Authority Revenue, Senior, Refunding, 5.00%, 12/01/40	9,775,000	10,697,271
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, 5.50%, 12/01/30	1,500,000	1,614,165
Recovery Zone Facility, 5.625%, 12/01/40	4,000,000	4,229,400
Refunding, Series A, 5.25%, 12/01/31	9,250,000	9,268,963
Series A, 5.25%, 12/01/45	9,250,000	9,764,670
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33	3,000,000	1,254,030
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,456,726
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	5,549,491
Series C, 5.25%, 9/01/25	2,500,000	2,685,300
Eagle River Fire Protection District GO, AGMC Insured, 4.00%, 12/01/46	3,500,000	3,669,855
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,945,410
Eagle River Water and Sanitation District GO, 5.00%, 12/01/45	1,360,000	1,546,388
Erie Wastewater Enterprise Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33.	2,860,000	3,156,582
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/37.	5,120,000	5,650,944
Erie Water Enterprise Revenue,
Series A, AGMC Insured, 5.00%, 12/01/32.	2,645,000	2,718,214
Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	7,355,000	7,584,844
Fort Lewis College Board of Trustees Enterprise Revenue,
NATL Insured, Pre-Refunded, 5.00%, 10/01/37	11,315,000	11,592,331
Series B, NATL Insured, 5.00%, 10/01/37	1,515,000	1,545,815
Gunnison Watershed School District No. RE-1J GO, Gunnison and Saguache Counties, Pre-Refunded,
5.25%, 12/01/33	1,240,000	1,331,115
Ignacio School District 11JT GO, La Plata and Archuleta Counties, Pre-Refunded, 5.00%, 12/01/31	1,215,000	1,409,619
Meridian Metropolitan District GO, Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,485,300
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue,
Pre-Refunded, 6.00%, 5/15/38	7,000,000	7,255,010
Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,710,186
Mesa State College Enterprise Revenue, BHAC Insured, Pre-Refunded, 5.125%, 5/15/37	5,765,000	5,815,963
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering
Sciences Building Project, 5.00%, 12/01/45	4,000,000	4,538,680
Park 70 Metropolitan District GO,
Refunding and Improvement, 5.00%, 12/01/36	1,000,000	1,049,490
Refunding and Improvement, 5.00%, 12/01/46	1,500,000	1,564,560
Park Creek Metropolitan District GO, Senior Limited Property Tax Supported, Refunding, Series A, 5.00%,
12/01/45	7,000,000	7,395,360
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Improvement, Assured Guaranty, Pre-Refunded, 6.375%,
12/01/37.	7,000,000	7,985,180
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38	2,500,000	2,928,025
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41	2,500,000	2,939,400
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,598,040
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and
Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	7,946,751
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	13,171,950
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	11,180,200

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Pueblo Urban Renewal Authority Revenue,
Refunding and Improvement, Series B, 5.25%, 12/01/28	$1,000,000	$1,102,020
Refunding and Improvement, Series B, 5.50%, 12/01/31	1,010,000	1,095,244
Refunding and Improvement, Series B, 5.25%, 12/01/38	3,615,000	3,829,116
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty, Pre-Refunded,
5.00%, 12/15/30	3,840,000	4,111,488
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	21,137,120
Regional Transportation District Sales Tax Revenue,
FasTracks Project, Series A, 5.00%, 11/01/38	10,000,000	11,238,300
FasTracks Project, Series A, 5.00%, 11/01/41	10,000,000	11,449,500
South Timnath Metropolitan District No. 2 GO, Limited Tax, Refunding and Improvement, 5.00%, 12/01/42	5,690,000	6,027,246
Thompson Crossing Metropolitan District No. 5 GO, Series B, AGMC Insured, 5.00%, 12/01/46	4,500,000	4,867,470
Triview Metropolitan District GO, El Paso County, Pre-Refunded, 5.00%, 11/01/34	10,855,000	11,950,052
University of Colorado Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/38	5,655,000	6,374,146
Series A, Pre-Refunded, 5.375%, 6/01/38	3,000,000	3,286,320
Series B, NATL Insured, Pre-Refunded, 5.00%, 6/01/32	3,000,000	3,031,650
University of Colorado Hospital Authority Revenue, Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,542,450
University of Northern Colorado Greeley Institutional Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/30	1,690,000	1,903,346
Series A, 5.00%, 6/01/46	4,000,000	4,490,360
Weld County School District No. Re-4 GO, 5.25%, 12/01/41	5,000,000	5,856,600
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%,
12/01/36	5,000,000	5,656,200
		700,273,505

U.S. Territories 4.0%
Guam 0.8%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.375%, 12/01/24	2,000,000	2,223,580
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	3,565,000	3,999,502
		6,223,082
Puerto Rico 3.2%
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	7,445,025
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Refunding, Series C, 5.375%, 8/01/38	2,370,000	1,149,450
First Subordinate, Series A, 5.50%, 8/01/37	5,000,000	2,437,500
First Subordinate, Series A, 6.375%, 8/01/39	10,000,000	5,212,500
First Subordinate, Series A, 5.50%, 8/01/42	3,000,000	1,462,500
First Subordinate, Series C, 5.50%, 8/01/40	5,000,000	2,437,500
Senior, Series C, 5.25%, 8/01/40.	4,560,000	3,209,100
		23,353,575
Total U.S. Territories		29,576,657
Total Municipal Bonds before Short Term Investments (Cost $713,285,899)		729,850,162

74 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments (Cost $4,600,000) 0.6%
Municipal Bonds 0.6%
Colorado 0.6%
[a] Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation Bond Program,
Series B-4, Daily VRDN and Put, 0.56%, 12/01/35	$4,600,000	$4,600,000
Total Investments (Cost $717,885,899) 98.9%		734,450,162
Other Assets, less Liabilities 1.1%		7,876,396
Net Assets 100.0%.		$742,326,558

See Abbreviations on page 149.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 75

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Connecticut Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.69	$10.86	$10.65	$11.43	$11.36
Income from investment operations[b]:
Net investment income[c]	0.37	0.39	0.41	0.40	0.40
Net realized and unrealized gains (losses)	(0.28)	(0.17)	0.21	(0.80)	0.08
Total from investment operations	0.09	0.22	0.62	(0.40)	0.48
Less distributions from net investment income	(0.36)	(0.39)	(0.41)	(0.38)	(0.41)
Net asset value, end of year.	$10.42	$10.69	$10.86	$10.65	$11.43

Total return[d]	0.82%	2.09%	5.88%	(3.34)%	4.25%

Ratios to average net assets
Expenses	0.71%	0.69%	0.68%	0.67%	0.66%
Net investment income	3.42%	3.66%	3.76%	3.71%	3.49%

Supplemental data
Net assets, end of year (000’s)	$222,705	$253,012	$282,020	$301,323	$404,713
Portfolio turnover rate	12.40%	7.86%	4.63%	8.24%	20.69%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

76 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.77	$10.93	$10.73	$11.51	$11.43
Income from investment operations[b]:
Net investment income[c]	0.31	0.33	0.35	0.34	0.34
Net realized and unrealized gains (losses)	(0.28)	(0.16)	0.20	(0.80)	0.08
Total from investment operations	0.03	0.17	0.55	(0.46)	0.42
Less distributions from net investment income	(0.30)	(0.33)	(0.35)	(0.32)	(0.34)
Net asset value, end of year.	$10.50	$10.77	$10.93	$10.73	$11.51

Total return[d]	0.25%	1.62%	5.17%	(3.94)%	3.73%

Ratios to average net assets
Expenses	1.26%	1.24%	1.23%	1.22%	1.21%
Net investment income	2.87%	3.11%	3.21%	3.16%	2.94%

Supplemental data
Net assets, end of year (000’s)	$61,813	$68,311	$73,569	$75,730	$122,232
Portfolio turnover rate	12.40%	7.86%	4.63%	8.24%	20.69%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 77

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.68	$10.85	$10.64	$11.42	$11.35
Income from investment operations[b]:
Net investment income[c]	0.38	0.40	0.42	0.41	0.41
Net realized and unrealized gains (losses)	(0.27)	(0.17)	0.21	(0.80)	0.08
Total from investment operations	0.11	0.23	0.63	(0.39)	0.49
Less distributions from net investment income	(0.37)	(0.40)	(0.42)	(0.39)	(0.42)
Net asset value, end of year.	$10.42	$10.68	$10.85	$10.64	$11.42

Total return	1.01%	2.19%	6.00%	(3.34)%	4.35%

Ratios to average net assets
Expenses	0.61%	0.59%	0.58%	0.57%	0.56%
Net investment income	3.52%	3.76%	3.86%	3.81%	3.59%

Supplemental data
Net assets, end of year (000’s)	$26,253	$21,254	$20,384	$15,904	$30,975
Portfolio turnover rate	12.40%	7.86%	4.63%	8.24%	20.69%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

78 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 2017
Franklin Connecticut Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 99.5%
Connecticut 96.3%
City of Bridgeport GO, Series A, 5.00%, 2/15/32	$10,000,000	$10,908,700
Connecticut State GO,
Series A, 5.00%, 2/15/29	10,000,000	10,710,100
Series F, 5.00%, 11/15/34	5,000,000	5,562,050
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	19,916,964
Child Care Facilities Program, Series G, Assured Guaranty, Pre-Refunded, 6.00%, 7/01/28	1,940,000	2,047,806
Connecticut College Issue, Refunding, Series L-1, 4.00%, 7/01/46	5,000,000	4,982,650
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	5,778,216
Fairfield University Issue, Refunding, Series M, 5.00%, 7/01/26	90,000	94,221
Fairfield University Issue, Refunding, Series M, 5.00%, 7/01/34	180,000	187,810
Fairfield University Issue, Series M, Pre-Refunded, 5.00%, 7/01/26	360,000	379,336
Fairfield University Issue, Series M, Pre-Refunded, 5.00%, 7/01/34	820,000	864,042
Fairfield University Issue, Series N, 5.00%, 7/01/29	7,000,000	7,318,850
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/35	4,000,000	4,370,840
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/40	5,000,000	5,438,350
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41.	12,000,000	12,652,320
The Loomis Chafee School Issue, Series G, Pre-Refunded, 5.00%, 7/01/30.	3,000,000	3,137,070
The Loomis Chafee School Issue, Series G, Pre-Refunded, 5.00%, 7/01/38.	6,285,000	6,553,495
Lutheran General Health Care System, ETM, 7.375%, 7/01/19.	140,000	151,131
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	8,250,000	8,993,738
Quinnipiac University Issue, Refunding, Series M, 5.00%, 7/01/36	1,400,000	1,552,894
Quinnipiac University Issue, Series J, NATL Insured, 5.00%, 7/01/37	385,000	401,289
Quinnipiac University Issue, Series J, NATL Insured, Pre-Refunded, 5.00%, 7/01/37	14,615,000	15,399,972
Sacred Heart University Issue, Series G, 5.375%, 7/01/31	1,500,000	1,656,930
Sacred Heart University Issue, Series G, 5.625%, 7/01/41	5,500,000	5,957,050
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/27	1,190,000	1,335,608
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/28	2,290,000	2,562,922
Salisbury School Issue, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,268,550
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,355,250
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,301,500
Trinity Health Credit Group, Refunding, Series CT, 5.00%, 12/01/45	7,060,000	7,795,935
Wesleyan University Issue, Series G, Pre-Refunded, 5.00%, 7/01/39.	10,000,000	11,225,400
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,572,180
Westminster School Issue, Series E, XLCA Insured, Pre-Refunded, 5.00%, 7/01/37	8,660,000	8,781,933
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28.	1,500,000	1,580,565
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.125%, 7/01/35	4,025,000	4,247,784
Yale University Issue, Mandatory Put 7/01/26, Refunding, Series A-1, 2.00%, 7/01/42	5,000,000	4,709,050
Yale University Issue, Series A-2, 5.00%, 7/01/40	9,000,000	9,440,460
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,442,900
Connecticut State HFA Housing Mortgage Finance Program Revenue, Series C, Sub Series C-1, 4.85%,
11/15/34	685,000	691,877
Connecticut State HFAR,
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	450,412
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,617,450
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program,
Series A, 5.05%, 11/15/27	605,000	634,663
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding,
Series A, 5.00%, 1/01/38	3,000,000	3,301,650

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Connecticut Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34.	$5,000,000	$5,740,600
Green Bonds, Series A, 5.00%, 3/01/35.	1,000,000	1,145,810
Series A, 5.00%, 3/01/25	3,000,000	3,507,870
Connecticut State Special Tax Obligation Revenue,
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/30	5,000,000	5,711,400
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/32	1,000,000	1,134,980
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/34	5,000,000	5,663,100
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue, Series A,
5.00%, 1/01/42	5,000,000	5,521,850
Greater New Haven Water Pollution Control Authority Regional Water Revenue, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 11/15/37	3,000,000	3,200,160
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42.	5,000,000	5,574,650
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,542,150
[a] New Britain GO, Series C, AGMC Insured, 5.00%, 3/01/36	1,000,000	1,116,310
New Haven GO,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29.	1,000,000	1,078,170
Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,085
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,043,230
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,042,240
Refunding, Thirty-Second Series B, 5.00%, 8/01/37	780,000	883,132
Refunding, Thirty-Second Series B, 5.00%, 8/01/38	3,720,000	4,208,622
Refunding, Thirty-Second Series B, 5.00%, 8/01/39	500,000	565,245
Thirtieth Series A, 5.00%, 8/01/39.	1,500,000	1,687,380
Thirtieth Series A, 5.00%, 8/01/44.	1,615,000	1,809,931
Twenty-Second Series, AGMC Insured, Pre-Refunded, 5.00%, 8/01/38	4,000,000	4,227,680
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%, 8/15/43	1,000,000	1,155,130
Stratford GO, Refunding, 5.00%, 7/01/33	1,000,000	1,130,630
University of Connecticut GO,
Series A, 5.00%, 8/15/28	6,590,000	7,565,715
Series A, 5.00%, 2/15/31	2,000,000	2,249,220
University of Connecticut Revenue GO, Series A, 5.00%, 1/15/37	4,000,000	4,450,880
		299,313,083

U.S. Territories 3.2%
Puerto Rico 3.2%
Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 6.00%, 8/01/42	19,000,000	9,785,000
Total Municipal Bonds before Short Term Investments (Cost $306,136,777)		309,098,083

80 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Connecticut Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments (Cost $900,000) 0.3%
Municipal Bonds 0.3%
Connecticut 0.3%
[b] Connecticut State Health and Educational Facilities Authority Revenue, Yale University Issue, Series V-1,
Daily VRDN and Put, 0.41%, 7/01/36	$900,000	$900,000
Total Investments (Cost $307,036,777) 99.8%		309,998,083
Other Assets, less Liabilities 0.2%		773,388
Net Assets 100.0%.		$310,771,471

See Abbreviations on page 149.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 81

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.78	$12.02	$11.67	$12.36	$12.23
Income from investment operations[b]:
Net investment income[c]	0.40	0.42	0.44	0.46	0.43
Net realized and unrealized gains (losses)	(0.25)	(0.25)	0.36	(0.70)	0.13
Total from investment operations	0.15	0.17	0.80	(0.24)	0.56
Less distributions from net investment income	(0.41)	(0.41)	(0.45)	(0.45)	(0.43)
Net asset value, end of year.	$11.52	$11.78	$12.02	$11.67	$12.36

Total return[d]	1.24%	1.48%	6.96%	(1.90)%	4.61%

Ratios to average net assets
Expenses	0.65%	0.64%	0.65%	0.63%	0.63%
Net investment income	3.43%	3.55%	3.73%	3.91%	3.53%

Supplemental data
Net assets, end of year (000’s)	$861,662	$896,978	$953,732	$951,409	$1,257,112
Portfolio turnover rate	12.35%	12.04%	12.80%	9.37%	16.87%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

82 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.95	$12.20	$11.83	$12.52	$12.39
Income from investment operations[b]:
Net investment income[c]	0.35	0.36	0.38	0.40	0.37
Net realized and unrealized gains (losses)	(0.27)	(0.26)	0.37	(0.71)	0.12
Total from investment operations	0.08	0.10	0.75	(0.31)	0.49
Less distributions from net investment income	(0.34)	(0.35)	(0.38)	(0.38)	(0.36)
Net asset value, end of year.	$11.69	$11.95	$12.20	$11.83	$12.52

Total return[d]	0.66%	0.83%	6.45%	(2.42)%	3.97%

Ratios to average net assets
Expenses	1.20%	1.19%	1.20%	1.18%	1.18%
Net investment income	2.88%	3.00%	3.18%	3.36%	2.98%

Supplemental data
Net assets, end of year (000’s)	$142,248	$145,491	$148,898	$148,136	$212,347
Portfolio turnover rate	12.35%	12.04%	12.80%	9.37%	16.87%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 83

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.81	$12.06	$11.70	$12.39	$12.26
Income from investment operations[b]:
Net investment income[c]	0.42	0.43	0.46	0.47	0.45
Net realized and unrealized gains (losses)	(0.26)	(0.26)	0.36	(0.70)	0.12
Total from investment operations	0.16	0.17	0.82	(0.23)	0.57
Less distributions from net investment income	(0.42)	(0.42)	(0.46)	(0.46)	(0.44)
Net asset value, end of year.	$11.55	$11.81	$12.06	$11.70	$12.39

Total return	1.33%	1.50%	7.13%	(1.80)%	4.70%

Ratios to average net assets
Expenses	0.55%	0.54%	0.55%	0.53%	0.53%
Net investment income	3.53%	3.65%	3.83%	4.01%	3.63%

Supplemental data
Net assets, end of year (000’s)	$67,672	$39,846	$36,020	$26,577	$20,317
Portfolio turnover rate	12.35%	12.04%	12.80%	9.37%	16.87%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

84 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Michigan Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.4%
Michigan 94.6%
Allendale Public School District GO, School Building and Site, Series A, AGMC Insured, Pre-Refunded,
5.00%, 5/01/37	$11,810,000	$11,892,670
Ann Arbor Public School District GO,
Refunding, 5.00%, 5/01/26	750,000	874,373
Refunding, 5.00%, 5/01/28	1,000,000	1,152,390
Refunding, 5.00%, 5/01/29	1,235,000	1,414,495
Battle Creek School District GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	4,000,000	4,028,000
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/34	10,165,000	10,236,155
Battle Creek Water and Wastewater System Revenue, Series A, 5.00%, 6/01/36	1,300,000	1,445,210
Bloomfield Township GO,
Refunding, 5.00%, 5/01/27	680,000	809,200
Refunding, 5.00%, 5/01/29	470,000	551,780
Refunding, 5.00%, 5/01/32	1,000,000	1,154,790
Caledonia Community Schools GO,
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/24	1,000,000	1,163,670
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/25	1,000,000	1,170,610
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/26	1,000,000	1,174,000
Counties of Kent, Allegan and Barry, Refunding, Series A, 5.00%, 5/01/30	1,850,000	2,112,533
Counties of Kent, Allegan and Barry, Refunding, Series A, 5.00%, 5/01/32	1,900,000	2,145,480
Counties of Kent, Allegan and Barry, School Building and Site, NATL Insured, Pre-Refunded, 5.00%,
5/01/26	3,665,000	3,690,655
Central Michigan University Revenue,
General, Refunding, 5.00%, 10/01/30	1,910,000	2,169,932
General, Refunding, 5.00%, 10/01/31	1,055,000	1,194,756
General, Refunding, 5.00%, 10/01/34	1,600,000	1,784,416
General, Refunding, 5.00%, 10/01/39	2,000,000	2,199,520
Chippewa Valley Schools GO,
Refunding, 5.00%, 5/01/28	6,075,000	6,848,287
Refunding, 5.00%, 5/01/29	6,425,000	7,207,950
Refunding, 5.00%, 5/01/30	6,420,000	7,175,441
Refunding, 5.00%, 5/01/31	3,000,000	3,340,470
Refunding, 5.00%, 5/01/32	6,590,000	7,306,597
Commerce Charter Township GO, Capital Improvement, Refunding, 5.00%, 12/01/38	3,250,000	3,624,725
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%,
5/01/29	10,000,000	12,182,600
Detroit GO,
Distributable State Aid, Pre-Refunded, 5.00%, 11/01/30	5,000,000	5,150,000
Distributable State Aid, Pre-Refunded, 5.25%, 11/01/35	5,000,000	5,150,000
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,434,850
Detroit Water Supply System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/34	25,000	25,081
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	30,000	30,127
senior lien, Series B, BHAC Insured, Pre-Refunded, 5.25%, 7/01/35.	17,500,000	18,497,500
DeWitt Public Schools GO,
School Building and Site, 5.00%, 5/01/30	500,000	582,720
School Building and Site, 5.00%, 5/01/33	815,000	932,996
School Building and Site, 5.00%, 5/01/34	1,000,000	1,139,220
School Building and Site, 5.00%, 5/01/35	1,000,000	1,133,690
School Building and Site, 5.00%, 5/01/36	1,000,000	1,130,940

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Farmington Public School District GO,
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/27	$1,000,000	$1,153,170
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/28	2,000,000	2,293,800
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/32	4,035,000	4,531,305
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/33	2,900,000	3,241,272
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34	3,000,000	3,339,450
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/35	1,000,000	1,110,140
Grand Rapids Building Authority Revenue, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,601,632
Grand Rapids Sanitary Sewer System Revenue,
Improvement and Refunding, 5.00%, 1/01/26.	1,000,000	1,162,810
Improvement and Refunding, 5.00%, 1/01/28.	1,560,000	1,793,844
Improvement and Refunding, 5.00%, 1/01/29.	1,000,000	1,144,510
Improvement and Refunding, 5.00%, 1/01/31.	2,095,000	2,373,991
Improvement and Refunding, 5.00%, 1/01/32.	1,175,000	1,325,247
Improvement and Refunding, 5.00%, 1/01/33.	1,125,000	1,263,679
Improvement and Refunding, 5.00%, 1/01/34.	1,000,000	1,118,030
Improvement and Refunding, 5.00%, 1/01/35.	1,500,000	1,672,155
Improvement and Refunding, 5.00%, 1/01/39.	880,000	975,286
Improvement and Refunding, 5.00%, 1/01/44.	2,000,000	2,210,100
Refunding, 5.00%, 1/01/36	1,250,000	1,415,625
Refunding, 5.00%, 1/01/38	1,000,000	1,129,230
Grand Rapids Water Supply System Revenue,
Assured Guaranty, Pre-Refunded, 5.10%, 1/01/39	3,000,000	3,221,610
Improvement and Refunding, 5.00%, 1/01/28.	300,000	354,123
Improvement and Refunding, 5.00%, 1/01/29.	250,000	293,385
Improvement and Refunding, 5.00%, 1/01/30.	250,000	291,468
Improvement and Refunding, 5.00%, 1/01/31.	300,000	347,226
Improvement and Refunding, 5.00%, 1/01/32.	300,000	345,213
Improvement and Refunding, 5.00%, 1/01/33.	550,000	628,771
Improvement and Refunding, 5.00%, 1/01/34.	990,000	1,126,877
Improvement and Refunding, 5.00%, 1/01/36.	1,000,000	1,129,230
Improvement and Refunding, 5.00%, 1/01/41.	1,000,000	1,121,090
Improvement and Refunding, 5.00%, 1/01/46.	2,775,000	3,099,814
Grand Traverse County Hospital Finance Authority Revenue,
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	2,000,000	2,158,780
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/47	2,500,000	2,693,500
Grand Valley State University Revenue,
General, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/28	17,165,000	18,033,721
General, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	8,570,000	9,003,728
Refunding, Series A, 5.00%, 12/01/32.	4,295,000	4,854,166
Grandville Public School District GO,
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/29	750,000	846,255
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/30	1,000,000	1,123,760
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/31	1,150,000	1,287,080
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/32	1,165,000	1,296,820
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/34	1,315,000	1,450,971
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/35	1,225,000	1,347,108
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/37	2,915,000	3,190,438
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/40	6,215,000	6,788,520
Holly Area School District GO,
Refunding, 5.00%, 5/01/30	1,045,000	1,168,028
Refunding, 5.00%, 5/01/32	1,040,000	1,152,601

86 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured
Guaranty, Pre-Refunded, 5.00%, 6/01/26	$10,000,000	$11,181,700
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Bronson Methodist Hospital, AGMC Insured, Pre-Refunded, 5.25%, 5/15/36	5,530,000	6,229,103
Bronson Methodist Hospital, Refunding, AGMC Insured, 5.25%, 5/15/36	4,470,000	4,821,297
Bronson Methodist Hospital, Refunding, Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	7,267,120
Kelloggsville Public Schools GO,
School Building and Site, AGMC Insured, 5.00%, 5/01/33	1,045,000	1,163,242
School Building and Site, AGMC Insured, 5.00%, 5/01/35	1,150,000	1,270,623
School Building and Site, AGMC Insured, 5.00%, 5/01/38	3,815,000	4,203,787
Kent County GO,
Capital Improvement, 5.00%, 6/01/32	1,305,000	1,514,296
Capital Improvement, 5.00%, 6/01/33	1,275,000	1,471,681
Capital Improvement, 5.00%, 6/01/36	745,000	850,269
Kentwood Public Schools GO,
School Building and Site, 5.00%, 5/01/35	1,205,000	1,357,637
School Building and Site, 5.00%, 5/01/36	1,205,000	1,353,601
School Building and Site, 5.00%, 5/01/38	1,210,000	1,355,176
School Building and Site, 5.00%, 5/01/41	1,120,000	1,251,578
School Building and Site, 5.00%, 5/01/44	1,800,000	2,006,982
L’Anse Creuse Public Schools GO,
Refunding, 5.00%, 5/01/28	5,230,000	5,994,208
Refunding, 5.00%, 5/01/30	5,560,000	6,294,921
Refunding, 5.00%, 5/01/32	5,890,000	6,601,041
Refunding, 5.00%, 5/01/34	6,220,000	6,909,736
Refunding, 5.00%, 5/01/35	2,840,000	3,144,278
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	11,452,800
Lansing Community College GO, College Building and Site, Refunding, 5.00%, 5/01/32.	3,000,000	3,393,540
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/36	1,395,000	1,549,650
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,490,000	1,651,486
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/39	2,125,000	2,344,831
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/40	2,200,000	2,425,808
Lapeer Community Schools GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/33	4,400,000	4,608,384
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/37	4,325,000	4,529,832
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated Group,
Refunding, Series B, 6.00%, 11/15/35	5,000,000	5,771,250
Livonia Public Schools School District GO,
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/36.	5,725,000	6,147,734
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/38.	6,000,000	6,429,360
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/43.	16,850,000	18,007,763
Mason County CSD,
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/25	1,050,000	1,229,141
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/26	1,100,000	1,272,821
Mattawan Consolidated School District GO,
Series I, 5.00%, 5/01/30	1,000,000	1,128,340
Series I, 5.00%, 5/01/31	1,915,000	2,150,545
Series I, 5.00%, 5/01/32	1,110,000	1,239,781
Series I, 5.00%, 5/01/34	2,325,000	2,579,332
Series I, 5.00%, 5/01/39	3,375,000	3,713,917

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Meridian Public School District GO,
Refunding, 5.00%, 5/01/25	$500,000	$585,305
Refunding, 5.00%, 5/01/27	735,000	844,125
Refunding, 5.00%, 5/01/29	775,000	878,633
Refunding, 5.00%, 5/01/31	1,130,000	1,268,990
Michigan Finance Authority Revenue,
Clean Water Revolving Fund, Refunding, Series B, 4.00%, 10/01/30	2,750,000	2,958,422
Henry Ford Health System, Refunding, 5.00%, 11/15/32	2,725,000	3,030,173
Henry Ford Health System, Refunding, 5.00%, 11/15/41	32,015,000	34,726,991
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,245,985
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,526,337
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	10,984,690
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	12,980,640
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42.	8,000,000	8,696,720
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/45	20,000,000	21,953,200
State Revolving Fund, Clean Water, 5.00%, 10/01/28	3,000,000	3,483,060
State Revolving Fund, Clean Water, 5.00%, 10/01/29	3,000,000	3,469,290
State Revolving Fund, Clean Water, 5.00%, 10/01/32	2,000,000	2,290,140
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	555,000	598,984
Facilities Program, Refunding, Series I, 5.00%, 4/15/41	13,000,000	14,456,650
Facilities Program, Refunding, Series I, 5.00%, 10/15/46	6,500,000	7,183,800
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,605,500
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,242,400
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,581,400
Facilities Program, Series I, Pre-Refunded, 6.25%, 10/15/38	14,445,000	15,655,491
Michigan State HDA Rental Housing Revenue, Series A, 5.25%, 10/01/46	1,810,000	1,919,342
Michigan State Hospital Finance Authority Revenue,
Ascension Health Senior Credit Group, Refunding, Series F, 5.00%, 11/15/46	5,000,000	5,542,650
Hospital, Sparrow Obligated Group, NATL Insured, 5.00%, 11/15/31	2,410,000	2,466,418
Hospital, Sparrow Obligated Group, NATL Insured, Pre-Refunded, 5.00%, 11/15/31	6,090,000	6,269,411
Hospital, Sparrow Obligated Group, Pre-Refunded, 5.00%, 11/15/31	7,060,000	7,267,988
Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31	2,940,000	3,008,414
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	6,165,000	6,288,855
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,306,419
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,542,657
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	2,899,067
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,438,347
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,560,150
St. John Health System, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17.	3,900,000	3,913,572
Trinity Health Credit Group, Refunding, Series A-1, 6.50%, 12/01/33	915,000	989,316
Trinity Health Credit Group, Series A-1, Pre-Refunded, 6.50%, 12/01/33	24,085,000	26,308,045
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	21,574,000
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, Pre-Refunded, 5.25%, 9/15/27	10,000,000	10,240,700
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution Control
Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,609,240
Michigan State Technological University Revenue, General, Refunding, Series A, 5.00%, 10/01/45	2,400,000	2,676,000
Michigan State University Revenue,
General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	15,929,437
General, Series A, 5.00%, 8/15/40	8,500,000	9,624,805

88 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Muskegon County GO,
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/33	$1,360,000	$1,543,845
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/36	1,735,000	1,948,596
North Kent Sewer Authority Revenue,
Refunding, 5.00%, 11/01/26	750,000	894,398
Refunding, 5.00%, 11/01/30	1,315,000	1,534,118
Refunding, 5.00%, 11/01/31	1,000,000	1,162,980
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,182,340
Oakland Schools Intermediate School District GO,
Refunding, 5.00%, 5/01/35	1,500,000	1,715,430
Refunding, 5.00%, 5/01/36	1,005,000	1,148,474
Oakland University Board of Trustees Revenue,
General, 5.00%, 3/01/47	7,230,000	7,990,162
General, Refunding, 5.00%, 3/01/27	1,000,000	1,142,960
General, Refunding, 5.00%, 3/01/30	1,010,000	1,135,240
General, Refunding, 5.00%, 3/01/31	1,260,000	1,409,499
General, Refunding, 5.00%, 3/01/32	1,000,000	1,111,340
General, Refunding, 5.00%, 3/01/33	1,285,000	1,422,983
General, Refunding, 5.00%, 3/01/34	1,000,000	1,103,440
General, Refunding, 5.00%, 3/01/39	3,000,000	3,273,150
Rochester Community School District GO,
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/30	3,350,000	3,862,784
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/31	1,500,000	1,720,560
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/32	5,575,000	6,356,615
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/35	6,450,000	7,256,250
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/36	2,800,000	3,142,972
Rockford Public Schools GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/33	5,000,000	5,233,800
Roseville School District GO,
Refunding, 5.00%, 5/01/25	1,000,000	1,173,820
Refunding, 5.00%, 5/01/26	1,400,000	1,628,816
Refunding, 5.00%, 5/01/27	1,370,000	1,584,158
Refunding, 5.00%, 5/01/28	3,040,000	3,493,720
Refunding, 5.00%, 5/01/29	3,300,000	3,769,359
Refunding, 5.00%, 5/01/30	1,620,000	1,841,632
Refunding, 5.00%, 5/01/31	1,585,000	1,793,285
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/27	3,350,000	3,785,667
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,808,325
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	17,500,000	18,868,325
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	10,000,000	11,072,700
Saginaw City School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/38	10,555,000	10,915,137
Saginaw Valley State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	7,050,000	7,428,655
General, Refunding, Series A, 5.00%, 7/01/30	1,750,000	1,999,182
General, Refunding, Series A, 5.00%, 7/01/31	2,170,000	2,465,879
General, Refunding, Series A, 5.00%, 7/01/33	1,240,000	1,393,177
Saline Area Schools GO,
County of Washtenaw, School Building and Site, 5.00%, 5/01/28	500,000	579,995
County of Washtenaw, School Building and Site, 5.00%, 5/01/30	1,400,000	1,604,652
County of Washtenaw, School Building and Site, 5.00%, 5/01/31	500,000	570,100
County of Washtenaw, School Building and Site, 5.00%, 5/01/34	2,750,000	3,086,847
County of Washtenaw, School Building and Site, 5.00%, 5/01/36	2,950,000	3,289,220

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
South Haven Public Schools GO,
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/33	$350,000	$385,669
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/35	1,575,000	1,722,656
Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29.	9,040,000	9,099,664
Trenton Public Schools GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	4,575,000	4,791,672
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/38	8,150,000	8,535,984
Troy City School District GO,
Refunding, 5.00%, 5/01/23	635,000	737,299
Refunding, 5.00%, 5/01/25	1,000,000	1,174,620
Refunding, 5.00%, 5/01/26	1,230,000	1,428,104
University of Michigan Revenue,
General, Refunding, 5.00%, 4/01/46	2,000,000	2,286,700
General, Refunding, Series A, 5.00%, 4/01/37	2,700,000	3,141,045
General, Refunding, Series A, 5.00%, 4/01/42	5,660,000	6,558,016
Warren Consolidated School District GO, School Building and Site, 5.00%, 5/01/32	2,500,000	2,747,375
Wayne County Airport Authority Revenue,
Detroit Metropolitan Wayne County Airport, Refunding, NATL Insured, 5.00%, 12/01/27	9,910,000	10,200,066
Detroit Metropolitan Wayne County Airport, Refunding, NATL Insured, 5.00%, 12/01/28	10,170,000	10,466,964
Wayne State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28	10,455,000	11,161,758
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/35	9,965,000	10,638,634
General, Refunding, AGMC Insured, 5.00%, 11/15/28	13,095,000	13,870,224
General, Refunding, AGMC Insured, 5.00%, 11/15/35	12,470,000	13,154,229
General, Refunding, Series A, 5.00%, 11/15/31	1,860,000	2,088,148
General, Refunding, Series A, 5.00%, 11/15/33	1,500,000	1,663,455
Western Michigan University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28	5,500,000	5,765,760
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/32	6,410,000	6,719,731
Refunding, Series A, 5.00%, 11/15/26.	1,500,000	1,740,225
Refunding, Series A, 5.00%, 11/15/27.	2,160,000	2,482,034
Refunding, Series A, 5.00%, 11/15/28.	1,635,000	1,864,701
Refunding, Series A, 5.00%, 11/15/29.	2,000,000	2,265,460
Refunding, Series A, 5.00%, 11/15/30.	2,500,000	2,814,500
Refunding, Series A, 5.00%, 11/15/40.	1,560,000	1,702,225
Refunding, Series A, 5.00%, 11/15/45.	2,000,000	2,167,620
Zeeland Public Schools GO,
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/31	1,530,000	1,712,376
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/33	2,000,000	2,215,780
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/34	2,000,000	2,206,800
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/35	2,000,000	2,199,360
		1,014,111,179

U.S. Territories 2.8%
Puerto Rico 2.8%
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.375%, 8/01/39.	9,000,000	4,252,500
First Subordinate, Series A, 6.375%, 8/01/39.	10,000,000	5,212,500
First Subordinate, Series A, 6.00%, 8/01/42	25,000,000	12,875,000

90 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, (continued)
First Subordinate, Series C, 5.50%, 8/01/40	$15,000,000	$7,312,500
		29,652,500
Total Municipal Bonds before Short Term Investments (Cost $1,043,437,352)		1,043,763,679

Short Term Investments (Cost $15,000,000) 1.4%
Municipal Bonds 1.4%
Michigan 1.4%
[a] Regents of the University of Michigan Revenue, General, Series A, Daily VRDN and Put, 0.46%, 4/01/38 .	15,000,000	15,000,000
Total Investments (Cost $1,058,437,352) 98.8%		1,058,763,679
Other Assets, less Liabilities 1.2%.		12,819,204
Net Assets 100.0%		$1,071,582,883

See Abbreviations on page 149.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 91

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Minnesota Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.63	$12.69	$12.39	$12.98	$12.80
Income from investment operations[b]:
Net investment income[c]	0.37	0.40	0.41	0.41	0.42
Net realized and unrealized gains (losses)	(0.35)	(0.06)	0.30	(0.60)	0.18
Total from investment operations	0.02	0.34	0.71	(0.19)	0.60
Less distributions from net investment income	(0.38)	(0.40)	(0.41)	(0.40)	(0.42)
Net asset value, end of year.	$12.27	$12.63	$12.69	$12.39	$12.98

Total return[d]	0.11%	2.71%	5.78%	(1.45)%	4.77%

Ratios to average net assets
Expenses	0.65%	0.64%	0.65%	0.64%	0.64%
Net investment income	2.99%	3.16%	3.23%	3.27%	3.27%

Supplemental data
Net assets, end of year (000’s)	$695,040	$731,215	$719,848	$717,104	$904,813
Portfolio turnover rate	13.80%	8.61%	6.53%	6.93%	6.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

92 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.76	$12.82	$12.51	$13.10	$12.92
Income from investment operations[b]:
Net investment income[c]	0.31	0.33	0.34	0.34	0.36
Net realized and unrealized gains (losses)	(0.37)	(0.06)	0.31	(0.60)	0.17
Total from investment operations	(0.06)	0.27	0.65	(0.26)	0.53
Less distributions from net investment income	(0.30)	(0.33)	(0.34)	(0.33)	(0.35)
Net asset value, end of year.	$12.40	$12.76	$12.82	$12.51	$13.10

Total return[d]	(0.45)%	2.12%	5.23%	(1.97)%	4.15%

Ratios to average net assets
Expenses	1.20%	1.19%	1.20%	1.19%	1.19%
Net investment income	2.44%	2.61%	2.68%	2.72%	2.72%

Supplemental data
Net assets, end of year (000’s)	$223,444	$217,904	$211,768	$205,745	$270,570
Portfolio turnover rate	13.80%	8.61%	6.53%	6.93%	6.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 93

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.64	$12.70	$12.40	$12.99	$12.81
Income from investment operations[b]:
Net investment income[c]	0.39	0.41	0.42	0.42	0.44
Net realized and unrealized gains (losses)	(0.36)	(0.06)	0.30	(0.60)	0.18
Total from investment operations	0.03	0.35	0.72	(0.18)	0.62
Less distributions from net investment income	(0.39)	(0.41)	(0.42)	(0.41)	(0.44)
Net asset value, end of year.	$12.28	$12.64	$12.70	$12.40	$12.99

Total return	0.20%	2.81%	5.88%	(1.35)%	4.88%

Ratios to average net assets
Expenses	0.55%	0.54%	0.55%	0.54%	0.54%
Net investment income	3.09%	3.26%	3.33%	3.37%	3.37%

Supplemental data
Net assets, end of year (000’s)	$169,533	$121,685	$123,174	$98,382	$49,398
Portfolio turnover rate	13.80%	8.61%	6.53%	6.93%	6.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

94 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017

Franklin Minnesota Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 99.2%
Minnesota 99.2%
Alexandria ISD No. 206 GO, School Building, Minnesota School District Credit Enhancement Program,
Series A, 5.00%, 2/01/37	$11,700,000	$13,079,430
Anoka-Hennepin ISD No. 11 GO, Anoka and Hennepin Counties, School Building, Minnesota School
District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	6,511,532
Bemidji GO, Sales Tax Revenue, Refunding, 5.25%, 2/01/38	12,055,000	13,531,376
Big Lake ISD No. 727 GO,
Refunding, Series B, 5.00%, 2/01/23	2,990,000	3,465,201
Refunding, Series B, 5.00%, 2/01/24	3,000,000	3,469,110
Refunding, Series B, 5.00%, 2/01/25	1,225,000	1,413,430
Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured, 4.50%, 12/01/24	1,055,000	1,080,942
Brainerd ISD No. 181 GO,
School Building, Refunding, Series A, 4.00%, 2/01/19.	5,025,000	5,308,661
School Building, Refunding, Series A, 4.00%, 2/01/20.	5,025,000	5,292,933
Cambridge ISD No. 911 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
3.00%, 2/01/27	3,410,000	3,474,040
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
3.00%, 2/01/30	5,585,000	5,561,208
Center City Health Care Facilities Revenue, Hazelden Foundation Project, 5.00%, 11/01/41.	1,600,000	1,655,872
Central Municipal Power Agency Revenue,
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/32	1,150,000	1,279,398
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/42	1,615,000	1,767,456
Chaska ISD No. 112 GO,
Alternative Facilities, Minnesota School District Credit Enhancement Program, Refunding, Series A,
5.00%, 2/01/20	4,135,000	4,583,151
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/20	4,475,000	4,832,373
Circle Pines ISD No. 12 GO,
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation,
Series A, zero cpn., 2/01/32	1,450,000	851,614
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation,
Series A, zero cpn., 2/01/34	1,600,000	846,336
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation,
Series A, zero cpn., 2/01/35	350,000	176,614
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32	3,615,000	4,134,403
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	1,020,000	1,066,665
Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities, Series A,
5.125%, 1/01/35	2,625,000	2,659,860
Duluth ISD No. 709 COP,
Full Term Certificates, Series B, AGMC Insured, Pre-Refunded, 5.00%, 2/01/28	18,890,000	20,309,206
Full Term Certificates, Series B, Pre-Refunded, 4.75%, 2/01/25	8,445,000	9,039,612
Series A, Refunding, 4.00%, 2/01/27	3,750,000	4,077,937
Series A, Refunding, 4.00%, 2/01/28	1,500,000	1,620,150
Duluth ISD No. 709 GO,
Refunding, Series B, 4.00%, 2/01/25	3,450,000	3,814,079
Refunding, Series B, 2.50%, 2/01/26	2,840,000	2,775,390
Elk River ISD No. 728 GO, School Building, Elk River Area Schools, Series A, 4.00%, 2/01/32	6,130,000	6,470,705
Farmington ISD No. 192 GO,
School Building, Refunding, Series C, 5.00%, 2/01/24	7,165,000	8,439,582
School Building, Series A, 4.00%, 2/01/28	5,230,000	5,687,363
Fergus Falls ISD No. 544 GO, School Building, Minnesota School District Credit Enhancement Program,
Series A, AGMC Insured, 5.00%, 1/01/25	1,655,000	1,705,080
Fridley ISD No. 14 GO, School Building, Fridley Public Schools, Series A, 4.00%, 2/01/28	1,005,000	1,101,168

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Hennepin County Regional Railroad Authority GO,
Refunding, Series A, 4.00%, 12/01/27.	$2,475,000	$2,617,387
Refunding, Series A, 4.00%, 12/01/28.	1,590,000	1,677,959
Hennepin County Sales Tax Revenue,
Ballpark Project, first lien, Series A, Pre-Refunded, 4.75%, 12/15/37	25,000,000	25,783,250
Ballpark Project, second lien, Series B, 5.00%, 12/15/17	1,740,000	1,797,768
Ballpark Project, second lien, Series B, 5.00%, 12/15/21	5,000,000	5,162,000
Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29	2,310,000	2,481,541
Hutchinson ISD No. 423 GO, School Building, Series A, 5.00%, 2/01/28	1,685,000	2,007,728
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	2,899,050
Jordan ISD No. 717 GO,
School Building, Series A, 5.00%, 2/01/31	1,460,000	1,687,161
School Building, Series A, 5.00%, 2/01/32	2,000,000	2,306,380
School Building, Series A, 5.00%, 2/01/33	1,700,000	1,979,871
School Building, Series A, 5.00%, 2/01/34	1,805,000	2,102,157
School Building, Series A, 5.00%, 2/01/35	1,000,000	1,164,630
Lakeville GO,
Refunding, Series B, 4.00%, 2/01/21	1,000,000	1,099,810
Refunding, Series B, 3.00%, 2/01/30	4,690,000	4,692,064
Lakeville ISD No. 194 GO, Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,663,347
Maple Grove GO,
Improvement, Refunding, Series A, 4.00%, 2/01/21	2,100,000	2,313,822
Improvement, Refunding, Series A, 4.00%, 2/01/22	2,470,000	2,748,888
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series C, 5.00%, 3/01/24	6,250,000	7,504,312
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and
Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,081,440
Minneapolis Health Care System Revenue,
Fairview Health Services, Refunding, Series A, 5.00%, 11/15/44	10,000,000	10,959,000
Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	29,485,000	31,685,466
Fairview Health Services, Series B, Assured Guaranty, Pre-Refunded, 6.50%, 11/15/38	5,515,000	6,021,994
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue,
Senior, Refunding, Series A, 5.00%, 1/01/26	6,000,000	7,239,480
Senior, Refunding, Series A, 5.00%, 1/01/30	11,750,000	13,945,957
Senior, Refunding, Series C, 5.00%, 1/01/34	2,870,000	3,326,187
Senior, Refunding, Series C, 5.00%, 1/01/35	4,025,000	4,646,299
Senior, Refunding, Series C, 5.00%, 1/01/41	19,655,000	22,492,396
Senior, Refunding, Series C, 5.00%, 1/01/46	15,500,000	17,667,675
senior bond, Refunding, Series A, 5.00%, 1/01/35	9,295,000	10,103,200
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/26	1,250,000	1,409,438
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,690,590
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,529,315
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%,
2/15/30	14,600,000	15,709,308
Health Care Facilities, Essentia Health Obligated Group, Series E, Assured Guaranty, 5.00%,
2/15/37	20,600,000	21,091,928
Minnesota Public Facilities Authority State Revenue,
Revolving Fund, Refunding, Series A, 5.00%, 3/01/24.	17,010,000	20,313,172
Revolving Fund, Series C, Pre-Refunded, 5.00%, 3/01/26	16,530,000	18,382,517

96 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minnesota State 911 Revenue,
Public Safety Radio Communication System Project, Assured Guaranty, Pre-Refunded, 4.50%,
6/01/22	$1,000,000	$1,076,080
Public Safety Radio Communication System Project, Assured Guaranty, Pre-Refunded, 4.50%,
6/01/24	3,745,000	4,029,920
Public Safety Radio Communication System Project, Assured Guaranty, Pre-Refunded, 5.00%,
6/01/24	3,000,000	3,151,830
Minnesota State Colleges and Universities Revenue,
Board of Trustees, Fund, Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,648,403
Board of Trustees, Fund, Series A, 4.00%, 10/01/24.	1,535,000	1,701,379
Board of Trustees, Fund, Series A, 5.00%, 10/01/28.	2,135,000	2,432,897
Board of Trustees, Fund, Series A, 4.625%, 10/01/29.	6,615,000	7,125,281
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	4,115,000	4,629,992
Minnesota State General Fund Revenue,
Appropriation, Refunding, Series A, 4.00%, 3/01/26	4,000,000	4,309,320
Appropriation, Refunding, Series A, 3.00%, 3/01/30	5,000,000	4,878,750
Appropriation, Refunding, Series B, 5.00%, 3/01/22	1,530,000	1,777,156
Appropriation, Series A, 5.00%, 6/01/32	7,000,000	8,040,620
Appropriation, Series A, 5.00%, 6/01/38	8,500,000	9,512,435
Minnesota State GO,
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/22	1,000,000	1,017,610
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/25	10,000,000	10,176,100
Highway and Various Purpose, Pre-Refunded, 5.00%, 8/01/23	2,935,000	2,986,685
Highway and Various Purpose, Pre-Refunded, 5.00%, 8/01/23	65,000	66,131
Various Purpose, Refunding, Series F, 4.00%, 10/01/24	12,720,000	14,197,428
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	16,596,450
Various Purpose, Series A, 5.00%, 8/01/28	5,570,000	6,757,245
Various Purpose, Series A, Pre-Refunded, 4.25%, 12/01/27	5,000,000	5,417,500
Various Purpose, Series A, Pre-Refunded, 4.50%, 12/01/28	15,540,000	16,942,174
Various Purpose, Series H, 5.00%, 11/01/27	325,000	357,334
Various Purpose, Series H, Pre-refunded, 5.00%, 11/01/27	2,175,000	2,391,391
Minnesota State HFA Homeownership Finance Revenue,
MBS Program, Series E, GNMA Secured, 4.45%, 7/01/31.	3,085,000	3,192,852
MBS Program, Series G, GNMA Secured, 4.00%, 7/01/26	1,670,000	1,726,262
MBS Program, Series G, GNMA Secured, 4.40%, 7/01/32	2,775,000	2,881,172
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29.	3,675,000	3,875,582
Nonprofit Housing State Appropriation, 5.00%, 8/01/31.	2,225,000	2,492,445
Residential Housing Finance, Refunding, Series B, 3.10%, 7/01/35	9,235,000	8,684,225
Residential Housing Finance, Series E, 4.90%, 7/01/29	6,925,000	7,151,378
Residential Housing Finance, Series E, 5.10%, 1/01/40	6,560,000	6,778,251
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series 7-D, 5.00%, 3/01/40	4,000,000	4,271,640
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/33	1,500,000	1,564,275
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/35	500,000	516,890
Macalester College, Series 7-I, 5.00%, 6/01/35	5,000,000	5,526,900
University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35	750,000	844,283
University of St. Thomas, Refunding, Series 8-M, 4.00%, 4/01/22	1,215,000	1,339,173
University of St. Thomas, Series 6-X, Pre-Refunded, 5.00%, 4/01/29	2,250,000	2,257,718
University of St. Thomas, Series 6-X, Pre-Refunded, 5.25%, 4/01/39	10,000,000	10,036,300
University of St. Thomas, Series 7-A, 5.00%, 10/01/29	5,420,000	5,876,310
University of St. Thomas, Series 7-A, 5.00%, 10/01/39	4,485,000	4,829,538
University of St. Thomas, Series 8-L, 4.00%, 4/01/31	4,200,000	4,422,180

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Municipal Power Agency Electric Revenue,
4.00%, 10/01/41.	$3,000,000	$3,136,020
5.00%, 10/01/47.	4,650,000	5,245,618
Refunding, Series A, 4.00%, 10/01/31.	1,265,000	1,348,389
Refunding, Series A, 4.00%, 10/01/32.	1,200,000	1,272,420
Refunding, Series A, 4.00%, 10/01/33.	1,000,000	1,055,500
Refunding, Series A, 5.00%, 10/01/34.	1,000,000	1,115,970
Refunding, Series A, 5.00%, 10/01/35.	1,005,000	1,117,982
Series A, 5.25%, 10/01/35	12,000,000	13,383,960
Minnesota State Public Facilities Authority Clean Water Revenue, Series B, Pre-Refunded, 4.75%,
3/01/27	5,000,000	5,000,000
New London Spicer ISD No. 345 GO,
School Building, Series A, 4.00%, 2/01/28	1,160,000	1,271,000
School Building, Series A, 4.00%, 2/01/29	1,095,000	1,183,607
School Building, Series A, 4.00%, 2/01/31	1,300,000	1,388,374
New Prague ISD No. 721 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/22	3,090,000	3,386,053
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/23	3,045,000	3,317,345
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/24	3,245,000	3,519,819
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/25	3,300,000	3,559,974
Northern Municipal Power Agency Electric System Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21	1,505,000	1,549,789
Series A, 5.00%, 1/01/30.	1,190,000	1,333,228
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 1/01/26	2,000,000	2,067,620
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,607,040
Perham ISD No. 549 GO,
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/27	715,000	780,773
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/28	1,045,000	1,131,474
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/29	500,000	535,505
Ramsey GO,
Capital Improvement Plan, Refunding, Series A, 3.00%, 12/15/28	1,105,000	1,110,857
Capital Improvement Plan, Refunding, Series A, 3.375%, 12/15/31	1,215,000	1,244,938
Rochester Electricity Utility Revenue,
Refunding, Series A, 5.00%, 12/01/42.	2,000,000	2,299,240
[a] Refunding, Series A, 5.00%, 12/01/47.	9,210,000	10,521,688
Series B, 5.00%, 12/01/43	1,000,000	1,125,150
Rochester Health Care Facilities Revenue,
Mayo Clinic, Mandatory Put 11/15/21, Series C, 4.50%, 11/15/38	10,190,000	11,502,880
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/33.	4,425,000	5,461,999
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/34.	10,235,000	12,630,911
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/35.	5,000,000	6,170,900
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/36.	3,200,000	3,951,584
Mayo Clinic, Series D, 5.00%, 11/15/38	5,000,000	5,426,900
Mayo Clinic, Series E, 5.00%, 11/15/38.	20,000,000	21,707,600
Rosemount ISD No. 196 GO,
School Building, Refunding, Series C, 4.00%, 2/01/21	1,365,000	1,503,984
School Building, Refunding, Series C, 4.00%, 2/01/22	2,380,000	2,654,700
Saint Cloud ISD No. 742, COP, 4.00%, 2/01/38	1,000,000	1,013,530
Sartell ISD No. 748 GO,
Capital Appreciation, School Building, Series B, zero cpn., 2/01/36	3,000,000	1,400,910
Capital Appreciation, School Building, Series B, zero cpn., 2/01/37	2,820,000	1,266,265
Capital Appreciation, School Building, Series B, zero cpn., 2/01/38	5,220,000	2,250,655

98 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Sartell ISD No. 748 GO, (continued)
Capital Appreciation, School Building, Series B, zero cpn., 2/01/39	$2,820,000	$1,161,473
School Building, Series A, 5.00%, 2/01/26	1,500,000	1,780,650
School Building, Series A, 5.00%, 2/01/27	2,075,000	2,446,840
Scott County GO, Capital Improvement Plan, Series A, AMBAC Insured, 5.00%, 12/01/27	5,590,000	5,746,855
South Washington County ISD No. 833 GO,
School Building, Series A, 4.00%, 2/01/29	4,220,000	4,578,700
School Building, Series A, 4.00%, 2/01/30	9,640,000	10,396,547
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	5,875,000	5,730,181
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	13,424,056
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,511,000
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	4,213,387
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	4,939,836
Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18	15,935,000	15,787,123
Refunding, Series A, 5.00%, 1/01/46	9,345,000	10,408,741
Series A, Pre-Refunded, 5.00%, 1/01/21	1,000,000	1,072,060
Series A, Pre-Refunded, 5.00%, 1/01/22	2,060,000	2,208,444
Series A, Pre-Refunded, 5.50%, 1/01/24	1,000,000	1,081,100
Series A, Pre-Refunded, 5.25%, 1/01/30	2,000,000	2,153,160
St. Cloud Health Care Revenue,
CentraCare Health System, Refunding, Series A, 5.125%, 5/01/30.	750,000	817,575
CentraCare Health System, Refunding, Series A, 4.00%, 5/01/37	12,310,000	12,565,432
CentraCare Health System, Series A, Pre-Refunded, 5.125%, 5/01/30	9,250,000	10,369,620
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.375%, 5/01/31	1,000,000	1,091,030
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.50%, 5/01/39	27,400,000	29,967,380
St. Cloud Public Schools ISD No. 742 GO,
Series A, 4.00%, 2/01/28.	2,080,000	2,266,763
Series A, 4.00%, 2/01/29.	1,000,000	1,080,180
Series B, 4.00%, 2/01/30	4,060,000	4,395,153
Series B, 4.00%, 2/01/36	2,500,000	2,624,250
Series B, 4.00%, 2/01/37	2,250,000	2,356,515
St. Michael ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32	10,295,000	11,122,615
St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A-1, 5.25%, 11/15/29	5,000,000	5,491,400
Allina Health System, Series A, NATL Insured, 5.00%, 11/15/22	5,000,000	5,129,450
St. Paul ISD No. 625 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series B,
5.00%, 2/01/24	2,925,000	3,417,190
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/30 .	1,385,000	1,379,100
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/31 .	1,195,000	1,178,891
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31.	1,000,000	1,141,820
Series G, 5.00%, 11/01/32.	1,000,000	1,136,680
sub. bond, Series A, XLCA Insured, Pre-Refunded, 5.00%, 11/01/30	7,360,000	7,564,829
University of Minnesota GO,
Series A, 4.00%, 2/01/26.	2,425,000	2,645,990
Series A, 5.25%, 4/01/29.	1,000,000	1,083,070
Series A, 5.125%, 4/01/34	1,000,000	1,076,220
Series A, 5.00%, 4/01/41.	5,000,000	5,729,500
Series B, 5.00%, 1/01/38	4,500,000	5,114,205
University of Minnesota Regents Revenue, State Supported Biomedical Science Research Facilities
Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,657,350
University of Minnesota Revenue,
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/25	5,000,000	6,043,950
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/28	7,225,000	8,461,775

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	$3,000,000	$3,117,660
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	5,818,150
Refunding, Series A, 5.00%, 1/01/25	3,370,000	3,911,391
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,378,560
Refunding, Series A, 5.00%, 1/01/35	3,000,000	3,419,730
Refunding, Series A, 5.00%, 1/01/36	2,035,000	2,301,300
Series A, 5.00%, 1/01/20.	3,725,000	4,116,237
Series A, 5.00%, 1/01/40.	8,075,000	8,944,112
Series A, 5.00%, 1/01/46.	11,870,000	13,094,034
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/29	1,000,000	994,030
Total Municipal Bonds before Short Term Investments (Cost $1,042,500,403)		1,079,749,290

Short Term Investments 0.6%
Municipal Bonds 0.6%
Minnesota 0.6%
[b] Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue,
Children’s Hospitals and Clinics, Series B, AGMC Insured, Daily VRDN and Put, 0.57%, 8/15/25	5,500,000	5,500,000
Children’s Hospitals and Clinics of Minnesota, Tranche I, Series A, AGMC Insured, Daily VRDN and
Put, 0.57%, 8/15/37	900,000	900,000
Total Short Term Investments (Cost $6,400,000)		6,400,000
Total Investments (Cost $1,048,900,403) 99.8%		1,086,149,290
Other Assets, less Liabilities 0.2%.		1,868,043
Net Assets 100.0%		$1,088,017,333

See Abbreviations on page 149.

aA portion or all of the security purchased on a delayed delivery basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

100 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.90	$12.91	$12.44	$13.12	$12.96
Income from investment operations[b]:
Net investment income[c]	0.41	0.44	0.46	0.48	0.48
Net realized and unrealized gains (losses)	(0.34)	(0.01)	0.49	(0.71)	0.15
Total from investment operations	0.07	0.43	0.95	(0.23)	0.63
Less distributions from net investment income	(0.41)	(0.44)	(0.48)	(0.45)	(0.47)
Net asset value, end of year.	$12.56	$12.90	$12.91	$12.44	$13.12

Total return[d]	0.52%	3.43%	7.76%	(1.69)%	4.96%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.17%	3.41%	3.65%	3.86%	3.69%

Supplemental data
Net assets, end of year (000’s)	$1,120,704	$1,186,318	$1,160,630	$1,144,885	$1,445,535
Portfolio turnover rate	14.17%	6.53%	13.88%	8.78%	9.69%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.06	$13.07	$12.58	$13.27	$13.10
Income from investment operations[b]:
Net investment income[c]	0.34	0.37	0.40	0.42	0.42
Net realized and unrealized gains (losses)	(0.34)	(0.01)	0.50	(0.73)	0.15
Total from investment operations	—	0.36	0.90	(0.31)	0.57
Less distributions from net investment income	(0.34)	(0.37)	(0.41)	(0.38)	(0.40)
Net asset value, end of year.	$12.72	$13.06	$13.07	$12.58	$13.27

Total return[d]	(0.05)%	2.82%	7.25%	(2.28)%	4.41%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income	2.62%	2.86%	3.10%	3.31%	3.14%

Supplemental data
Net assets, end of year (000’s)	$330,566	$322,560	$312,055	$301,447	$416,262
Portfolio turnover rate	14.17%	6.53%	13.88%	8.78%	9.69%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

102 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.91	$12.92	$12.44	$13.12	$12.96
Income from investment operations[b]:
Net investment income[c]	0.42	0.45	0.48	0.49	0.50
Net realized and unrealized gains (losses)	(0.34)	(0.01)	0.49	(0.71)	0.15
Total from investment operations	0.08	0.44	0.97	(0.22)	0.65
Less distributions from net investment income	(0.42)	(0.45)	(0.49)	(0.46)	(0.49)
Net asset value, end of year.	$12.57	$12.91	$12.92	$12.44	$13.12

Total return	0.62%	3.53%	7.95%	(1.59)%	5.07%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.27%	3.51%	3.75%	3.96%	3.79%

Supplemental data
Net assets, end of year (000’s)	$143,603	$80,279	$73,386	$37,153	$45,364
Portfolio turnover rate	14.17%	6.53%	13.88%	8.78%	9.69%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Ohio Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 99.6%
Ohio 99.6%
Akron Income Tax Revenue,
Community Learning Centers, 5.00%, 12/01/33	$4,250,000	$4,863,445
Community Learning Centers, Series A, 4.50%, 12/01/33	10,000,000	10,797,700
Allen County Hospital Facilities Revenue,
Catholic Healthcare Partners, Refunding, Series A, 5.25%, 6/01/38	15,000,000	16,054,500
Catholic Healthcare Partners, Refunding, Series B, 5.25%, 9/01/27	7,570,000	8,273,026
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46	7,500,000	8,213,025
Greenup Hydroelectric Project, Series A, 4.00%, 2/15/36	1,000,000	1,010,490
Meldahl Hydroelectric Project, Green Bonds, Series A, 4.00%, 2/15/41.	7,250,000	7,255,292
Prairie State Energy Campus, Refunding, Series A, BAM Insured, 5.25%, 2/15/31	10,000,000	11,362,600
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28	5,000,000	5,680,150
Prairie State Energy Campus Project, Refunding, Series A, Assured Guaranty, 5.25%, 2/15/33	1,725,000	1,785,617
Prairie State Energy Campus Project, Refunding, Series A, BHAC Insured, 5.00%, 2/15/38	1,275,000	1,316,310
Prairie State Energy Campus Project, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 2/15/33	28,275,000	29,463,398
Prairie State Energy Campus Project, Series A, BHAC Insured, Pre-Refunded, 5.00%, 2/15/38	20,725,000	21,547,161
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%,
11/01/49	6,685,000	6,704,788
Bath Local School District GO,
School Improvement, AGMC Insured, 4.00%, 12/01/44	1,295,000	1,315,202
School Improvement, AGMC Insured, 5.00%, 12/01/49	5,380,000	5,701,347
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,061,080
Brookfield Local School District GO, School Facilities Improvement, AGMC Insured, 5.25%, 1/15/36	1,300,000	1,344,096
Brooklyn City School District GO,
School Improvement, AGMC Insured, 5.25%, 12/01/43	3,000,000	3,344,220
School Improvement, Refunding, AGMC Insured, 5.50%, 12/01/49.	7,780,000	8,414,848
Butler County Hospital Facilities Revenue,
Cincinnati Children’s Hospital Medical Center, Refunding, Series X, 5.00%, 5/15/29	6,750,000	7,991,460
Kettering Health Network Obligated Group Project, 6.375%, 4/01/36	5,000,000	5,715,250
Kettering Health Network Obligated Group Project, 5.625%, 4/01/41	5,000,000	5,465,950
UC Health, Refunding, 5.00%, 11/15/45	20,270,000	22,140,921
Canal Winchester Local School District GO,
Capital Appreciation, NATL Insured, zero cpn., 12/01/32	3,955,000	2,269,142
Capital Appreciation, NATL Insured, zero cpn., 12/01/33	2,000,000	1,091,420
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	1,505,000	1,680,348
Improvement and Refunding, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	16,321,933
Chillicothe City School District GO,
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/22	1,905,000	1,661,027
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/23	1,905,000	1,590,846
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/24	1,905,000	1,524,248
Cincinnati City School District GO,
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/27	14,900,000	18,189,026
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/28	8,180,000	10,026,553
Cincinnati GO,
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/18	2,000,000	2,139,420
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/19	5,925,000	6,532,668
Various Purpose, Improvement and Refunding, Series A, 5.25%, 12/01/40	6,500,000	7,555,730
City of Akron Waterworks System Mortgage Revenue, Refunding and Improvement, Assured Guaranty,
5.00%, 3/01/34	1,000,000	1,048,140

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	$3,000,000	$3,324,570
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,652,265
Series C, Assured Guaranty, 5.00%, 1/01/27	27,385,000	28,993,869
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,436,920
Cleveland Municipal School District GO,
School Improvement, Refunding, 5.00%, 12/01/25	3,600,000	4,189,608
School Improvement, Refunding, 5.00%, 12/01/27	1,000,000	1,162,600
Cleveland Public Power System Revenue,
Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38	10,000,000	3,952,600
Series B-1, NATL Insured, 5.00%, 11/15/28.	2,000,000	2,083,140
Series B-1, NATL Insured, 5.00%, 11/15/38.	10,000,000	10,379,100
Cleveland Water PCR, Green Bonds, 5.00%, 11/15/41.	2,000,000	2,240,760
Columbus GO,
Various Purpose, Refunding, Series 3, 5.00%, 2/15/27	15,000,000	18,523,350
Various Purpose, Refunding, Series 3, 5.00%, 2/15/28	5,500,000	6,693,720
Various Purpose, Series A, 5.00%, 2/15/23	14,365,000	17,009,884
Various Purpose, Series A, 5.00%, 2/15/24	12,655,000	15,161,323
Various Purpose, Series A, 5.00%, 2/15/25	5,000,000	5,925,950
Columbus Metropolitan Library Special Obligation Revenue,
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/27	3,765,000	4,045,154
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/28	2,970,000	3,185,414
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/29	4,125,000	4,416,473
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/37	6,620,000	6,805,228
Columbus Sewerage System Revenue,
Refunding, 5.00%, 6/01/29	5,000,000	5,948,600
Refunding, 4.00%, 6/01/31	15,000,000	16,039,950
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,328,750
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,631,899
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F,
5.00%, 12/01/27	15,000,000	16,782,150
Cuyahoga County Excise Tax Revenue,
Sports Facilities Improvement Project, 5.00%, 12/01/24	1,000,000	1,162,330
Sports Facilities Improvement Project, 5.00%, 12/01/25	500,000	579,475
Dayton City School District GO, Refunding, 5.00%, 11/01/30	5,000,000	5,995,600
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	21,822,800
Defiance City School District GO, Various Purpose, 5.00%, 12/01/46	6,635,000	7,483,152
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%, 12/01/49	6,000,000	6,812,220
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,318,960
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation,
Refunding, 5.00%, 12/01/35	20,000,000	22,671,200
Franklin County Hospital Facilities Revenue,
Nationwide Children’s Hospital Project, Refunding, Series C, 5.00%, 11/01/34.	2,600,000	2,949,986
Nationwide Children’s Hospital Project, Refunding, Series C, 4.00%, 11/01/40.	5,000,000	5,028,900
OhioHealth Corp., 5.00%, 5/15/33	6,290,000	7,081,282
Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, Pre-Refunded,
5.25%, 11/01/40	15,000,000	16,611,150
Franklin County Revenue, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	7,500,000	8,297,700
Greene County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, 5.50%,
4/01/39	12,930,000	13,721,187
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,300,640

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Groveport-Madison Local School District GO, School Facilities Construction and Improvement, 5.00%,
10/01/44	$6,205,000	$6,976,902
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
Refunding, Series A, 5.00%, 12/01/27	6,875,000	8,136,494
Hamilton County Student Housing Revenue,
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 5.00%, 6/01/30	7,000,000	7,624,050
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 4.75%, 6/01/39	7,000,000	7,351,400
Hilliard School District GO,
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/19	2,190,000	2,106,014
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/20	4,525,000	4,251,826
School Improvement, 4.00%, 12/01/46	10,000,000	10,317,600
Huber Heights City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/33	4,500,000	4,966,650
School Improvement, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,518,500
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	26,010,000	28,625,305
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,498,536
Kings Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.00%, 12/01/33.	10,000,000	10,312,500
Lakewood City School District GO,
School Facilities Improvement, NATL Insured, Pre-Refunded, 5.00%, 12/01/30	9,170,000	9,456,562
School Facilities Improvement, NATL Insured, Pre-Refunded, 4.50%, 12/01/34	6,000,000	6,165,300
School Facilities Improvement, Refunding, Series A, 5.00%, 11/01/43	10,895,000	12,281,171
School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/31.	1,000,000	1,022,410
Lakota Local School District GO,
Refunding, Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,440,080
Refunding, Series C, 5.00%, 12/01/30	4,035,000	4,731,804
Lancaster City School District GO, School Facilities Construction and Improvement, 5.00%, 10/01/49	10,000,000	10,939,300
Little Miami Local School District GO, AGMC Insured, Pre-Refunded, 4.50%, 12/01/34	14,255,000	14,387,999
Lorain County Hospital Revenue,
Catholic Healthcare Partners, Refunding, Series C-1, AGMC Insured, 5.00%, 4/01/33	19,410,000	20,048,589
Catholic Healthcare Partners, Refunding, Series C-2, AGMC Insured, 5.00%, 4/01/33	8,000,000	8,263,760
Lucas County GO, Various Purpose, Pre-Refunded, 4.50%, 10/01/35	10,685,000	11,275,774
Lucas-Plaza HDC Revenue, Refunding, FHA Insured, ETM, zero cpn., 6/01/24.	35,230,000	29,787,317
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%, 12/01/32	9,605,000	11,966,005
Mahoning County Career and Technical Center Board of Education COP, Series B, 4.75%, 12/01/36	3,500,000	3,577,770
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured,
ETM, 5.50%, 10/15/25	4,380,000	5,052,768
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20.	1,000,000	926,820
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21.	1,000,000	901,820
Marysville Wastewater Treatment System Revenue,
Assured Guaranty, Pre-Refunded, 4.25%, 12/01/27	1,170,000	1,200,069
Assured Guaranty, Pre-Refunded, 4.75%, 12/01/47	5,000,000	5,147,000
Refunding, BAM Insured, 4.00%, 12/01/40	3,015,000	3,048,919
Refunding, BAM Insured, 4.00%, 12/01/46	9,370,000	9,438,401
Refunding, BAM Insured, 5.00%, 12/01/47	5,035,000	5,525,308
Marysville Water System Mortgage Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32	1,250,000	1,289,063
Medina School District COP, School Facilities Project, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/31 .	5,725,000	6,032,432
Miami University Revenue,
General Receipts, Refunding, 5.00%, 9/01/31	4,000,000	4,528,080
General Receipts, Refunding, 5.00%, 9/01/31	2,320,000	2,669,670
General Receipts, Refunding, 5.00%, 9/01/34	3,500,000	3,964,170
General Receipts, Refunding, 5.00%, 9/01/41	5,000,000	5,653,200

106 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Middletown City School District GO,
School Improvement, 5.25%, 12/01/40	$2,625,000	$3,018,041
School Improvement, 5.25%, 12/01/48	15,000,000	16,860,600
Monroe Local School District GO, School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29	400,000	400,708
Montgomery County Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.50%, 5/01/34	12,500,000	13,018,000
Catholic Health Initiatives, Series C-1, AGMC Insured, Pre-Refunded, 5.00%, 10/01/41	10,000,000	10,471,400
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%, 12/01/49	11,460,000	12,379,092
New Albany Community Authority Community Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/23	1,100,000	1,271,446
Refunding, Series C, 5.00%, 10/01/24	1,250,000	1,444,825
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,138,000
Northeast Ohio Medical University General Receipts Revenue, 5.00%, 12/01/42	10,000,000	10,538,100
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 5.00%, 11/15/32.	5,500,000	6,324,450
Wastewater Improvement, Refunding, 4.00%, 11/15/49.	6,000,000	6,079,200
Northmont City School District GO, School Improvement, Series A, 5.00%, 11/01/49	5,130,000	5,575,335
Northwest Local School District Hamilton and Butler Counties GO, School Improvement, 5.00%, 12/01/45.	3,760,000	4,191,610
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO,
AGMC Insured, 4.875%, 12/01/18	173,264	173,791
AGMC Insured, 5.25%, 12/01/23	540,000	541,199
Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	5,561,358
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc.
Project, 6.00%, 12/01/40.	6,020,000	6,938,471
Ohio State GO, Refunding, Series A, 5.00%, 9/01/28	5,465,000	6,785,563
Ohio State Higher Educational Facility Commission Revenue,
BHAC Insured, 4.75%, 1/15/46	5,935,000	5,938,264
Case Western Reserve University Project, Refunding, 5.00%, 12/01/40	6,000,000	6,726,840
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,652,719
Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%,
11/15/40	21,805,000	23,359,260
Hospital Facilities, Summa Health System, AGMC Insured, 5.75%, 11/15/40	1,665,000	1,840,624
Hospital Facilities, Summa Health System, AGMC Insured, Pre-Refunded, 5.75%, 11/15/40	2,835,000	3,237,740
Kenyon College Project, Pre-Refunded, 5.25%, 7/01/44	20,460,000	23,097,703
Kenyon College Project, Refunding, 5.00%, 7/01/42	10,500,000	11,585,385
Kenyon College Project, Refunding, 4.00%, 7/01/44	10,000,000	10,131,900
Kenyon College Project, Refunding, 5.25%, 7/01/44	9,540,000	10,529,870
University Hospital, BHAC Insured, 4.75%, 1/15/46	4,155,000	4,157,285
Xavier University Project, 5.00%, 5/01/40	14,500,000	15,617,660
Xavier University Project, 4.375%, 5/01/42	8,070,000	8,157,721
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, junior lien, Series
A-1, 5.25%, 2/15/33	4,200,000	4,804,842
Ohio State Turnpike Commission Turnpike Revenue, Refunding, Series A, NATL Insured, 5.50%, 2/15/24 .	16,000,000	18,887,200
Ohio State University Revenue, General Receipts, Series A, 4.00%, 12/01/30.	4,325,000	4,603,271
Ohio State Water Development Authority Revenue,
Drinking Water Assistance Fund, 4.00%, 12/01/32	3,000,000	3,207,210
Drinking Water Assistance Fund, 4.00%, 12/01/33	6,000,000	6,378,180
Fresh Water, Series A, 5.00%, 12/01/35	5,000,000	5,801,900
Fresh Water, Series B, 5.00%, 6/01/27	4,775,000	5,843,215
Fresh Water, Series B, 5.00%, 12/01/27	5,000,000	6,099,100

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio State Water Development Authority Water PCR,
Series A, 5.00%, 12/01/25	$6,350,000	$7,734,554
Series A, 5.00%, 6/01/26.	10,000,000	12,227,300
Ohio Turnpike Commission Revenue, Capital Appreciation, junior lien, zero cpn., Series A-2, BAM
Insured, zero cpn., 2/15/38	3,665,000	1,578,992
[a] Ohio University General Receipts Athens Revenue, Refunding, Series A, 5.00%, 12/01/44.	7,000,000	7,897,050
Olentangy Local School District GO,
School Facilities Construction and Improvement, 5.00%, 12/01/41	2,125,000	2,434,400
School Facilities Construction and Improvement, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/36.	7,505,000	7,889,631
Perrysburg Exempted Village School GO, School Facilities Construction and Improvement, 5.00%,
12/01/38	3,225,000	3,622,610
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,152,730
Princeton City School District GO,
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	2,215,560
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	2,114,280
School Improvement, Refunding, 5.00%, 12/01/39	12,000,000	13,567,320
Reading Community City School District GO, Classroom Facilities, Refunding, Series A, 5.00%, 11/01/46 .	2,000,000	2,217,000
Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, Pre-Refunded,
5.00%, 12/01/32	3,000,000	3,151,830
Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured Guaranty, 5.25%,
12/01/38	15,000,000	15,704,550
Shawnee State University Revenue, General Receipts, NATL Insured, Pre-Refunded, 5.00%, 6/01/28.	5,780,000	5,840,979
Sheffield Lake City School District GO,
School Improvement, 5.00%, 12/01/37	1,920,000	2,081,606
School Improvement, Pre-Refunded, 5.00%, 12/01/37	7,715,000	8,504,013
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities
Construction and Improvement, 4.00%, 12/01/42	10,000,000	10,198,800
Springboro Community City School District GO,
Refunding, AGMC Insured, 5.25%, 12/01/27	5,175,000	6,322,660
Refunding, AGMC Insured, 5.25%, 12/01/28	2,000,000	2,455,940
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%,
12/01/43	3,760,000	4,098,362
St. Mary’s City School District GO, School Facilities Construction and Improvement, AGMC Insured,
Pre-Refunded, 5.00%, 12/01/35.	3,500,000	3,679,376
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	17,714,671
Summit County Port Authority Lease Revenue,
The University of Akron Student Housing Project, 6.00%, 1/01/42	3,420,000	3,901,228
The University of Akron Student Housing Project, Pre-Refunded, 6.00%, 1/01/42	8,160,000	9,594,120
Switzerland of Local School District GO, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,659,060
Sylvania City School District GO,
School Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/36	7,660,000	7,745,486
School Improvement, Refunding, BAM Insured, 5.00%, 12/01/36	9,700,000	10,844,212
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	6,597,673
Toledo City School District GO,
School Facilities Improvement, Pre-Refunded, 5.375%, 12/01/35	4,565,000	4,910,297
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/32.	7,830,000	9,075,440
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,720,225
Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28	3,000,000	3,363,030
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%,
12/01/26	1,500,000	1,505,145

108 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	$19,395,000	$21,516,037
Series A, 4.00%, 11/15/36	9,125,000	9,300,930
University of Akron General Receipts Revenue,
Refunding, Series A, 5.00%, 1/01/31	4,365,000	4,917,958
Refunding, Series A, 5.00%, 1/01/36	11,065,000	12,347,655
Refunding, Series A, 5.00%, 1/01/38	13,225,000	14,713,606
Refunding, Series A, BAM Insured, 5.00%, 1/01/34	6,000,000	6,766,680
Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/33	5,000,000	5,171,150
Series B, AGMC Insured, Pre-Refunded, 5.00%, 1/01/38	19,000,000	19,650,370
University of Cincinnati General Receipts Revenue,
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,488,016
Series C, 5.00%, 6/01/39	6,255,000	6,964,942
Series C, 5.00%, 6/01/41	2,500,000	2,819,125
Series C, AGMC Insured, 5.00%, 6/01/31	8,000,000	8,356,960
University of Toledo General Receipts Revenue, Refunding, Series A, AMBAC Insured, 4.50%, 6/01/30	10,000,000	10,029,800
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,538,427
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,214,368
Willoughby Eastlake City School District GO, School Improvement, 5.00%, 12/01/46	10,000,000	11,168,900
Wright State University Revenue, General Receipts, Series A, 5.00%, 5/01/31	10,120,000	11,274,692
Wyoming City School District GO, School Improvement, 5.00%, 12/01/42.	7,250,000	8,120,290
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding, 5.00%,
12/01/40	7,285,000	8,119,642
Youngstown State University General Receipts Revenue,
Assured Guaranty, Pre-Refunded, 5.25%, 12/15/29	4,000,000	4,377,040
Assured Guaranty, Pre-Refunded, 5.50%, 12/15/33	4,225,000	4,646,993
Total Municipal Bonds before Short Term Investments (Cost $1,528,105,708)		1,587,802,363

Short Term Investments (Cost $1,700,000) 0.1%
Municipal Bonds 0.1%
Ohio 0.1%
[b] Ohio State Higher Educational Facility Revenue, Cleveland Clinic Health System Obligation Group,
Refunding, Series B, Daily VRDN and Put, 0.57%, 1/01/39	1,700,000	1,700,000
Total Investments (Cost $1,529,805,708) 99.7%		1,589,502,363
Other Assets, less Liabilities 0.3%.		5,371,212
Net Assets 100.0%		$1,594,873,575

See Abbreviations on page 149.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Oregon Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.89	$12.02	$11.69	$12.58	$12.45
Income from investment operations[b]:
Net investment income[c]	0.40	0.42	0.46	0.46	0.44
Net realized and unrealized gains (losses)	(0.29)	(0.12)	0.33	(0.91)	0.13
Total from investment operations	0.11	0.30	0.79	(0.45)	0.57
Less distributions from net investment income	(0.40)	(0.43)	(0.46)	(0.44)	(0.44)
Net asset value, end of year.	$11.60	$11.89	$12.02	$11.69	$12.58

Total return[d]	0.90%	2.54%	6.88%	(3.50)%	4.64%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.62%	0.62%
Net investment income	3.37%	3.55%	3.84%	3.88%	3.53%

Supplemental data
Net assets, end of year (000’s)	$962,953	$960,516	$951,107	$924,611	$1,189,801
Portfolio turnover rate	16.89%	11.84%	7.87%	8.28%	7.51%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

110 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.06	$12.19	$11.84	$12.74	$12.60
Income from investment operations[b]:
Net investment income[c]	0.34	0.36	0.40	0.40	0.38
Net realized and unrealized gains (losses)	(0.30)	(0.13)	0.35	(0.92)	0.13
Total from investment operations	0.04	0.23	0.75	(0.52)	0.51
Less distributions from net investment income	(0.33)	(0.36)	(0.40)	(0.38)	(0.37)
Net asset value, end of year.	$11.77	$12.06	$12.19	$11.84	$12.74

Total return[d]	0.32%	1.95%	6.38%	(4.07)%	4.08%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.17%	1.17%
Net investment income	2.82%	3.00%	3.29%	3.33%	2.98%

Supplemental data
Net assets, end of year (000’s)	$197,041	$190,047	$186,572	$188,147	$266,819
Portfolio turnover rate	16.89%	11.84%	7.87%	8.28%	7.51%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 111

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.90	$12.03	$11.70	$12.59	$12.46
Income from investment operations[b]:
Net investment income[c]	0.41	0.43	0.47	0.47	0.46
Net realized and unrealized gains (losses)	(0.29)	(0.12)	0.33	(0.90)	0.12
Total from investment operations	0.12	0.31	0.80	(0.43)	0.58
Less distributions from net investment income	(0.41)	(0.44)	(0.47)	(0.46)	(0.45)
Net asset value, end of year.	$11.61	$11.90	$12.03	$11.70	$12.59

Total return	0.99%	2.64%	6.99%	(3.41)%	4.74%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.52%	0.52%
Net investment income	3.47%	3.65%	3.94%	3.98%	3.63%

Supplemental data
Net assets, end of year (000’s)	$96,539	$51,607	$50,011	$34,225	$48,678
Portfolio turnover rate	16.89%	11.84%	7.87%	8.28%	7.51%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

112 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Oregon Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.5%
Oregon 94.1%
Astoria Hospital Facilities Authority Revenue,
Columbia Memorial Hospital, 5.00%, 8/01/41.	$4,250,000	$4,515,328
Columbia Memorial Hospital, 4.00%, 8/01/46.	1,750,000	1,646,085
Columbia Memorial Hospital, Refunding, 5.00%, 8/01/28	1,325,000	1,418,784
Beaverton School District GO,
Washington County School District No. 48J, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/31	1,280,000	1,391,539
Washington County School District No. 48J, Assured Guaranty, Pre-Refunded, 5.125%, 6/01/36	1,000,000	1,089,910
Central Lincoln People’s Utility District Electric System Revenue, 5.00%, 12/01/45	2,900,000	3,236,661
Chemeketa Community College District GO,
Marion, Polk, Yamhill and Linn Counties, Pre-Refunded, 5.00%, 6/15/25	1,500,000	1,578,270
Marion, Polk, Yamhill and Linn Counties, Pre-Refunded, 5.00%, 6/15/26	2,615,000	2,751,451
City of Lake Oswego GO, Clackamas, Multnomah and Washington Counties, Refunding, Series A,
5.00%, 12/01/31	6,400,000	6,923,520
City of Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,070,620
City of Redmond GO, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,075,330
City of Tigard Water System Revenue,
Washington County, 5.00%, 8/01/37	11,050,000	12,523,517
Washington County, 5.00%, 8/01/42	20,915,000	23,749,610
Washington County, 5.00%, 8/01/45	23,545,000	26,444,802
Clackamas County Hospital Facility Authority Revenue, Legacy Health System, Series A, Pre-Refunded,
5.50%, 7/15/35	6,525,000	7,197,010
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25	3,075,000	3,775,916
Clackamas County School District No. 12 North Clackamas GO,
[a] Capital Appreciation, Series A, zero cpn., 6/15/40	10,000,000	3,544,500
[a] Capital Appreciation, Series A, zero cpn., 6/15/41	17,030,000	5,751,712
[a] Capital Appreciation, Series A, zero cpn., 6/15/42	16,625,000	5,349,260
[a] Series B, 5.00%, 6/15/34	8,000,000	9,283,440
[a] Series B, 5.00%, 6/15/37	10,000,000	11,490,600
Series B, AGMC Insured, Pre-Refunded, 5.00%, 6/15/27	25,000,000	25,305,500
Clackamas County School District No. 46 Oregon Trail GO,
5.00%, 6/15/32	6,855,000	7,428,489
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	5,272,668
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	5,201,918
Refunding, Series A, 5.00%, 6/15/28	2,210,000	2,401,165
Refunding, Series A, 5.00%, 6/15/29	2,655,000	2,882,772
Clackamas County School District No. 62C Oregon City GO,
Refunding, MAC Insured, 5.00%, 6/01/29	1,000,000	1,136,280
Refunding, MAC Insured, 5.00%, 6/01/34	1,770,000	1,968,417
Refunding, MAC Insured, 5.00%, 6/01/39	1,250,000	1,382,475
Clackamas River Water Revenue,
Clackamas County, 5.00%, 11/01/38	680,000	767,795
Clackamas County, 5.00%, 11/01/40	500,000	563,790
Clackamas County, 5.00%, 11/01/43	1,970,000	2,216,821
Clackamas County, 5.00%, 11/01/46	1,000,000	1,123,000
Columbia and Washington Counties School District No. 47J Vernonia GO, Pre-Refunded, 5.00%, 6/15/35 .	5,175,000	5,802,624
Crook County School District GO,
Crook and Deschutes Counties, 5.00%, 6/15/34	4,475,000	5,180,797
Crook and Deschutes Counties, 5.00%, 6/15/37	8,090,000	9,294,520
Deschutes and Jefferson Counties School District No. 2J Redmond GO,
Pre-Refunded, 5.50%, 6/15/34	5,000,000	5,292,750
Series A, NATL Insured, 5.00%, 6/15/21	85,000	85,271

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Deschutes County Hospital Facility Authority Hospital Revenue,
Cascade Healthcare Community Inc., Pre-Refunded, 8.25%, 1/01/38	$20,000,000	$22,556,600
Cascade Healthcare Community Inc., Series B, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/35	7,000,000	7,261,240
St. Charles Health System Inc., Refunding, Series A, 5.00%, 1/01/48	8,440,000	9,186,518
Eugene Electric Utility System Revenue,
Pre-Refunded, 5.00%, 8/01/33	10,060,000	10,632,615
Series A, Pre-Refunded, 5.00%, 8/01/40	6,745,000	7,770,712
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	4,972,771
Forest Grove Revenue, Campus Improvement, Pacific University Project, Refunding, Series A, 5.00%,
5/01/36	2,500,000	2,612,225
Independence GO,
City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/35	2,110,000	2,365,901
City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/40	3,975,000	4,457,088
Jackson County Airport Revenue,
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/27	1,000,000	1,032,720
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/32	1,000,000	1,032,720
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/37	1,475,000	1,523,262
Jackson County School District No. 549C Medford GO,
Pre-Refunded, 5.00%, 6/15/33	3,225,000	3,393,281
Pre-Refunded, 5.00%, 6/15/34	5,000,000	5,260,900
Series B, AGMC Insured, Pre-Refunded, 5.00%, 12/15/32.	5,765,000	5,954,553
Jefferson County School District No. 509J GO,
Refunding, 5.00%, 6/15/30	1,000,000	1,160,260
Refunding, 5.00%, 6/15/31	1,410,000	1,633,288
Series B, 5.00%, 6/15/30	2,000,000	2,320,520
Keizer Special Assessment, Keizer Station Area A Local ID, 5.20%, 6/01/31.	2,025,000	2,120,843
Klamath County School District GO,
5.00%, 6/15/29	1,155,000	1,343,046
5.00%, 6/15/30	1,095,000	1,270,485
5.00%, 6/15/31	1,000,000	1,158,360
Klamath Falls Intercommunity Hospital Authority Revenue, Sky Lakes Medical Center Project, Refunding,
5.00%, 9/01/46	3,625,000	3,953,896
Lane and Douglas Counties School District No. 28J Fern Ridge GO,
Series A, 5.00%, 6/15/26.	1,265,000	1,527,842
Series A, 5.00%, 6/15/30.	3,175,000	3,716,941
Series A, 5.00%, 6/15/33.	2,115,000	2,444,306
Series A, 5.00%, 6/15/36.	2,000,000	2,283,620
Lane County Metropolitan Wastewater Management Commission Revenue, Pre-Refunded, 5.25%,
11/01/28	5,000,000	5,350,850
Lane County School District No. 19 Springfield GO,
AGMC Insured, Pre-Refunded, zero cpn., 6/15/27	5,580,000	3,513,614
AGMC Insured, Pre-Refunded, zero cpn., 6/15/28	2,000,000	1,201,360
AGMC Insured, Pre-Refunded, zero cpn., 6/15/29	1,925,000	1,101,562
Lebanon GO, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/25	1,635,000	1,652,249
Medford Hospital Facilities Authority Revenue,
Hospital, Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40	25,000,000	26,873,000
Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	10,050,000	10,727,772
Rogue Valley Manor, Refunding, 5.00%, 10/01/33	1,500,000	1,613,790
Rogue Valley Manor, Refunding, 5.00%, 10/01/42	9,420,000	9,920,861
Multnomah and Clackamas Counties School District No. 10Jt Gresham-Barlow GO, Series B, 5.00%,
6/15/37	7,885,000	9,134,930

114 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Multnomah County David Douglas School District No. 40 GO,
Series B, zero cpn., 6/15/24.	$1,640,000	$1,363,627
Series B, zero cpn., 6/15/25.	1,325,000	1,054,992
Series B, zero cpn., 6/15/26.	2,585,000	1,971,476
Series B, zero cpn., 6/15/27.	2,655,000	1,938,920
Series B, zero cpn., 6/15/28.	2,495,000	1,739,963
Series B, zero cpn., 6/15/29.	2,595,000	1,725,467
Series B, zero cpn., 6/15/30.	1,885,000	1,188,907
Series B, zero cpn., 6/15/31.	2,030,000	1,216,051
Series B, zero cpn., 6/15/32.	2,000,000	1,133,520
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	6,853,600
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	3,930,108
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/30	325,000	355,940
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/36	1,350,000	1,440,005
Multnomah County School District No. 1J Portland Public Schools GO, Series B, 3.00%, 6/15/33	9,135,000	8,647,739
Multnomah County School District No. 3 Park Rose GO,
Series A, 5.00%, 6/30/35.	2,000,000	2,261,540
Series A, 5.00%, 6/30/36.	1,500,000	1,693,485
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	7,338,683
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,171
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	11,480,000	10,007,920
Series A, 5.00%, 7/01/42.	10,000,000	11,355,200
Series A, Pre-Refunded, 5.875%, 7/01/33	2,500,000	2,777,850
Series A, Pre-Refunded, 5.75%, 7/01/39	13,175,000	14,601,457
Oregon State Department of Administrative Services COP,
Series A, Pre-Refunded, 5.25%, 5/01/39	3,800,000	4,140,100
Series C, 5.00%, 11/01/34.	4,435,000	4,818,938
Series C, Pre-Refunded, 5.00%, 11/01/34	3,565,000	3,919,682
Oregon State Department of Administrative Services Lottery Revenue,
Series A, 5.00%, 4/01/28.	5,800,000	6,780,200
Series A, 5.00%, 4/01/32.	5,000,000	5,755,450
Series A, Pre-Refunded, 5.00%, 4/01/27	17,880,000	19,331,498
Series A, Pre-Refunded, 5.00%, 4/01/28	18,225,000	19,704,505
Series A, Pre-Refunded, 5.00%, 4/01/29	1,750,000	1,892,065
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/29	3,085,000	3,349,292
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/33	21,530,000	23,374,475
Oregon State Facilities Authority Revenue,
College Housing North West Project, Series A, 4.00%, 10/01/26	2,175,000	2,196,402
College Housing North West Project, Series A, 5.00%, 10/01/36	1,670,000	1,747,572
College Housing North West Project, Series A, 5.00%, 10/01/48	4,000,000	4,132,080
Legacy Health Project, Refunding, Series A, 5.00%, 6/01/46	17,500,000	19,266,450
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30.	1,500,000	1,613,880
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	34,840,200
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,175,080
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	2,975,000	3,200,475
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	3,997,388
PeaceHealth, Refunding, Series A, 5.00%, 11/01/39.	32,790,000	34,419,663
Providence Health and Services, Series C, 5.00%, 10/01/45	4,000,000	4,379,080
Reed College Project, Refunding, Series A, 5.00%, 7/01/29	1,500,000	1,662,540

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority Revenue, (continued)
Reed College Project, Refunding, Series A, 4.75%, 7/01/32	$2,000,000	$2,184,960
Reed College Project, Refunding, Series A, 5.125%, 7/01/41.	10,000,000	11,017,900
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	14,633,540
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/35	8,185,000	8,790,281
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/41	7,800,000	8,306,688
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/46	3,500,000	3,713,150
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty, 5.00%,
7/01/44	8,910,000	9,644,095
University of Portland Projects, Series A, Pre-Refunded, 5.00%, 4/01/32	8,795,000	9,182,772
Willamette University Projects, Refunding, Series B, 5.00%, 10/01/40	3,000,000	3,394,740
Oregon State GO,
Alternative Energy Project, Series B, Pre-Refunded, 6.00%, 10/01/26.	1,680,000	1,812,250
Article XI-Q State Project, Series A, 5.00%, 5/01/42	10,000,000	11,607,000
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	115,000	115,463
Elderly and Disabled Housing, Series A, 5.375%, 8/01/28	605,000	607,105
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,050,000	3,058,601
Higher Education, Article XI-F(1), Series A, 5.00%, 8/01/41.	7,000,000	8,115,450
Higher Education, Article XI-F(1), Series M, 5.00%, 8/01/45	3,315,000	3,809,863
Higher Education, Article XI-G, Series C, 5.00%, 8/01/41	7,000,000	8,115,450
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40	7,005,000	8,078,867
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,020,000	1,072,734
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/34	5,000,000	5,284,600
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/37	5,555,000	5,652,824
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38	5,000,000	5,284,600
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38	480,000	506,971
State Board of Higher Education, Series C, Pre-Refunded, 5.00%, 8/01/37	1,115,000	1,134,635
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,136,920
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program, Series
C, 4.75%, 7/01/42	1,500,000	1,539,780
Oregon State University General Revenue, Series A, 5.00%, 4/01/45.	12,500,000	14,024,000
Philomath School District No. 17J Benton and Polk Counties GO, Series B, zero cpn., 6/15/31	1,000,000	583,290
Port of Portland International Airport Revenue,
Series Nineteen, Pre-Refunded, 5.50%, 7/01/38	23,000,000	24,386,670
Series Twenty-Four A, 5.00%, 7/01/47	3,700,000	4,207,455
Series Twenty-Four B, 5.00%, 7/01/47	9,395,000	10,475,143
Portland Community College District GO,
Multomah Washington Yamhill Clackamas and Columbia Counties, Refunding, 5.00%, 6/15/28	2,000,000	2,411,880
Refunding, 5.00%, 6/15/29	3,000,000	3,595,830
Portland EDR, Broadway Project, Series A, Pre-Refunded, 6.50%, 4/01/35	5,000,000	5,432,650
Portland GO,
Oregon Convention Center Completion Project, Limited Tax, Capital Appreciation, Series B, zero
cpn., 6/01/21	1,000,000	928,710
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/28	7,840,000	8,953,672
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,502,281
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/30	8,750,000	9,969,750
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,196,657
Series C, 5.00%, 6/15/28	1,000,000	1,116,680
Series C, 5.00%, 6/15/30	1,000,000	1,112,500
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34	25,270,000	27,756,821

116 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29	$1,000,000	$1,103,910
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,103,910
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,099,210
Lents Town Center, Series B, 5.00%, 6/15/27.	2,500,000	2,713,025
Lents Town Center, Series B, 5.00%, 6/15/28.	1,175,000	1,273,959
Lents Town Center, Series B, 4.75%, 6/15/29.	1,000,000	1,067,210
Lents Town Center, Series B, 5.00%, 6/15/30.	1,800,000	1,937,988
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,582,775
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	5,087,219
Salem Hospital Facility Authority Revenue,
Salem Health Projects, Refunding, Series A, 5.00%, 5/15/46	31,000,000	33,888,890
Salem Hospital Project, Series A, Pre-Refunded, 5.75%, 8/15/23	10,000,000	10,692,600
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	5,553,560
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured, 5.00%,
6/01/36	4,240,000	4,727,558
Tri-County Metropolitan Transportation District Revenue,
Payroll Tax, senior lien, Series A, 5.00%, 9/01/40	6,000,000	6,826,440
Payroll Tax, senior lien, Series A, 5.00%, 9/01/41	18,650,000	21,396,399
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/37	11,000,000	12,953,380
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	5,612,323
University of Oregon General Revenue, Series A, 5.00%, 4/01/45	20,000,000	22,438,400
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/26	6,850,000	4,520,589
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/27	7,090,000	4,460,035
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/28	2,960,000	1,776,118
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/29	3,110,000	1,779,666
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/30	3,260,000	1,778,721
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 12/15/31	3,515,000	1,783,722
Series B, 5.00%, 6/15/32	3,050,000	3,621,845
Series B, 5.00%, 6/15/33	2,500,000	2,951,625
Series B, NATL Insured, Pre-Refunded, 4.50%, 12/15/31	2,900,000	2,931,349
Washington County School District No. 15 Forest Grove GO,
Series B, zero cpn., 6/15/29.	2,545,000	1,712,810
Series B, zero cpn., 6/15/30.	2,490,000	1,591,135
Series B, zero cpn., 6/15/31.	3,140,000	1,894,205
Washington County School District No. 48J Beaverton GO,
Series B, 5.00%, 6/15/32	10,750,000	12,459,142
Series B, 5.00%, 6/15/33	8,000,000	9,248,960
Series B, 5.00%, 6/15/34	11,000,000	12,709,400
Woodburn School District No. 103 GO,
Marion County, 5.00%, 6/15/33	2,930,000	3,380,077
Marion County, 5.00%, 6/15/34	3,200,000	3,676,288
Marion County, 5.00%, 6/15/35	2,075,000	2,377,286
Yamhill County McMinnville School District No. 40 GO, AGMC Insured, Pre-Refunded, 5.00%, 6/15/28	4,000,000	4,048,880
		1,182,715,891

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 4.4%
Guam 0.4%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/24.	$840,000	$939,548
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29.	3,250,000	3,635,158
		4,574,706
Puerto Rico 4.0%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43	10,000,000	10,016,800
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Sub-Series C-7, NATL Insured, 6.00%,
7/01/28	4,500,000	4,725,000
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	9,690,000	6,322,725
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL Insured,
6.00%, 7/01/25	14,900,000	16,603,517
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Convertible Capital Appreciation, First Subordinate, Series A, 6.75%, 8/01/32	20,000,000	10,550,000
Senior, Series C, 5.25%, 8/01/40	2,860,000	2,012,725
		50,230,767
Total U.S. Territories		54,805,473
Total Municipal Bonds before Short Term Investments (Cost $1,193,055,076)		1,237,521,364

Short Term Investments 1.3%
Municipal Bonds 1.3%
Oregon 1.3%
[b] Oregon State Facilities Authority Revenue, Providence Health and Services, Refunding, Series C, Weekly
VRDN and Put, 1.64%, 10/01/22	100,000	100,219
[b] Oregon State GO,
Veterans Welfare, Series 86, Daily VRDN and Put, 0.53%, 6/01/40	5,630,000	5,630,000
Veterans Welfare, Series 88D, Daily VRDN and Put, 0.53%, 12/01/41.	10,200,000	10,200,000
Total Short Term Investments (Cost $15,930,000)		15,930,219
Total Investments (Cost $1,208,985,076) 99.8%		1,253,451,583
Other Assets, less Liabilities 0.2%.		3,081,471
Net Assets 100.0%		$1,256,533,054

See Abbreviations on page 149.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

118 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.33	$10.51	$10.17	$10.94	$10.79
Income from investment operations[b]:
Net investment income[c]	0.39	0.40	0.43	0.42	0.41
Net realized and unrealized gains (losses)	(0.22)	(0.18)	0.34	(0.78)	0.14
Total from investment operations	0.17	0.22	0.77	(0.36)	0.55
Less distributions from net investment income	(0.38)	(0.40)	(0.43)	(0.41)	(0.40)
Net asset value, end of year.	$10.12	$10.33	$10.51	$10.17	$10.94

Total return[d]	1.62%	2.15%	7.72%	(3.28)%	5.21%

Ratios to average net assets
Expenses	0.64%	0.64%	0.64%	0.63%	0.63%
Net investment income	3.73%	3.92%	4.15%	4.04%	3.77%

Supplemental data
Net assets, end of year (000’s)	$942,320	$965,479	$1,001,684	$981,992	$1,310,224
Portfolio turnover rate	10.88%	4.73%	6.04%	7.04%	4.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.45	$10.63	$10.28	$11.06	$10.90
Income from investment operations[b]:
Net investment income[c]	0.33	0.35	0.38	0.36	0.35
Net realized and unrealized gains (losses)	(0.22)	(0.19)	0.34	(0.79)	0.15
Total from investment operations	0.11	0.16	0.72	(0.43)	0.50
Less distributions from net investment income	(0.32)	(0.34)	(0.37)	(0.35)	(0.34)
Net asset value, end of year.	$10.24	$10.45	$10.63	$10.28	$11.06

Total return[d]	1.04%	1.56%	7.15%	(3.86)%	4.67%

Ratios to average net assets
Expenses	1.19%	1.19%	1.19%	1.18%	1.18%
Net investment income	3.18%	3.37%	3.60%	3.49%	3.22%

Supplemental data
Net assets, end of year (000’s)	$283,260	$282,541	$279,987	$268,291	$350,937
Portfolio turnover rate	10.88%	4.73%	6.04%	7.04%	4.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

120 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.34	$10.52	$10.18	$10.95	$10.80
Income from investment operations[b]:
Net investment income[c]	0.40	0.41	0.44	0.43	0.42
Net realized and unrealized gains (losses)	(0.22)	(0.18)	0.34	(0.78)	0.15
Total from investment operations	0.18	0.23	0.78	(0.35)	0.57
Less distributions from net investment income	(0.39)	(0.41)	(0.44)	(0.42)	(0.42)
Net asset value, end of year.	$10.13	$10.34	$10.52	$10.18	$10.95

Total return	1.72%	2.25%	7.82%	(3.18)%	5.31%

Ratios to average net assets
Expenses	0.54%	0.54%	0.54%	0.53%	0.53%
Net investment income	3.83%	4.02%	4.25%	4.14%	3.87%

Supplemental data
Net assets, end of year (000’s)	$85,753	$52,807	$49,301	$42,043	$57,430
Portfolio turnover rate	10.88%	4.73%	6.04%	7.04%	4.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Pennsylvania Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.3%
Pennsylvania 95.1%
Allegheny County GO,
Refunding, Series C-76, 5.00%, 11/01/41	$5,620,000	$6,266,693
Series C-60, AGMC Insured, Pre-Refunded, 5.00%, 11/01/27	3,000,000	3,083,490
Series C-61, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33	5,000,000	5,345,850
Series C-65, 5.375%, 5/01/31	2,160,000	2,452,399
Series C-65, Pre-Refunded, 5.375%, 5/01/31	2,840,000	3,289,742
Allegheny County Higher Education Building Authority University Revenue,
Duquesne University, Pre-Refunded, 5.00%, 3/01/28	3,000,000	3,121,200
Duquesne University, Pre-Refunded, 5.00%, 3/01/33	1,300,000	1,352,520
Duquesne University, Series A, Pre-Refunded, 5.50%, 3/01/31	3,000,000	3,481,290
Robert Morris University, Refunding, 5.00%, 10/15/34.	2,555,000	2,669,949
Robert Morris University, Refunding, 5.00%, 10/15/38.	2,080,000	2,147,226
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center,
Series A, 5.625%, 8/15/39	12,000,000	12,957,000
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,511,750
NATL Insured, Pre-Refunded, 5.00%, 12/01/37	6,745,000	6,816,160
Refunding, AGMC Insured, 4.00%, 12/01/34	2,250,000	2,345,895
Refunding, AGMC Insured, 4.00%, 12/01/35	2,650,000	2,740,763
Refunding, AGMC Insured, 4.00%, 12/01/36	2,250,000	2,319,570
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project,
Series A, 5.00%, 11/01/44	10,000,000	10,834,800
Bethel Park School District GO, Pre-Refunded, 5.10%, 8/01/33	3,600,000	3,947,112
Bethlehem Area School District GO, AGMC Insured, Pre-Refunded, 5.25%, 1/15/26	6,605,000	7,366,424
Bethlehem GO, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,980,000	5,772,866
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,575,700
Bucks County Water and Sewer Authority Sewer System Revenue, Refunding, Series A, AGMC Insured,
5.00%, 12/01/35	2,500,000	2,771,100
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%, 12/01/41	10,000,000	11,073,800
Butler County Hospital Authority Hospital Revenue,
Butler Health System Project, Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,729,569
Butler Health System Project, Series B, Pre-Refunded, 7.25%, 7/01/39	4,500,000	5,119,650
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	6,478,265
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,254,700
Centre County Hospital Authority Revenue, Mount Nittany Medical Center, Refunding, Series A, 5.00%,
11/15/46	6,050,000	6,545,918
Chester County IDA Student Housing Revenue,
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A,
5.00%, 8/01/35	500,000	526,565
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A,
5.00%, 8/01/45	1,500,000	1,560,795
Clarion County IDA Student Housing Revenue, Clarion University Foundation Inc., Student Housing
Project at Clarion University, Series A, 5.00%, 7/01/45	2,335,000	2,377,847
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34.	10,000,000	11,013,000
Series B, 5.00%, 6/01/32	5,000,000	5,487,000
Cumberland County Municipal Authority College Revenue,
Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania
Financing Program, Series GG1, NATL Insured, Pre-Refunded, 5.00%, 5/01/34.	3,500,000	3,524,500
Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania
Financing Program, Series HH1, 5.00%, 11/01/39	1,200,000	1,296,708
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	4,960,260

122 Annual Report

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STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding, 5.00%,
5/01/37	$2,500,000	$2,580,275
Dauphin County General Authority Health System Revenue,
Pinnacle Health System Project, Refunding, Series A, 5.00%, 6/01/36	1,000,000	1,101,770
Pinnacle Health System Project, Series A, 6.00%, 6/01/36	1,610,000	1,750,601
Pinnacle Health System Project, Series A, 5.00%, 6/01/42	15,590,000	16,646,846
Pinnacle Health System Project, Series A, Pre-Refunded, 6.00%, 6/01/36	8,390,000	9,296,791
Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39	7,500,000	8,092,125
Delaware County Authority Revenue,
Cabrini College, Refunding, Assured Guaranty, 5.875%, 7/01/29	1,140,000	1,144,446
Haverford College, Refunding, 5.00%, 11/15/40	3,000,000	3,250,350
Delaware County Authority University Revenue,
Neumann University, 5.00%, 10/01/25.	1,250,000	1,364,738
Neumann University, 5.25%, 10/01/31.	1,250,000	1,328,550
Delaware County Regional Water Quality Control Authority Revenue, 4.00%, 11/01/36	2,005,000	2,061,621
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25 Project,
BAM Insured, 5.00%, 11/01/38	1,250,000	1,364,375
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
5.60%, 7/01/17	5,000,000	5,080,850
East Hempfield Township IDAR,
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%,
7/01/45	3,250,000	3,318,673
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%,
7/01/47	3,750,000	3,808,462
Erie Parking Authority Parking Facilities Revenue,
Guaranteed, AGMC Insured, Pre-Refunded, 5.125%, 9/01/32	1,100,000	1,244,892
Guaranteed, Refunding, AGMC Insured, 5.125%, 9/01/32	3,150,000	3,487,397
Erie Water Authority Water Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/43	5,575,000	5,960,623
Refunding, 5.00%, 12/01/43	6,000,000	6,658,860
Refunding, AGMC Insured, 5.00%, 12/01/43	1,425,000	1,502,919
Falls Township Authority Water and Sewer Revenue, Guaranteed, 5.00%, 12/01/41	2,210,000	2,497,897
Franklin County IDAR, Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	10,733,300
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, York College of Pennsylvania Project, 5.75%,
11/01/41	9,500,000	10,894,885
WellSpan Health Obligated Group, Refunding, Series A, 6.00%, 6/01/25.	4,270,000	4,507,540
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44.	10,000,000	11,005,800
WellSpan Health Obligated Group, Series A, Pre-Refunded, 6.00%, 6/01/25	5,730,000	6,087,036
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A, 6.00%,
6/01/39	1,625,000	1,777,539
Lackawanna County GO,
Series B, AGMC Insured, 5.00%, 9/01/30	8,100,000	8,641,971
Series B, AGMC Insured, 5.00%, 9/01/35	7,500,000	7,925,175
Lancaster County Hospital Authority Revenue, University of Pennsylvania Health System Obligated
Group, Refunding, 5.00%, 8/15/46	4,165,000	4,593,412
Lancaster Parking Authority Parking Revenue,
Guaranteed, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32	1,700,000	1,753,125
Guaranteed, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/35	2,500,000	2,578,125
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	4,335,888
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%,
12/01/43	5,240,000	5,744,560

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STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Lehigh County General Purpose Authority Hospital Revenue, Lehigh Valley Health Network, Series B,
AGMC Insured, Pre-Refunded, 5.00%, 7/01/35	$11,250,000	$11,965,387
Lehigh County General Purpose Authority Revenue, Muhlenberg College Project, Pre-Refunded, 5.25%,
2/01/34	1,500,000	1,619,775
Luzerne County IDA Water Facility Revenue, Pennsylvania American Water Co. Water Facilities,
Refunding, 5.50%, 12/01/39	10,000,000	11,037,100
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Refunding,
Series A, 5.75%, 7/01/39	25,000,000	26,719,750
Lycoming County Authority Revenue,
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/38.	1,400,000	1,589,756
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/43.	1,495,000	1,688,961
Lycoming County Water and Sewer Authority Revenue, Guaranteed Sewer, AGMC Insured, Pre-
Refunded, 5.00%, 11/15/35.	5,835,000	6,432,096
Marple Newtown School District GO, Delaware County, AGMC Insured, Pre-Refunded, 5.00%, 6/01/31	11,225,000	12,203,146
McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39	5,000,000	5,368,450
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center, Series A, 5.00%, 1/01/41	4,000,000	4,198,880
Montgomery County Higher Education and Health Authority Revenue, Arcadia University, 5.625%,
4/01/40	5,750,000	6,115,527
Montgomery County IDA Health System Revenue, Jefferson Health System, Series A, 5.00%, 10/01/41	9,600,000	10,366,368
Montgomery County IDAR,
FHA Insured Mortgage Revenue, Pre-Refunded, 5.375%, 8/01/38	4,995,000	5,682,712
Foulkeways at Gwynedd, Project, Refunding, 5.00%, 12/01/46	2,000,000	2,058,040
Montour School District GO, AGMC Insured, Pre-Refunded, 5.00%, 4/01/37.	12,500,000	12,542,375
Northampton County General Purpose Authority College Revenue, Lafayette College, Refunding, 5.00%,
11/01/34	20,000,000	21,160,800
Northampton County General Purpose Authority Hospital Revenue,
St. Luke’s Hospital Project, Series A, Pre-Refunded, 5.50%, 8/15/35	10,000,000	10,649,100
St. Luke’s Hospital Project, Series B, 5.50%, 8/15/33	2,200,000	2,385,724
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/46	10,000,000	10,715,200
Northampton County General Purpose Authority Revenue,
Higher Education, Lehigh University, Pre-Refunded, 5.00%, 11/15/39	20,000,000	21,713,400
Higher Education, Lehigh University, Refunding, Series A, 4.00%, 11/15/36	6,000,000	6,224,700
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A, 5.25%,
3/01/42	2,400,000	2,505,600
Northeastern York School District GO,
Series B, NATL Insured, Pre-Refunded, 5.00%, 4/01/30	1,000,000	1,003,390
Series B, NATL Insured, Pre-Refunded, 5.00%, 4/01/31	2,000,000	2,006,780
Norwin School District GO, AGMC Insured, Pre-Refunded, 5.00%, 4/01/37.	10,000,000	10,033,900
Owen J. Roberts School District GO, AGMC Insured, Pre-Refunded, 5.00%, 9/01/36.	2,710,000	2,767,154
Pennsylvania State Economic Development Financing Authority Revenue,
UPMC, Series A, 5.00%, 2/01/33	5,000,000	5,558,100
UPMC, Series A, 5.00%, 2/01/45	5,000,000	5,448,250
Pennsylvania State Economic Development Financing Authority Water Facilities Revenue, Aqua
Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	27,625,250
Pennsylvania State Economic Development Financing Authority Water Facility Revenue, Pennsylvania-
American Water Co. Project, 6.20%, 4/01/39	12,000,000	13,144,200
Pennsylvania State GO,
Second Series, Pre-Refunded, 5.00%, 4/15/23	10,000,000	10,837,800
Second Series A, Pre-Refunded, 5.00%, 8/01/25	5,000,000	5,088,050

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STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	$1,800,000	$1,879,290
AICUP Financing Program, St. Francis University Project, Series JJ2, 6.25%, 11/01/41	3,840,000	4,158,029
Bryn Mawr College, Refunding, 5.00%, 12/01/44	6,365,000	7,145,094
Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,000,000	5,042,500
Drexel University, Series A, NATL Insured, Pre-Refunded, 5.00%, 5/01/37	25,525,000	26,235,361
Edinboro University Foundation, Student Housing Project, Pre-Refunded, 6.00%, 7/01/43	3,500,000	4,030,250
Foundation for Indiana University, Student Housing Project, Refunding, Series B, 5.00%, 7/01/41	1,250,000	1,315,500
La Salle University, Series A, 5.00%, 5/01/37	2,500,000	2,535,025
Philadelphia University, Refunding, 5.00%, 6/01/30.	2,295,000	2,313,819
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 5.00%, 10/01/35.	1,400,000	1,430,674
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 6.25%, 10/01/43.	7,000,000	7,655,690
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 5.00%, 10/01/44.	2,000,000	2,020,260
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	16,474,800
State System of Higher Education, Series AF, NATL Insured, Pre-Refunded, 5.00%, 6/15/37	7,000,000	7,085,540
Temple University, First Series, 5.00%, 4/01/42	15,000,000	16,618,950
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/36.	2,750,000	3,184,170
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/46.	14,000,000	16,030,000
Thomas Jefferson University, Pre-Refunded, 5.00%, 3/01/40	16,980,000	18,882,949
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45.	7,465,000	8,115,127
The Trustees of the University of Pennsylvania, Series A, Pre-Refunded, 5.00%, 9/01/41	25,000,000	28,526,250
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,459,700
University of the Sciences in Philadelphia, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/32	5,000,000	5,321,750
University of the Sciences in Philadelphia, Series A, 5.00%, 11/01/36	4,250,000	4,669,262
University of Pennsylvania Health System, 5.00%, 8/15/40	6,475,000	7,140,241
University of Pennsylvania Health System, Pre-Refunded, 5.75%, 8/15/41	3,950,000	4,683,120
University of Pennsylvania Health System, Series B, Pre-Refunded, 6.00%, 8/15/26	5,000,000	5,360,450
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	14,101,620
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
5.00%, 7/01/42	5,500,000	5,675,780
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
Refunding, Series A, 5.00%, 7/01/35.	1,000,000	1,070,730
Pennsylvania State Public School Building Authority College Revenue, Delaware County Community
College Project, AGMC Insured, Pre-Refunded, 5.00%, 10/01/32	1,000,000	1,044,090
Pennsylvania State Public School Building Authority Community College Revenue, Community College of
Philadelphia Project, Pre-Refunded, 6.00%, 6/15/28	5,000,000	5,441,650
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series C, 5.00%, 12/01/43.	10,000,000	10,969,200
Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/38	5,000,000	5,333,450
Series D, 5.125%, 12/01/40	10,000,000	10,830,200
Special, Motor License Fund Enhanced Turnpike, Series A, 5.50%, 12/01/41	5,000,000	5,628,150
Sub Series A, Assured Guaranty, 5.00%, 6/01/39	17,200,000	18,338,296
Sub Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	2,800,000	3,043,992
Pennsylvania State University Revenue,
5.00%, 3/01/40	1,500,000	1,644,840
Refunding, Series B, 4.00%, 9/01/35	3,470,000	3,614,838
Refunding, Series B, 4.00%, 9/01/36	3,460,000	3,593,037
Series A, 5.00%, 9/01/36.	1,300,000	1,493,739

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State University Revenue, (continued)
Series A, 5.00%, 9/01/40.	$10,490,000	$11,859,679
Series A, 5.00%, 9/01/41.	20,450,000	23,371,487
Philadelphia Airport Revenue,
Series A, AGMC Insured, 5.00%, 6/15/35	5,000,000	5,399,700
Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	5,380,050
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	5,604,350
International Apartments at Temple University, Series A, 5.625%, 6/15/42.	4,000,000	4,195,360
Temple University, First Series, 5.00%, 4/01/40	5,000,000	5,494,100
Temple University, Second Series, 5.00%, 4/01/36	5,000,000	5,519,900
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/47.	5,000,000	5,430,050
Philadelphia Gas Works Revenue,
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/32.	2,000,000	2,238,840
Ninth Series, 5.25%, 8/01/40	3,490,000	3,769,793
Ninth Series, Pre-Refunded, 5.25%, 8/01/40	2,230,000	2,523,736
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	390,000	426,434
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	4,480,000	4,846,464
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	4,460,000	4,839,055
Series A, 5.25%, 7/15/33.	5,000,000	5,656,000
Series A, Assured Guaranty, Pre-Refunded, 5.125%, 8/01/25	520,000	569,790
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/26	540,000	593,309
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of
Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,473,000
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%,
12/01/21	5,000,000	5,077,150
Philadelphia Municipal Authority Lease Revenue,
6.50%, 4/01/34	3,250,000	3,569,215
6.50%, 4/01/39	2,500,000	2,742,850
Philadelphia School District GO,
Series E, Pre-Refunded, 6.00%, 9/01/38	4,905,000	5,271,698
Series E, Pre-Refunded, 6.00%, 9/01/38	95,000	102,028
Philadelphia Water and Wastewater Revenue,
Series A, 5.00%, 7/01/40.	10,000,000	11,084,400
Series A, 5.00%, 1/01/41.	13,000,000	14,159,080
Series A, 5.125%, 1/01/43	5,000,000	5,502,350
Series A, 5.00%, 7/01/45.	5,000,000	5,521,650
Series A, Pre-Refunded, 5.25%, 1/01/36	3,000,000	3,229,740
Series C, AGMC Insured, 5.00%, 8/01/35	7,000,000	7,693,840
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	16,531,341
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project, Series
A, 5.00%, 8/15/40	5,000,000	5,348,050
Reading GO,
AGMC Insured, Pre-Refunded, 6.00%, 11/01/28	590,000	638,675
Refunding, AGMC Insured, 6.00%, 11/01/28	1,410,000	1,519,007
Scranton School District GO,
Series A, AGMC Insured, 5.00%, 7/15/38	5,430,000	5,555,433
Series C, AGMC Insured, 5.00%, 7/15/38	5,000,000	5,115,500
Scranton-Lackawanna Health and Welfare Authority Revenue,
University of Scranton, Refunding, 5.00%, 11/01/37	4,000,000	4,377,960
University of Scranton, XLCA Insured, Pre-Refunded, 5.00%, 11/01/37	8,125,000	8,351,119

126 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Snyder County Higher Education Authority University Revenue, Susquehanna University Project, 5.00%,
1/01/38	$4,000,000	$4,170,880
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B,
Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	11,294,800
State College Area School District GO, 5.00%, 3/15/40	16,400,000	18,476,404
State Public School Building Authority Revenue,
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project,
Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	7,095,000	7,800,740
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project,
Refunding, Series A, AGMC Insured, 5.00%, 6/01/33	3,000,000	3,280,500
State Public School Building Authority School Lease Revenue, The School District of the City of
Harrisburg Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 11/15/33	5,000,000	5,428,349
Susquehanna Area Regional Airport Authority Airport System Revenue, Series A, 6.50%, 1/01/38	4,000,000	4,109,400
Swarthmore Borough Authority College Revenue, Swarthmore College Project, 5.00%, 9/15/43	1,000,000	1,133,700
Swarthmore Borough Authority Revenue, Swarthmore College, Series B, 4.00%, 9/15/46	5,345,000	5,485,734
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell University,
Series A, 5.00%, 4/01/42	5,000,000	5,582,400
University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
University Capital Project, Series B, Pre-Refunded, 5.00%, 9/15/31	10,000,000	10,796,800
University Capital Project, Series C, Pre-Refunded, 5.00%, 9/15/35	5,000,000	5,484,500
Washington County IDA College Revenue,
Washington and Jefferson College, Refunding, 5.25%, 11/01/30	7,525,000	8,314,222
Washington and Jefferson College, Refunding, 5.00%, 11/01/36	8,470,000	9,214,513
West Mifflin Area School District GO, Allegheny County, AGMC Insured, Pre-Refunded, 5.125%, 4/01/31 .	1,000,000	1,065,060
Westmoreland County Municipal Authority Revenue, Municipal Service, Refunding, BAM Insured, 5.00%,
8/15/42	7,500,000	8,293,575
Whitehall-Coplay School District GO, Lehigh County, Series A, AGMC Insured, 5.375%, 11/15/34.	6,000,000	6,438,900
Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%, 3/01/37	1,810,000	1,810,000
		1,247,595,287

U.S. Territories 3.2%
Puerto Rico 3.2%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	3,262,500
Series TT, 5.00%, 7/01/32	5,100,000	3,327,750
Series XX, 5.25%, 7/01/40	16,020,000	10,453,050
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.375%, 8/01/39.	6,000,000	2,835,000
First Subordinate, Series A, 6.00%, 8/01/42	34,000,000	17,510,000
First Subordinate, Series C, 5.50%, 8/01/40	9,000,000	4,387,500
		41,775,800
Total Municipal Bonds before Short Term Investments (Cost $1,255,511,164)		1,289,371,087

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments 0.5%
Municipal Bonds 0.5%
Pennsylvania 0.5%
[a] Emmaus General Authority Revenue, Weekly VRDN and Put, 0.67%, 12/01/28	$2,200,000	$2,200,000
[a] Geisinger Authority Revenue, Geisinger Health System, Series A, Daily VRDN and Put, 0.57%, 10/01/43 .	4,500,000	4,500,000
Total Short Term Investments (Cost $6,700,000)		6,700,000
Total Investments (Cost $1,262,211,164) 98.8%		1,296,071,087
Other Assets, less Liabilities 1.2%.		15,261,543
Net Assets 100.0%		$1,311,332,630

See Abbreviations on page 149.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

128 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 2017

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$937,140,341	$717,885,899	$307,036,777	$1,058,437,352
Value	$970,848,607	$734,450,162	$309,998,083	$1,058,763,679
Cash	59,963	31,901	86,834	70,350
Receivables:
Investment securities sold	—	—	—	1,165,023
Capital shares sold	1,157,541	837,913	92,162	1,650,995
Interest.	9,536,131	9,551,094	2,768,005	14,506,093
Other assets	979	745	312	1,071
Total assets.	981,603,221	744,871,815	312,945,396	1,076,157,211
Liabilities:
Payables:
Investment securities purchased	—	—	1,104,840	1,260,444
Capital shares redeemed	1,640,635	1,890,052	669,322	2,204,881
Management fees	387,285	298,781	137,305	421,906
Distribution fees.	118,356	100,117	48,112	136,680
Transfer agent fees	55,957	49,319	22,127	76,134
Distributions to shareholders	435,398	164,373	166,977	405,968
Accrued expenses and other liabilities	43,623	42,615	25,242	68,315
Total liabilities	2,681,254	2,545,257	2,173,925	4,574,328
Net assets, at value	$978,921,967	$742,326,558	$310,771,471	$1,071,582,883
Net assets consist of:
Paid-in capital	$985,835,996	$749,225,241	$328,622,454	$1,092,766,418
Undistributed net investment income	1,742,964	1,272,599	921,122	1,908,459
Net unrealized appreciation (depreciation)	33,708,266	16,564,263	2,961,306	326,327
Accumulated net realized gain (loss)	(42,365,259)	(24,735,545)	(21,733,411)	(23,418,321)
Net assets, at value	$978,921,967	$742,326,558	$310,771,471	$1,071,582,883
Class A:
Net assets, at value	$769,834,770	$553,316,584	$222,705,265	$861,662,281
Shares outstanding	71,434,591	47,466,147	21,365,356	74,819,411
Net asset value per share[a]	$10.78	$11.66	$10.42	$11.52
Maximum offering price per share (net asset value per share ÷
95.75%)	$11.26	$12.18	$10.88	$12.03
Class C:
Net assets, at value	$118,380,673	$115,471,618	$61,813,217	$142,248,117
Shares outstanding	10,809,999	9,791,796	5,884,466	12,165,500
Net asset value and maximum offering price per share[a]	$10.95	$11.79	$10.50	$11.69
Advisor Class:
Net assets, at value	$90,706,524	$73,538,356	$26,252,989	$67,672,485
Shares outstanding	8,393,278	6,308,699	2,520,410	5,857,701
Net asset value and maximum offering price per share	$10.81	$11.66	$10.42	$11.55

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2017

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,048,900,403	$1,529,805,708	$1,208,985,076	$1,262,211,164
Value	$1,086,149,290	$1,589,502,363	$1,253,451,583	$1,296,071,087
Cash	567,343	97,980	27,577,193	95,070
Receivables:
Investment securities sold	5,585,505	—	—	—
Capital shares sold	1,242,704	1,169,649	1,947,776	1,789,119
Interest	10,073,631	16,054,895	12,608,429	17,211,174
Other assets	1,084	1,602	1,246	1,306
Total assets	1,103,619,557	1,606,826,489	1,295,586,227	1,315,167,756
Liabilities:
Payables:
Investment securities purchased.	12,213,582	7,839,790	35,351,272	—
Capital shares redeemed.	2,485,785	2,682,249	2,604,779	2,474,276
Management fees	428,319	618,165	491,004	511,703
Distribution fees	164,949	250,795	171,970	213,420
Transfer agent fees	95,335	143,795	75,059	102,456
Distributions to shareholders	165,048	322,889	298,256	459,571
Accrued expenses and other liabilities	49,206	95,231	60,833	73,700
Total liabilities.	15,602,224	11,952,914	39,053,173	3,835,126
Net assets, at value	$1,088,017,333	$1,594,873,575	$1,256,533,054	$1,311,332,630
Net assets consist of:
Paid-in capital	$1,061,206,805	$1,569,304,311	$1,267,341,791	$1,331,365,590
Undistributed net investment income.	558,759	1,372,978	1,502,275	4,270,822
Net unrealized appreciation (depreciation)	37,248,887	59,696,655	44,466,507	33,859,923
Accumulated net realized gain (loss)	(10,997,118)	(35,500,369)	(56,777,519)	(58,163,705)
Net assets, at value	$1,088,017,333	$1,594,873,575	$1,256,533,054	$1,311,332,630
Class A:
Net assets, at value	$695,039,897	$1,120,704,044	$962,952,845	$942,319,634
Shares outstanding	56,665,621	89,230,081	83,045,879	93,159,201
Net asset value per share[a]	$12.27	$12.56	$11.60	$10.12
Maximum offering price per share (net asset value per
share ÷ 95.75%)	$12.81	$13.12	$12.11	$10.57
Class C:
Net assets, at value	$223,444,391	$330,566,290	$197,041,220	$283,259,803
Shares outstanding	18,021,382	25,978,704	16,741,774	27,661,511
Net asset value and maximum offering price per share[a]	$12.40	$12.72	$11.77	$10.24
Advisor Class:
Net assets, at value	$169,533,045	$143,603,241	$96,538,989	$85,753,193
Shares outstanding	13,806,450	11,423,110	8,316,075	8,467,176
Net asset value and maximum offering price per share	$12.28	$12.57	$11.61	$10.13

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

130 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Operations
for the year ended February 28, 2017

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest.	$41,211,951	$32,280,200	$13,726,642	$44,582,136
Expenses:
Management fees (Note 3a)	4,769,830	3,608,473	1,739,045	5,155,535
Distribution fees: (Note 3c)
Class A.	811,254	569,701	244,132	898,347
Class C	786,830	757,808	431,643	947,472
Transfer agent fees: (Note 3e)
Class A.	277,973	238,090	102,974	424,833
Class C	41,479	48,727	28,007	68,930
Advisor Class	24,543	24,583	9,110	21,607
Custodian fees	8,340	6,172	2,685	8,915
Reports to shareholders	42,053	41,296	23,227	66,526
Registration and filing fees	21,385	18,313	13,612	39,131
Professional fees	73,745	94,899	65,909	140,501
Trustees’ fees and expenses	5,320	3,786	1,795	5,806
Other	65,676	60,635	32,820	84,057
Total expenses	6,928,428	5,472,483	2,694,959	7,861,660
Net investment income	34,283,523	26,807,717	11,031,683	36,720,476
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(2,425,011)	(4,235,549)	18,221	(9,548,801)
Net change in unrealized appreciation (depreciation) on
investments.	(26,538,485)	(14,628,581)	(8,567,551)	(14,769,293)
Net realized and unrealized gain (loss)	(28,963,496)	(18,864,130)	(8,549,330)	(24,318,094)
Net increase (decrease) in net assets resulting from operations	$5,320,027	$7,943,587	$2,482,353	$12,402,382

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 28, 2017

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$39,752,491	$62,249,589	$50,063,133	$58,348,021
Expenses:
Management fees (Note 3a)	5,177,782	7,605,717	5,890,086	6,243,294
Distribution fees: (Note 3c)
Class A	727,895	1,195,781	986,642	979,213
Class C	1,468,810	2,180,356	1,291,541	1,874,594
Transfer agent fees: (Note 3e)
Class A	398,692	588,755	378,376	471,535
Class C	123,757	165,139	76,196	138,872
Advisor Class	76,476	50,504	25,009	30,697
Custodian fees	9,178	13,722	10,370	10,934
Reports to shareholders.	53,920	100,226	53,539	84,153
Registration and filing fees	34,598	43,053	17,462	20,359
Professional fees	43,473	48,182	86,599	140,198
Trustees’ fees and expenses	5,801	8,659	6,596	7,067
Other	84,400	97,049	85,982	90,161
Total expenses	8,204,782	12,097,143	8,908,398	10,091,077
Net investment income	31,547,709	50,152,446	41,154,735	48,256,944
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	148,317	3,543,771	(4,282,919)	(5,382,806)
Net change in unrealized appreciation (depreciation) on
investments	(32,958,290)	(48,565,678)	(29,228,138)	(23,695,785)
Net realized and unrealized gain (loss)	(32,809,973)	(45,021,907)	(33,511,057)	(29,078,591)
Net increase (decrease) in net assets resulting from operations	$(1,262,264)	$5,130,539	$7,643,678	$19,178,353

132 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$34,283,523	$34,710,193	$26,807,717	$26,352,395
Net realized gain (loss)	(2,425,011)	(18,382,512)	(4,235,549)	270,879
Net change in unrealized appreciation (depreciation)	(26,538,485)	5,697,611	(14,628,581)	(11,775,136)
Net increase (decrease) in net assets resulting from
operations	5,320,027	22,025,292	7,943,587	14,848,138
Distributions to shareholders from:
Net investment income:
Class A	(27,754,363)	(29,515,256)	(20,966,161)	(20,623,649)
Class C.	(3,399,047)	(3,361,094)	(3,588,003)	(3,506,195)
Advisor Class	(2,517,420)	(1,945,389)	(2,221,484)	(1,823,837)
Total distributions to shareholders	(33,670,830)	(34,821,739)	(26,775,648)	(25,953,681)
Capital share transactions: (Note 2)
Class A	(7,095,706)	(5,611,014)	14,540,649	12,685,132
Class C.	8,471,828	7,109,658	6,939,231	3,592,645
Advisor Class	35,343,590	9,596,040	24,526,227	6,305,800
Total capital share transactions	36,719,712	11,094,684	46,006,107	22,583,577
Net increase (decrease) in net assets	8,368,909	(1,701,763)	27,174,046	11,478,034
Net assets:
Beginning of year	970,553,058	972,254,821	715,152,512	703,674,478
End of year	$978,921,967	$970,553,058	$742,326,558	$715,152,512
Undistributed net investment income included in net assets:
End of year	$1,742,964	$1,132,228	$1,272,599	$1,250,949

aFor the year ended February 29.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$11,031,683	$12,547,137	$36,720,476	$38,119,246
Net realized gain (loss)	18,221	(2,584,573)	(9,548,801)	152,459
Net change in unrealized appreciation (depreciation)	(8,567,551)	(3,274,341)	(14,769,293)	(24,044,137)
Net increase (decrease) in net assets resulting from
operations	2,482,353	6,688,223	12,402,382	14,227,568
Distributions to shareholders from:
Net investment income:
Class A	(8,261,296)	(9,622,253)	(31,200,232)	(31,918,830)
Class C	(1,857,149)	(2,127,375)	(4,174,362)	(4,204,644)
Advisor Class	(752,290)	(783,436)	(1,616,095)	(1,360,718)
Total distributions to shareholders	(10,870,735)	(12,533,064)	(36,990,689)	(37,484,192)
Capital share transactions: (Note 2)
Class A	(24,113,740)	(24,622,072)	(14,936,884)	(37,218,288)
Class C	(4,847,400)	(4,121,097)	20,592	(433,704)
Advisor Class	5,543,976	1,192,084	28,771,520	4,574,118
Total capital share transactions	(23,417,164)	(27,551,085)	13,855,228	(33,077,874)
Net increase (decrease) in net assets	(31,805,546)	(33,395,926)	(10,733,079)	(56,334,498)
Net assets:
Beginning of year	342,577,017	375,972,943	1,082,315,962	1,138,650,460
End of year.	$310,771,471	$342,577,017	$1,071,582,883	$1,082,315,962
Undistributed net investment income included in net assets:
End of year.	$921,122	$764,962	$1,908,459	$2,372,694

aFor the year ended February 29.

134 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$31,547,709	$32,301,000	$50,152,446	$51,183,911
Net realized gain (loss)	148,317	(23,293)	3,543,771	1,301,401
Net change in unrealized appreciation (depreciation)	(32,958,290)	(4,860,950)	(48,565,678)	(1,609,090)
Net increase (decrease) in net assets resulting
from operations	(1,262,264)	27,416,757	5,130,539	50,876,222
Distributions to shareholders from:
Net investment income:
Class A	(21,864,587)	(22,690,185)	(38,215,219)	(39,989,539)
Class C	(5,442,955)	(5,434,117)	(8,697,787)	(8,975,392)
Advisor Class	(4,322,349)	(4,128,321)	(3,359,379)	(2,702,675)
Total distributions to shareholders	(31,629,891)	(32,252,623)	(50,272,385)	(51,667,606)
Capital share transactions: (Note 2)
Class A	(14,505,341)	14,726,957	(32,847,434)	26,523,104
Class C	12,283,388	7,026,977	17,312,799	10,512,758
Advisor Class	52,327,393	(903,464)	66,393,085	6,841,577
Total capital share transactions	50,105,440	20,850,470	50,858,450	43,877,439
Net increase (decrease) in net assets	17,213,285	16,014,604	5,716,604	43,086,055
Net assets:
Beginning of year	1,070,804,048	1,054,789,444	1,589,156,971	1,546,070,916
End of year	$1,088,017,333	$1,070,804,048	$1,594,873,575	$1,589,156,971
Undistributed net investment income included in net assets:
End of year	$558,759	$823,845	$1,372,978	$1,808,873

aFor the year ended February 29.

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The accompanying notes are an integral part of these financial statements. | Annual Report 135

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$41,154,735	$40,802,641	$48,256,944	$49,484,460
Net realized gain (loss)	(4,282,919)	(17,617,662)	(5,382,806)	(13,597,118)
Net change in unrealized appreciation (depreciation)	(29,228,138)	5,561,749	(23,695,785)	(10,645,372)
Net increase (decrease) in net assets resulting
from operations	7,643,678	28,746,728	19,178,353	25,241,970
Distributions to shareholders from:
Net investment income:
Class A	(33,229,698)	(33,895,481)	(35,941,849)	(37,494,624)
Class C	(5,480,046)	(5,517,511)	(8,844,832)	(9,070,810)
Advisor Class	(2,253,961)	(1,867,443)	(2,398,738)	(1,992,321)
Total distributions to shareholders	(40,963,705)	(41,280,435)	(47,185,419)	(48,557,755)
Capital share transactions: (Note 2)
Class A	28,510,410	19,478,407	(2,589,605)	(18,546,978)
Class C	12,176,238	5,350,053	6,619,909	7,353,412
Advisor Class	46,995,666	2,186,658	34,481,884	4,365,345
Total capital share transactions	87,682,314	27,015,118	38,512,188	(6,828,221)
Net increase (decrease) in net assets	54,362,287	14,481,411	10,505,122	(30,144,006)
Net assets:
Beginning of year	1,202,170,767	1,187,689,356	1,300,827,508	1,330,971,514
End of year	$1,256,533,054	$1,202,170,767	$1,311,332,630	$1,300,827,508
Undistributed net investment income included in net assets:
End of year	$1,502,275	$1,373,844	$4,270,822	$3,198,288

aFor the year ended February 29.

136 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, eight of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued or Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

138 Annual Report

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At February 28, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	9,237,877	$102,364,427	7,242,713	$86,248,755
Shares issued in reinvestment of distributions	2,125,764	23,459,688	1,627,285	19,343,269
Shares redeemed	(12,132,210)	(132,919,821)	(7,727,443)	(91,051,375)
Net increase (decrease)	(768,569)	$(7,095,706)	1,142,555	$14,540,649
Year ended February 29, 2016
Shares sold	7,814,439	$86,276,363	5,328,564	$63,493,478
Shares issued in reinvestment of distributions	2,227,478	24,552,064	1,576,345	18,768,039
Shares redeemed	(10,566,055)	(116,439,441)	(5,840,995)	(69,576,385)
Net increase (decrease)	(524,138)	$(5,611,014)	1,063,914	$12,685,132
Class C Shares:
Year ended February 28, 2017
Shares sold	2,365,215	$26,698,263	1,681,407	$20,327,936
Shares issued in reinvestment of distributions	272,122	3,049,633	281,326	3,381,970
Shares redeemed	(1,909,414)	(21,276,068)	(1,402,403)	(16,770,675)
Net increase (decrease)	727,923	$8,471,828	560,330	$6,939,231
Year ended February 29, 2016
Shares sold	2,078,439	$23,293,031	1,416,306	$17,068,954
Shares issued in reinvestment of distributions	265,797	2,973,921	269,961	3,249,018
Shares redeemed	(1,712,687)	(19,157,294)	(1,388,807)	(16,725,327)
Net increase (decrease)	631,549	$7,109,658	297,460	$3,592,645
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	4,756,945	$52,442,293	3,276,844	$38,742,143
Shares issued in reinvestment of distributions	164,917	1,820,725	168,230	1,996,514
Shares redeemed	(1,723,987)	(18,919,428)	(1,373,600)	(16,212,430)
Net increase (decrease)	3,197,875	$35,343,590	2,071,474	$24,526,227
Year ended February 29, 2016
Shares sold	1,982,184	$21,932,274	1,233,888	$14,714,278
Shares issued in reinvestment of distributions	120,703	1,333,368	132,482	1,576,906
Shares redeemed	(1,235,241)	(13,669,602)	(837,637)	(9,985,384)
Net increase (decrease)	867,646	$9,596,040	528,733	$6,305,800

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Annual Report

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	1,622,002	$17,341,618	6,459,022	$76,066,528
Shares issued in reinvestment of distributions	637,140	6,791,610	2,251,666	26,484,885
Shares redeemed	(4,555,924)	(48,246,968)	(10,035,981)	(117,488,297)
Net increase (decrease)	(2,296,782)	$(24,113,740)	(1,325,293)	$(14,936,884)
Year ended February 29, 2016
Shares sold	1,647,223	$17,558,558	4,525,783	$53,385,088
Shares issued in reinvestment of distributions	727,255	7,736,395	2,245,230	26,435,783
Shares redeemed	(4,688,972)	(49,917,025)	(9,945,943)	(117,039,159)
Net increase (decrease)	(2,314,494)	$(24,622,072)	(3,174,930)	$(37,218,288)
Class C Shares:
Year ended February 28, 2017
Shares sold	488,307	$5,280,801	1,762,233	$21,071,556
Shares issued in reinvestment of distributions	141,126	1,515,449	308,143	3,678,444
Shares redeemed	(1,086,835)	(11,643,650)	(2,076,800)	(24,729,408)
Net increase (decrease)	(457,402)	$(4,847,400)	(6,424)	$20,592
Year ended February 29, 2016
Shares sold	555,776	$5,965,233	1,334,158	$15,958,953
Shares issued in reinvestment of distributions	160,393	1,718,758	302,813	3,617,302
Shares redeemed	(1,102,419)	(11,805,088)	(1,674,087)	(20,009,959)
Net increase (decrease)	(386,250)	$(4,121,097)	(37,116)	$(433,704)
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	1,126,599	$11,865,928	3,745,258	$43,561,070
Shares issued in reinvestment of distributions	44,211	470,164	119,547	1,407,210
Shares redeemed	(639,735)	(6,792,116)	(1,380,497)	(16,196,760)
Net increase (decrease)	531,075	$5,543,976	2,484,308	$28,771,520
Year ended February 29, 2016
Shares sold	408,759	$4,355,644	926,757	$10,952,343
Shares issued in reinvestment of distributions	44,539	473,356	99,348	1,172,871
Shares redeemed	(343,038)	(3,636,916)	(640,614)	(7,551,096)
Net increase (decrease)	110,260	$1,192,084	385,491	$4,574,118

140 Annual Report

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		NOTES TO FINANCIAL STATEMENTS

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	8,156,603	$102,076,942	10,587,873	$136,479,455
Shares issued in reinvestment of distributions	1,626,236	20,344,858	2,720,099	34,929,118
Shares redeemed	(10,998,862)	(136,927,141)	(16,026,550)	(204,256,007)
Net increase (decrease)	(1,216,023)	$(14,505,341)	(2,718,578)	$(32,847,434)
Year ended February 29, 2016
Shares sold	7,060,587	$88,802,386	9,522,757	$121,924,716
Shares issued in reinvestment of distributions	1,639,646	20,622,216	2,794,799	35,749,309
Shares redeemed	(7,532,903)	(94,697,645)	(10,264,831)	(131,150,921)
Net increase (decrease)	1,167,330	$14,726,957	2,052,725	$26,523,104
Class C Shares:
Year ended February 28, 2017
Shares sold	3,399,245	$43,148,979	4,055,318	$53,011,032
Shares issued in reinvestment of distributions	402,154	5,082,798	618,103	8,036,545
Shares redeemed	(2,851,451)	(35,948,389)	(3,384,895)	(43,734,778)
Net increase (decrease)	949,948	$12,283,388	1,288,526	$17,312,799
Year ended February 29, 2016
Shares sold	2,700,190	$34,300,299	3,070,809	$39,778,715
Shares issued in reinvestment of distributions	389,438	4,947,962	632,231	8,186,390
Shares redeemed	(2,536,410)	(32,221,284)	(2,892,892)	(37,452,347)
Net increase (decrease)	553,218	$7,026,977	810,148	$10,512,758
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	7,033,639	$87,704,285	6,898,103	$87,905,592
Shares issued in reinvestment of distributions	327,395	4,094,145	221,234	2,833,912
Shares redeemed	(3,178,413)	(39,471,037)	(1,914,258)	(24,346,419)
Net increase (decrease)	4,182,621	$52,327,393	5,205,079	$66,393,085
Year ended February 29, 2016
Shares sold	2,163,058	$27,240,902	1,660,105	$21,264,348
Shares issued in reinvestment of distributions	310,851	3,912,303	171,436	2,194,497
Shares redeemed	(2,546,226)	(32,056,669)	(1,294,069)	(16,617,268)
Net increase (decrease)	(72,317)	$(903,464)	537,472	$6,841,577

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Annual Report

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	13,156,595	$156,419,128	10,758,583	$110,974,434
Shares issued in reinvestment of distributions	2,541,956	30,150,645	3,111,483	32,062,824
Shares redeemed	(13,416,469)	(158,059,363)	(14,204,397)	(145,626,863)
Net increase (decrease)	2,282,082	$28,510,410	(334,331)	$(2,589,605)
Year ended February 29, 2016
Shares sold	9,693,283	$114,801,497	9,046,291	$93,331,408
Shares issued in reinvestment of distributions	2,531,731	29,959,351	3,184,465	32,802,159
Shares redeemed	(10,596,108)	(125,282,441)	(14,043,490)	(144,680,545)
Net increase (decrease)	1,628,906	$19,478,407	(1,812,734)	$(18,546,978)
Class C Shares:
Year ended February 28, 2017
Shares sold	3,068,701	$37,077,563	3,576,800	$37,364,636
Shares issued in reinvestment of distributions	428,575	5,157,276	750,267	7,823,427
Shares redeemed	(2,508,529)	(30,058,601)	(3,706,894)	(38,568,154)
Net increase (decrease)	988,747	$12,176,238	620,173	$6,619,909
Year ended February 29, 2016
Shares sold	2,257,004	$27,107,526	3,198,901	$33,389,468
Shares issued in reinvestment of distributions	424,151	5,090,911	755,186	7,868,379
Shares redeemed	(2,238,514)	(26,848,384)	(3,253,410)	(33,904,435)
Net increase (decrease)	442,641	$5,350,053	700,677	$7,353,412
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	5,383,920	$63,458,721	4,468,007	$45,826,070
Shares issued in reinvestment of distributions	174,059	2,061,686	192,811	1,986,481
Shares redeemed	(1,577,190)	(18,524,741)	(1,302,399)	(13,330,667)
Net increase (decrease)	3,980,789	$46,995,666	3,358,419	$34,481,884
Year ended February 29, 2016
Shares sold	1,340,229	$15,897,124	1,305,234	$13,472,925
Shares issued in reinvestment of distributions	138,730	1,642,940	156,864	1,617,090
Shares redeemed	(1,300,987)	(15,353,406)	(1,039,848)	(10,724,670)
Net increase (decrease)	177,972	$2,186,658	422,250	$4,365,345

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 28, 2017, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Franklin	Franklin	Franklin	Franklin
Arizona	Colorado	Connecticut	Michigan
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

0.475%	0.484%	0.523%	0.473%

Franklin	Franklin	Franklin	Franklin
Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

0.473%	0.465%	0.470%	0.468%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A

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NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
c.	Distribution Fees (continued)

reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$224,103	$216,794	$42,077	$217,148
CDSC retained	$43,669	$16,024	$3,126	$9,601

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$214,234	$374,321	$415,041	$287,173
CDSC retained	$28,055	$51,537	$19,819	$13,691

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 28, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees	$112,421	$98,006	$53,693	$225,990

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	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees	$188,221	$257,769	$158,683	$254,776

f. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the year ended February 28, 2017, were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$2,000,000	$5,050,000	$—	$—
Sales.	$19,200,000	$—	$1,500,000	$12,900,000

	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$700,000	$9,600,000	$—
Sales.	$25,100,000	$19,400,000	$4,600,000

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2017, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2018	$—	$2,700,288	$—	$—
2019	—	1,448,482	—	—
Capital loss carryforwards not subject to expiration:
Short term	13,125,300	13,203,249	7,078,540	11,645,731
Long term	28,447,793	6,519,028	13,842,041	11,441,115
Total capital loss carryforwards	$41,573,093	$23,871,047	$20,920,581	$23,086,846

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4. Income Taxes (continued)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2018	$286,131	$—	$—	$3,499,532
Capital loss carryforwards not subject to expiration:
Short term	7,440,612	17,100,578	17,383,130	11,013,011
Long term	3,270,375	15,281,468	39,344,343	40,129,291
Total capital loss carryforwards	$10,997,118	$32,382,046	$56,727,473	$54,641,834

During the year ended February 28, 2017, Franklin Connecticut Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund utilized $187,752 and $1,645,643, respectively, of capital loss carryforwards.

On February 28, 2017, Franklin Minnesota Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund had expired capital loss carryforwards of $1,004,796 and $264,319, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended February 28, 2017 and February 29, 2016, was as follows:

	Franklin Arizona			Franklin Colorado			Franklin Connecticut
	Tax-Free Income Fund			Tax-Free Income Fund			Tax-Free Income Fund
	2017	2016		2017	2016		2017	2016
Distributions paid from tax exempt
income	$33,670,830		$34,821,739	$26,775,648		$25,953,681	$10,870,735		$12,533,064

	Franklin Michigan			Franklin Minnesota			Franklin Ohio
	Tax-Free Income Fund			Tax-Free Income Fund			Tax-Free Income Fund
	2017	2016		2017	2016		2017	2016
Distributions paid from tax exempt
income	$36,990,689		$37,484,192	$31,629,891		$32,252,623	$50,272,385		$51,667,606

	Franklin Oregon			Franklin Pennsylvania
	Tax-Free Income Fund			Tax-Free Income Fund
	2017	2016		2017	2016
Distributions paid from tax exempt
income	$40,963,705		$41,280,435	$47,185,419		$48,557,755

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NOTES TO FINANCIAL STATEMENTS

At February 28, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Cost of investments	$937,780,876	$718,697,749	$307,851,855	$1,058,731,318

Unrealized appreciation	$50,195,835	$38,456,930	$13,332,377	$34,834,920
Unrealized depreciation	(17,128,104)	(22,704,517)	(11,186,149)	(34,802,559)
Net unrealized appreciation (depreciation)	$33,067,731	$15,752,413	$2,146,228	$32,361
Distributable earnings - undistributed tax exempt
income	$2,026,729	$1,384,327	$1,090,345	$2,276,921

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Cost of investments.	$1,048,713,589	$1,532,605,970	$1,208,678,869	$1,265,716,766

Unrealized appreciation	$44,732,452	$69,104,962	$63,673,225	$74,780,551
Unrealized depreciation	(7,296,751)	(12,208,569)	(18,900,511)	(44,426,230)
Net unrealized appreciation (depreciation)	$37,435,701	$56,896,393	$44,772,714	$30,354,321
Distributable earnings - undistributed tax exempt
income	$536,990	$1,377,809	$1,444,282	$4,714,124

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, bond workout expenditures and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2017, were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$171,046,039	$157,918,183	$39,962,238	$164,109,895
Sales.	$127,332,490	$98,805,470	$55,876,917	$129,445,166

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$212,961,233	$296,991,559	$283,376,539	$219,462,863
Sales.	$149,584,495	$228,567,934	$206,677,941	$140,075,520

6. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to

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6. Concentration of Risk (continued)

heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2017, the Funds did not use the Global Credit Facility.

8. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2017, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

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10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	ID	Improvement District
AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority/Agency
BAM	Build America Mutual Assurance Co.	IDAR	Industrial Development Authority Revenue
BHAC	Berkshire Hathaway Assurance Corp.	IDR	Industrial Development Revenue
CDA	Community Development Authority/Agency	ISD	Independent School District
COP	Certificate of Participation	MAC	Municipal Assistance Corp.
CSD	Central School District	MBS	Mortgage-Backed Security
EDA	Economic Development Authority	MFHR	Multi-Family Housing Revenue
EDR	Economic Development Revenue	NATL	National Public Financial Guarantee Corp.
ETM	Escrow to Maturity	PBA	Public Building Authority
FHA	Federal Housing Authority/Agency	PCC	Pollution Control Corp.
FICO	Financing Corp.	PCR	Pollution Control Revenue
GNMA	Government National Mortgage Association	RDA	Redevelopment Agency/Authority
GO	General Obligation	SFM	Single Family Mortgage
HDA	Housing Development Authority/Agency	SFMR	Single Family Mortgage Revenue
HDC	Housing Development Corp.	USD	Unified/Union School District
HFA	Housing Finance Authority/Agency	XLCA	XL Capital Assurance
HFAR	Housing Finance Authority Revenue

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund (the "Funds") as of February 28, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2017

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2017. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	142	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	142	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), Santander
				Consumer USA Holdings, Inc.
				(consumer finance) (2016-present),
				RTI International Metals, Inc.
				(manufacture and distribution of
				titanium) (1999-2015) and H.J. Heinz
				Company (processed foods and allied
				products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	142	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-Present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	116	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
2008

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	142	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	- AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2016. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company

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data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Arizona Tax-Free Income Fund and Franklin Colorado Tax-Free Income Fund - The Performance Universe for these Funds included the Funds and all retail and institutional “other states” municipal debt funds. The Board noted that the Funds’ annualized income returns and annualized total returns for the one-, three-, five- and 10-year periods were above the median of their Performance Universe. The Board concluded that the Funds’ performance was satisfactory.

Franklin Connecticut Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, but for the three-, five-and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Michigan Tax-Free Income Fund and Franklin Oregon Tax-Free Income Fund – The Performance Universe for these Funds included the Funds and all retail and institutional “other states” municipal debt funds. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their Performance Universe. The Board also noted that the Funds’ annualized total returns for the one-, three-, and 10-year periods were above the medians of their Performance Universe, but for the five-year period were below the medians of their Performance Universe. The Board concluded that the Funds’ performance was satisfactory.

Franklin Minnesota Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Minnesota municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, five- and 10-year periods was above the median of its Performance Universe, and for the three-year period was below the median of its Performance Universe. The Board also noted that the

Fund’s annualized total return for the one- and 10-year periods was above the median of its Performance Universe, but for the three- and five-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Ohio Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Ohio municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Pennsylvania Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Pennsylvania municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and 10-year periods was above the median of its Performance Universe, but for the five-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including management fees; transfer agent expenses; underlying fund expenses, if any; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate (Management Rate) of each Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted

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by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, and Franklin Oregon Tax-Free Income Fund – The Expense Group for each Fund, except for the Franklin Minnesota Tax-Free Income Fund, included the Fund and between five and eleven other “other states” municipal debt funds. The Expense Group for the Franklin Minnesota Tax-Free Income Fund included the Fund and eight other Minnesota municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable.

Franklin Connecticut Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund – The Expense Group for the Franklin Connecticut Tax-Free Income Fund included the Fund and 11 other “other states” municipal debt funds. The Expense Group for the Franklin Ohio Tax-Free Income Fund included the Fund and five other Ohio municipal debt funds. The Expense Group for the Franklin Pennsylvania Tax-Free Income Fund included the Fund and seven other Pennsylvania municipal debt funds. The Board noted that the Management Rates for these Funds were equal to the medians of their respective Expense Groups, and their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs

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across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Tax-Free Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	TF3 A 04/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $814,565 for the fiscal year ended February 28, 2017 and $869,327 for the fiscal year ended February 29, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

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(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2017 and $11,563 for the fiscal year ended February 29, 2016.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended February 28, 2017 and $672,151 for the fiscal year ended February 29, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

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(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended February 28, 2017 and $683,714 for the fiscal year ended February 29, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.          N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                          N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

4

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2017

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2017

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 26, 2017

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